As filed with the Securities and Exchange Commission on June 24, 2024

Securities Act File No. 333-278734

Investment Company Act File No. 811-23802

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-2

REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No. 1	☒
Post-Effective Amendment No.	☐
And
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 10	☒
Post-Effective Amendment No.	☐

Destiny Tech100 Inc.

(Exact Name of Registrant as Specified in Charter)

1401 Lavaca Street, #144

Austin, TX 78701

(Address of Principal Executive Offices)

(415) 639-9966
(Registrant’s Telephone Number, including Area Code)

Sohail Prasad

c/o Destiny Tech100 Inc.

1401 Lavaca Street, #144

Austin, TX 78701

(Name and Address of Agent for Service)

WITH COPIES TO:

Steven B. Boehm, Esq.

Owen J. Pinkerton, Esq.

Eversheds Sutherland (US) LLP

700 Sixth Street, NW

Washington, DC 20001

Tel: (202) 383-0100

Fax: (202) 637-3593

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans. ☐

Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (the “Securities Act”), other than securities offered in connection with dividend or interest reinvestment plans. ☒

Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto. ☐

Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act. ☐

Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act. ☐

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to section 8(c) of the Securities Act.

Check each box that appropriately characterizes the Registrant:

☑	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (the “Investment Company Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☑	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934).

☐	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.

☐	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the U.S. Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the U.S. Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED June 24, 2024

PRELIMINARY PROSPECTUS

$1,000,000,000

Destiny Tech100 Inc.

Common Stock

We are a Maryland corporation that is registered as a closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Beginning with our taxable year ended December 31, 2023, we have elected to be treated, and intend to continue to qualify annually, as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”),  for U.S. federal income tax purposes. As a registered investment company and a RIC, we will be required to comply with certain regulatory requirements.

We may offer, from time to time, in one or more offerings or series, up to $1,000,000,000 in shares of our common stock. The common stock may be offered at prices and on terms to be described in one or more supplements to this prospectus. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our common stock.

In the event we offer shares of our common stock, the offering price per share of our common stock less any underwriting discounts or commissions will generally not be less than the net asset value per share of our common stock at the time we make the offering. However, we may issue shares of our common stock pursuant to this prospectus at a price per share that is less than our net asset value per share (i) in connection with a rights offering to our existing stockholders, (ii) with the prior approval of the majority (as defined in the 1940 Act) of our common stockholders or (iii) under such other circumstances as the Securities and Exchange Commission, or the “SEC,” may permit.

Our common stock may be offered directly to one or more purchasers, or through agents designated from time to time by us, or to or through underwriters or dealers. Each prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of our securities, and will disclose any applicable purchase price, fee, discount or commissions arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell our common stock through agents, underwriters or dealers without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of our common stock.

Our common stock is traded on the New York Stock Exchange (“NYSE”) under the symbol “DXYZ.” On June 21, 2024, the last reported sales price on the NYSE for our common stock was $12.60 per share, which was at a premium of 249% to the net asset value per share of our common stock as of March 31, 2024. We are required to determine the net asset value per share of our common stock on a quarterly basis. Our net asset value per share of our common stock as of March 31, 2024 was $5.07.

We intend to invest in a portfolio of what we believe to be 100 of the top venture-backed private technology companies. Our investment objective is to maximize our portfolio’s total return, principally by seeking capital gains on our equity and equity-related investments. Under normal market conditions, we will invest at least 80% of our total assets in equity and equity-linked securities of companies principally engaged in the technology sector. Equity-linked securities mean any debt or equity securities that are convertible, exercisable or exchangeable for equity securities of the issuer, or that provide us with economic exposure to the equity securities of such issuer. We will invest principally in the equity and equity-linked securities of what we believe to be rapidly growing venture-capital-backed emerging companies, located primarily in the United States. We may also invest on an opportunistic basis in select U.S. publicly traded equity securities or certain non-U.S. companies that otherwise meet our investment criteria.

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We will seek to deploy capital primarily in the form of non-controlling equity and equity-related investments, including common stock, warrants, preferred stock and similar forms of senior equity, which may or may not be convertible into a portfolio company’s common equity, and convertible debt securities with a significant equity component. In addition, we may purchase units or shares of private funds, including venture funds and private equity funds (each, a “Private Fund”), to gain economic exposure to private companies in the technology sector. We will limit our investments in such Private Funds to no more than 15% of our net assets. As of the date of this prospectus, we have not invested in any Private Funds, and will provide notice to investors 60 days before making any such investments.

To maximize our portfolio’s total return, we will take a structure-agnostic approach to investing and also will deploy capital into equity-related and equity-linked investments such as forward contracts for future delivery of stock, swaps or other synthetic equity agreements, and purchases of units or other ownership of limited liability companies, limited partnerships, or other special purpose vehicles that serve to provide us with financial exposure to the equity of a single issuer or portfolio company.

Investing in our common stock involves a high degree of risk and is highly speculative. Before buying any shares of our common stock, you should read the discussion of the material risks of investing in our common stock in the "Risk Factors" section beginning on page 26  of this prospectus.

•	Shares of closed-end investment companies frequently trade at a discount to their net asset values.

•	If shares of our common stock trade at a discount to our net asset value, purchasers in this offering will face increased risk of loss.

•	Our common stock has exhibited high price volatility since the listing of our shares on the NYSE and our shares have traded at a premium to net asset value, however, we cannot assure that this will occur after any offering or that the common stock will not trade at a discount in the future. Issuance of our common stock may have an adverse effect on prices in the secondary market for our common stock by increasing the number of shares of common stock available, which may create downward pressure on the market price for our common stock.

•	As we focus on making primarily capital gains-based investments in equity securities, we do not anticipate that we will pay dividends on a quarterly basis or become a predictable distributor of dividends, and we expect that our dividends, if any, will be less consistent than the dividends of other registered investment companies that primarily make debt investments.

•	There are significant potential risks associated with investing in venture capital-stage companies that have complex capital structures, including limited financial resources, limited operating histories, limited publicly available information, dependence on management and talent efforts of a small group of people and the increased likelihood of unexpected problems in areas of product development, manufacturing, marketing, financial and general management. See “Risk Factors-Risks Associated with Our Investments-Risks associated with investments in rapidly growing venture-capital-backed emerging companies" on pages 32 of this prospectus.

•	As part of our business strategy, we may borrow from and issue senior debt securities to banks, insurance companies and other lenders or investors. This constitutes leverage and may magnify the potential for gain or loss and may increase the risk of investing in our common stock. See "Risk Factors-Risks Related to Leverage" on pages 43-44 of this prospectus.

This prospectus contains important information you should know before investing in our common stock. Please read this prospectus before investing and keep it for future reference. We will also file periodic and current reports, proxy statements and other information about us with the U.S. Securities and Exchange Commission (the “SEC”). This information is available free of charge by contacting us at 1401 Lavaca Street, #144, Austin, TX 78701, calling us at (415) 639-9966 or visiting our corporate website located at https://destiny.xyz/tech100. Information on our website is not incorporated into or a part of this prospectus. The SEC also maintains a website at http://www.sec.gov that contains this information.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is           , 2024

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You should rely only on the information contained, collectively, in this prospectus, any accompanying prospectus supplements, and the documents incorporated by reference herein or therein, before investing and keep each for future use. We have not authorized any person to give any information or to make any representation other than those contained in this prospectus, any accompanying prospectus supplements, and the documents incorporated by reference herein and therein. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus, any accompanying prospectus supplements, and the documents incorporated by reference herein or therein do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus, any accompanying prospectus supplements, and the documents incorporated by reference herein or therein is accurate as of the dates on their covers; however, the prospectus, any accompanying prospectus supplements, and the documents incorporated by reference herein or therein will be updated to reflect any material changes.

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ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the SEC using the “shelf” registration process. Under the shelf registration process, we may offer from time to time up to $1,000,000,000 of our common stock on the terms to be determined at the time of the offering. We may sell our common stock through underwriters or dealers, “at-the-market” to or through a market maker, into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the common stock that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus, and the prospectus and prospectus supplement will together serve as the prospectus. Please carefully read this prospectus and any prospectus supplement, together with any exhibits, before you make an investment decision.

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PROSPECTUS SUMMARY

The Company	Destiny Tech100 Inc. is a non-diversified, closed-end management investment company with limited operating history. Throughout this prospectus, we refer to Destiny Tech100 Inc. simply as the “Company” or as “we,” “us” or “our.”

Investment Adviser	Destiny Advisors LLC (the “Adviser”) serves as the Company’s investment adviser pursuant to an Investment Advisory Agreement. The Adviser is controlled by Destiny XYZ Inc., which is an entity wholly-owned by our President and Chief Executive Officer, Sohail Prasad. Under the Investment Advisory Agreement, prior to the listing of our shares of common stock on the NYSE which occurred on March 26, 2024, the Adviser was entitled to a Management Fee equal to 2.00% per annum, payable monthly, calculated based on the value of the invested capital. Following the listing of our shares of common stock on the NYSE, we will pay the Adviser a Management Fee, payable quarterly, in an amount equal to 2.50% of our average gross assets, at the end of the two most recently completed calendar quarters. For purposes of the Investment Advisory Agreement, the term “gross assets” includes assets purchased with borrowed amounts.

Adviser’s Investment Committee	The Adviser’s investment committee (the “Investment Committee”) is currently comprised of Sohail Prasad and Christine Healey and is supported by members of the Adviser’s senior executive team. The Investment Committee is responsible for selecting and evaluating all investment opportunities on behalf of the Company. The Investment Committee’s members may change from time to time as designated by the Adviser.

Market Opportunity	We believe that the world is in the midst of a revolution driven by technology. Technology’s impact today has extended into every sector, market, and geography. Thus, the opportunity for high-growth venture-backed technology companies extends across a broad spectrum. These broad markets have the potential to produce disruptive technologies, reach a large addressable market, and provide significant commercial opportunities. Thus, the Adviser will actively seek out promising investments across a diverse selection of new technology subsectors.

Investment Objective	We intend to invest in a portfolio of what we believe to be 100 of the top venture-backed private technology companies. Our investment objective is to maximize our portfolio’s total return, principally by seeking capital gains on our equity and equity-related investments. Under normal market conditions, we will invest at least 80% of our total assets in equity and equity-linked securities of companies principally engaged in the technology sector. Equity-linked securities mean any debt or equity securities that are convertible, exercisable or exchangeable for equity securities of the issuer, or that provide us with economic exposure to the equity securities of such issuer. We will invest principally in the equity and equity-linked securities of what we believe to be rapidly growing venture-capital-backed emerging companies, located primarily in the United States. We may also invest on an opportunistic basis in select U.S. publicly traded equity securities or certain non-U.S. companies that otherwise meet our investment criteria. We concentrate our investments in companies operating in one or more industries within the technology group of industries. There can be no assurance that our investment objective will be achieved or that our investment program will be successful. Our investment objective may be changed by our Board of Directors without prior shareholder approval provided that any changes in our investment objective are communicated to our stockholders at least 30 days prior to such change taking place.

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Investment Strategy

To achieve our investment objective, we will leverage the Adviser’s extensive network of relationships with other sophisticated institutions to source and evaluate investments.

We will seek to deploy capital primarily in the form of non-controlling equity and equity-related investments, including common stock, warrants, preferred stock and similar forms of senior equity, which may or may not be convertible into a portfolio company’s common equity, and convertible debt securities with a significant equity component. In addition, we may purchase units or shares of private funds, including venture funds and private equity funds (each, a “Private Fund”), to gain economic exposure to private companies in the technology sector. We will limit our investments in such Private Funds to no more than 15% of our net assets. Nevertheless, as of the date of this prospectus, we have not invested in any Private Funds, and will provide notice to investors 60 days before making any such investments.

To maximize our portfolio’s total return, we will take a structure-agnostic approach to investing and also will deploy capital into equity-related and equity-linked investments such as forward contracts for future delivery of stock, swaps or other synthetic equity agreements, and purchases of units or other ownership of limited liability companies, limited partnerships, or other special purpose vehicles that serve to provide us with financial exposure to the equity of a single issuer or portfolio company.

We intend to achieve our investment objective by adopting the following investment strategies:

•	Identify high quality growth companies. Based on our experience in analyzing technology trends and markets, we have identified growth-stage and mid-stage venture-backed companies as opportunities where we believe companies are capable of producing substantial growth.

We will further rely on our collective industry knowledge as well as an understanding of where leading venture capitalists and other institutional investors are investing. We will leverage a combination of our relationships throughout Silicon Valley and our independent research to identify companies that we believe are differentiated and best positioned for sustained growth. We will continue to expand our sourcing network in order to evaluate a wide range of investment opportunities in companies that demonstrate strong operating fundamentals. We will be targeting businesses that have been shown to provide scaled valuation growth before a potential IPO or strategic exit.

•	Acquire positions in targeted investments. We will seek to selectively add to our portfolio by sourcing investments at an acceptable price through our disciplined investing strategy. To this end, we will utilize multiple methods to acquire equity stakes in private companies that are not available to most individual investors.

•	Create access to a varied investment portfolio. We will seek to hold a varied portfolio of non-controlling equity investments, which we believe will minimize the impact on our portfolio of a negative downturn at any one specific company or industry. We believe that our relatively varied portfolio will provide a convenient means for accredited and non-accredited individual investors to obtain access to an asset class that has generally been limited to venture capital, private equity and similar large institutional investors.

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Investment Types

Direct equity investments. We will seek direct investments in private companies. There is a large market among emerging private companies for equity capital investments. Many of these companies, particularly within the technology sector, lack the necessary cash flows to sustain substantial amounts of debt, and therefore have viewed equity capital as a more attractive long-term financing tool. We will seek to be a source of such equity capital as a means of investing in these companies and look for opportunities to invest alongside other venture capital and private equity investors with whom we have established relationships.

Private secondary marketplaces and direct share purchases. We also will utilize private secondary marketplaces, such as Forge, SharesPost and CartaX, as a means to acquire equity and equity-related interests in privately held companies that meet our investment criteria. We believe that such markets offer new channels for access to equity investments in private companies and provide a potential source of liquidity should we decide to exit an investment. In addition, we also will purchase shares directly from stockholders, including current or former employees, of privately-held companies that meet our investment criteria. As certain companies grow and experience significant increased value while remaining private, employees and other stockholders may seek liquidity by selling shares directly to a third party or to a third party via a secondary marketplace. Sales of shares in private companies are typically restricted by contractual transfer restrictions and may be further restricted by provisions in company charter documents, investor rights of first refusal and co-sale and company employment and trading policies, which may impose strict limits on transfer. We believe that the reputation of our investment professionals within the industry and established history of investing affords us a favorable position to the extent we are required, pursuant to the underlying agreements with shareholders of a portfolio company, to seek approval from such portfolio company for a purchase of shares.

We may invest in “forward contracts” that involve shareholders (each a “counterparty”) of a potential portfolio company whereby such counterparties promise future delivery of such securities upon transferability or other removal of restrictions. These may involve counterparty promises of future performances, including among other things, transferring shares to us in the future, paying costs and fees associated with maintaining and transferring the shares, not transferring or encumbering their shares, and participating in further acts required of shareholders by the counterparty and their agreement with us. See “Risks Associated with the Transaction Structures in which we Invest—Risks Associated with Forward Security Transactions”.

Some of our investments may be held through special purpose vehicles (“SPVs”), which are private investment vehicles formed to invest in a particular portfolio company. SPVs are vehicles organized by unaffiliated managers that are designed to provide the Company and other accredited investors access to securities of an individual private company through a private offering of securities exempt from registration pursuant to Regulation D under the Securities Act of 1933, as amended. Third party managers (who may be affiliates of venture capital firms or private fund managers) that form SPVs source investment opportunities through relationships they have with other market participants, which may include shareholders of private companies. All members of the SPV have limited rights, which are documented in the limited liability company agreement of the SPV, subject to the terms of any side letters entered into between a member and the manager of the SPV. The Company may invest in a newly-formed SPV or, in certain circumstances, may acquire the interests of an existing investor in an SPV. Members of SPVs generally pay fees to the SPV’s manager in order to cover operating and offering-related costs.

Investments in SPVs are common in the venture capital industry and are an efficient way to pool capital with other investors in order to invest in a single issuer. SPVs that we may invest in are not controlled by us and are not subsidiaries.

Investment Process

Investment Targeting and Screening

We will identify prospective portfolio companies by ranking venture-backed private technology companies worth approximately $750 million or more (“unicorns”) by market capitalization, then filtering and weighting by a set of growth and health metrics.

We will look at the following key growth and health metrics for prospective portfolio companies:

•	company must have recently raised over $50 million in capital from what we believe to be reputable U.S. institutional investors;
•	any outstanding preferred stock liquidation preference must be strong relative to market capitalization;
•	company’s financial structure must not be overly complex (e.g. ratchets with significant penalties, heavy debt loads) that would create undue risk of impending financial distress;
•	company’s corporate structure and governance must be transparent and comparable with standard corporate structures; and
•	company’s executive team must not have had relatively high turnover over the past 18 months.

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We will further identify prospective portfolio companies through an extensive network of relationships developed by the Adviser. Investment opportunities that meet our key health criteria will be validated against the observed behavior of leading venture capitalists and institutional investors, as well as through our own internal and external research.

Based on our key growth and health criteria, we will identify a select set of companies that we evaluate in greater depth.

Research and Due Diligence Process

Once we identify those companies that we believe warrant more in-depth analysis, we will focus on evaluating potential portfolio companies across a spectrum of metrics that assess key indicators of each company’s health and growth among several other factors, which collectively characterize our proprietary investment process.

Indicators that will be used include the company’s total addressable market, market growth rate, recent financing rounds, company growth rate, competitive positioning, asset-light software and platform business models, network effects and economies of scale, any regulatory and legal concerns, as well as other indicators that may be strongly correlated with higher or lower valuations.

We also will look at indicators of company culture, including healthy diversity metrics, strong cultural health and employee reviews, and positive environmental, social, corporate governance impact.

As part of the due diligence process, we will also look at the transparency of financial disclosures, structure of contemplated transactions (including class of stock being purchased), recent and historical secondary market transaction pricing, and other investment-specific due diligence.

Each prospective portfolio company that will pass our initial due diligence review is given a qualitative ranking to allow us to evaluate it against others in our pipeline, and we will review and update these companies on a regular basis.

Our due diligence process will vary depending on whether we are investing through a private secondary transaction on a marketplace or by a direct equity investment. We will access information on our potential investments through a variety of sources, including information made available on secondary marketplaces, publications by private company research firms, industry publications, commissioned analysis by third-party research firms, and, to a limited extent, directly from the company or financial sponsor. We will utilize a combination of each of these sources to help us set a target price and valuation for the companies we ultimately select for investment.

Portfolio Construction and Sourcing

Upon completion of our research and due diligence process, we will select investments for inclusion in our portfolio based on their value proposition, addressable market, fundamentals and valuation. We will seek to create a relatively varied portfolio that we expect will include investments in companies representing a broad range of investment themes. We generally will choose to pursue specific investments based on the availability of shares and valuation expectations. We will utilize a combination of secondary marketplaces, direct purchases from stockholders and direct equity investments in order to make investments in our portfolio companies. Once we have established an initial position in a portfolio company, we may choose to increase our stake through subsequent purchases. Maintaining a balanced portfolio is a key to our success, and as a result we constantly will evaluate the composition of our investments and our pipeline to ensure we are exposed to a diverse set of companies within our target segments.

Transaction Execution

We will enter into purchase agreements for substantially all of our private company portfolio investments. Private company securities are typically subject to contractual transfer limitations, which may, among other things, give the issuer, its assignees and/or its stockholders a particular period of time, often 30 days or more, in which to exercise a veto right, or a right of first refusal over, the sale of such securities. Accordingly, the purchase agreements that we enter into for secondary transactions typically will require the lapse or satisfaction of these rights as a condition to closing. Under these circumstances, we may be required to deposit the purchase price into escrow upon signing, with the funds released to the seller at closing or returned to us if the closing conditions are not met.

Risk Management and Monitoring

We will monitor the financial trends of each portfolio company to assess our exposure to individual companies as well as to evaluate overall portfolio quality. We will establish valuation targets at the portfolio level and for gross and net exposures with respect to specific companies and industries within our overall portfolio. In cases where we make a direct investment in a portfolio company, we may also obtain board positions, board observation rights and/or information rights from that portfolio company in connection with our equity investment.

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Current Portfolio	As of March 31, 2024, our investment portfolio consists of approximately $55.7 million (at fair value) in 23 different portfolio companies. As of March 31, 2024, approximately 92.7% of our investments are in private issuers engaged in the technology industry. Approximately 85.4% of our portfolio is comprised of common or preferred equity, approximately 4.3% is comprised of convertible notes, approximately 2.9% is comprised of forward contracts that involve the future delivery of shares of a portfolio company upon such securities becoming freely transferable or upon the removal of restrictions on transfer and approximately 7.3% is comprised of short-term investments in money-market funds. Of the 85.4% of our portfolio that is comprised of common or preferred equity, approximately 59.7% was acquired through an SPV managed by an unaffiliated third party. Approximately 67% of our investment portfolio was acquired through secondary purchases.

Market Information	Our common stock is traded on the NYSE under the symbol “DXYZ”. Shares of closed-end funds frequently trade at prices lower than their net asset value (“NAV”). Our common stock has traded at a premium to net asset value, however, we cannot assure that this will occur after any offering or that the common stock will not trade at a discount in the future. Issuance of our common stock may have an adverse effect on prices in the secondary market for our common stock by increasing the number of shares of common stock available, which may create downward pressure on the market price for our common stock. The possibility that our shares of common stock will trade at a discount from NAV per share or at premiums that are unsustainable over the long term are separate and distinct from the risk that our NAV per share will decrease. We cannot predict whether shares of our common stock will trade at, above or below NAV. In addition to NAV, the market price of shares of our common stock may be affected by other external factors, may affect market supply and demand for our shares. On June 21, 2024, the last reported closing price of our common stock on the NYSE was $12.60 per share, which represented a premium of approximately 249% to our NAV per share of $5.07 as of March 31, 2024.

Distributions	The timing and amount of our dividends, if any, will be determined by our Board. Any dividends to our shareholders will be declared out of assets legally available for distribution. As we focus on making primarily capital gains-based investments in equity securities, we do not anticipate that we will pay dividends on a quarterly basis or become a predictable distributor of dividends, and we expect that our dividends, if any, will be less consistent than the dividends of other registered investment companies that primarily make debt investments. The specific tax characteristics of our distributions will be reported to shareholders after the end of the calendar year. Future dividends, if any, will be determined by our Board. See “Distributions.” To qualify as a RIC, we must make certain distributions. See “Certain U.S. Federal Income Tax Considerations — Taxation as a Regulated Investment Company.”

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Taxation

We have elected to be treated as a RIC for U.S. federal income tax purposes beginning with our taxable year ended December 31, 2023, and we intend to operate in a manner so as to continue to qualify for the tax treatment applicable to RICs. Our tax treatment as a RIC enables us to deduct qualifying distributions to our shareholders, so that we are subject to U.S. federal income tax only in respect of earnings that we retain and do not distribute.

To maintain our status as a RIC, we must, among other things:

•	derive in each taxable year at least 90% of our gross income from dividends, interest, gains from the sale or other disposition of stock or securities and other specified categories of investment income; and

•	maintain diversified holdings.

In addition, to receive tax treatment as a RIC, we must timely distribute (or be treated as distributing) in each taxable year dividends for U.S. federal income tax purposes equal to at least 90% of our investment company taxable income and net tax-exempt income for that taxable year.

As a RIC, we generally will not be subject to U.S. federal income tax on our investment company taxable income and net capital gains that we timely distribute to shareholders. If we fail to distribute our investment company taxable income or net capital gains on a timely basis, we may be subject to a nondeductible 4% U.S. federal excise tax. We may choose to carry forward investment company taxable income in excess of current year distributions into the next tax year and pay the 4% U.S. federal excise tax on such income. Any carryover of investment company taxable income or net capital gains must be timely declared and distributed as a dividend in the taxable year following the taxable year in which the income or gains were earned. See “Distributions” and “Certain U.S. Federal Income Tax Considerations.”

Leverage	We may use leverage to the extent permitted by the 1940 Act. We are permitted to obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes or preferred stock and leverage attributable to reverse repurchase agreements or similar transactions. We may further increase our leverage through entry into a credit facility or other leveraging instruments. Instruments that create leverage are generally considered to be senior securities under the 1940 Act. With respect to senior securities that are stocks (i.e., shares of preferred stock), we are required to have an asset coverage of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock. With respect to senior securities representing indebtedness (i.e., borrowing or deemed borrowing), other than temporary borrowings as defined under the 1940 Act, we are required to have an asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness. The Company does not expect to incur leverage within the 12 months following effectiveness of the registration statement on Form N-2, of which this prospectus forms a part (the “Registration Statement”).

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Dividend Reinvestment Plan

We have adopted an “opt out” dividend reinvestment plan for our shareholders. As a result, if we declare a cash dividend or other distribution, each shareholder that has not “opted out” of our dividend reinvestment plan will have their dividends or distributions automatically reinvested in additional shares of our common stock rather than receiving cash distributions.

Shareholders who receive dividends and other distributions in the form of shares of common stock generally are subject to the same U.S. federal tax consequences as shareholders who elect to receive their distributions in cash; however, since their cash dividends will be reinvested, those shareholders will not receive cash with which to pay any applicable taxes on reinvested dividends. See “Dividend Reinvestment Plan.”

Administrator	U.S. Bancorp Fund Services, LLC doing business as U.S. Bancorp Global Fund Services, LLC (the “Administrator”) serves as our administrator subject to the supervision of the Board pursuant to a Fund Administration Servicing Agreement and a Fund Accounting Services Agreement. The Administrator is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional open-end and closed-end funds.

Custodian, Transfer and Dividend Paying Agent and Registrar	U.S. Bank, N.A. serves as our custodian, and U.S. Bancorp Fund Services, LLC serves as our transfer and dividend paying agent and registrar. See “Custodian, Transfer and Dividend Paying Agent and Registrar.”

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Summary Risk Factors

An investment in our common stock involves a high degree of risk and may be considered speculative. You should carefully consider the information found in “Risk Factors” before deciding to invest in shares of our common stock. Risks involved in an investment in us include:

General Risks

•	We have a limited operating history as a closed-end investment company.
•	There can be no assurance that we will be able to generate returns for our investors or that the returns will be commensurate with the risks of investing in the type of companies and transactions described in this prospectus.
•	Our success will depend, in large part, upon the skill and expertise of the Adviser, which has no prior experience managing a registered closed-end investment company.
•	Our investment due diligence and investment research may not reveal all relevant facts regarding investment opportunities and will not necessarily result in our investments being successful.
•	The market place for venture capital investing is extremely competitive, which makes it difficult to locate and compete for investment opportunities.
•	We are planning to invest in non-US venture capital backed emerging companies that might be subject to different regulatory and legal requirements than US venture capital backed emerging companies.
•	Our investment portfolio will be recorded at fair value as determined in good faith in accordance with procedures established by our Board and, as a result, there is and will be uncertainty as to the value of our portfolio investments.
•	Any unrealized losses we experience on our portfolio may be an indication of future realized losses.
•	If we fail to maintain an effective system of internal control over financial reporting, we may not be able to accurately report our financial results or prevent fraud. As a result, stockholders could lose confidence in our financial and other public reporting, which would harm our business.
•	Efforts to comply with the Sarbanes-Oxley Act will involve significant expenditures, and non-compliance with such regulations may adversely affect us.

Risks associated with our investment strategy

•	We may employ certain strategies that depend upon the reliability and accuracy of the Adviser’s analytical investment processes. To the extent such investment processes (or the assumptions underlying them) do not prove to be correct, we may not perform as anticipated, which could result in substantial losses.
•	Our success as a whole depends on the identification and availability of suitable investment opportunities and terms and there can be no assurance that appropriate investments will be available to, or identified or selected by, us.
•	Our investments can be highly concentrated by (i) geography; (ii) asset type; (iii) sector, affecting diversification of our portfolio.
•	We may be unable to make follow-on investments in our portfolio companies which could, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation.
•	The Adviser anticipates that, from time to time, it and its affiliates may be named as defendants in civil proceedings which would consume time and resources and could jeopardize the successful closing of transactions.

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Risks associated with our investments

•	We invest primarily in rapidly growing venture capital backed emerging companies, which involve significant risks, including the following:

O	these portfolio companies may have limited financial resources;
O	they typically have limited operating histories, narrower, less established product lines and smaller market shares than larger businesses;
O	they generally have less predictable operating results and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position;
O	because they are privately owned, there is generally little publicly available information about these businesses;
O	they are more likely to depend on the management talents and efforts of a small group of persons; and
O	such private companies frequently have much more complex capital structures than traditional publicly traded companies, and may have multiple classes of equity securities with differing rights, including with respect to voting and distributions.

•	The securities of our portfolio companies are illiquid, and the inability of these portfolio companies to complete an initial public offering or consummate another liquidity event within our targeted time frame for that investment will extend the holding period of our investments, may adversely affect the value of these investments, and will delay the distribution of gains, if any.
•	We invest primarily in securities traded on private secondary marketplaces which are considered riskier than securities of publicly traded companies due to the differences in their valuations. As a result, we will value these investments quarterly at fair value as determined in good faith in accordance with valuation policies and procedures approved by our Board.
•	We may not realize gains from our equity investments.
•	The lack of liquidity in, and potentially extended holding period of, many of our investments may adversely affect our business and will delay any distributions of gains, if any.
•	We invest primarily in technology companies that are subject to specific industry risks that might affect the value of our investments.
•	We will generally not hold controlling equity interests in our portfolio companies.
•	We rely on the management of our portfolio companies and, although the Adviser will be responsible for monitoring the performance of each investment, there can be no assurance that the existing management team, or any successor, will be able to operate the company successfully, or in a way that is consistent with our investment objective.
•	Only limited information may be made available to us regarding our investments in potential portfolio companies.
•	Each portfolio company is under no obligation to furnish, or may generally resist providing, information to us with respect to any securities of the portfolio company, and we may waive or have contractual limitations with respect to such securities.
•	We may be exposed to substantial risk of loss from environmental claims arising from investments made in companies with undisclosed or unknown environmental problems or with inadequate reserves, as well as from occupational safety issues and concerns.
•	We may face contingent liabilities that ultimately result in funding obligations that we must satisfy through our return of distributions previously made to us.

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Risks associated with the transaction structures in which we invest

•	We may use a variety of structures to gain exposure to the economic benefits of stock ownership in underlying portfolio companies. The following sets out some of the risk factors associated with the structures of our investments.

Risk associated with the forward security transactions

•	We may invest in “forward contracts” that involve shareholders (each a “counterparty”) of a potential portfolio company whereby such counterparties promise future delivery of such securities upon transferability or other removal of restrictions. Should counterparties breach their agreement inadvertently, by operation of law, intentionally, or fraudulently, it could affect our performance.
•	In cases where we purchase a forward contract through a secondary marketplace, we may have no direct relationship with, or right to contact, enforce rights against, or obtain personal information or contact information concerning a counterparty.
•	In cases where we purchase a forward contract, because each underlying portfolio company may not have necessarily approved or endorsed the transaction, it may not recognize the validity or value thereof, and no promise that it will agree with, approve, or facilitate transfer of shares to us. Therefore, these securities may ultimately have no value.
•	In cases where we purchase a forward contract, in the event of a public offering, sale, or other corporate event affecting a portfolio company, it could be complicated, uncertain, and require further legal review, negotiation, and other acts for us to work with brokers, transfer agents, and representatives of the portfolio company, its potential acquirer, and other parties.
•	The portfolio company may not be a party to and may not have approved or been informed of the counterparty’s transactions with us, and, should the portfolio company object to the existence of the forward contract, it may take any number of steps to discourage or obstruct the transactions.
•	Should a counterparty to a forward transaction die, become bankrupt, disabled, or no longer have legal capacity, it may not honor its contractual obligations with respect to its shares, and in some cases, may be relieved of such obligations.
•	Due to divorce, bankruptcy, or for other reasons, counterparties may be subject to court orders or other legal requirements affecting their shares that are inconsistent with their obligations to us.
•	To mitigate some of the risks inherent in purchasing forward contracts, we may purchase insurance (at additional cost to us), which may be inadequate, and coverage limited or denied due to (among other things) liability limits, exclusions, the scope and limitations of coverage, the good faith and compliance of the insurer in honoring claims, the performance of the pool in making claims, among other things.

Risks associated with investment in Private Funds

•	We may purchase units or shares of Private Funds or acquire shares in SPVs to gain economic exposure to private companies in the technology sector. Investing through such structure carries additional risk.
•	We will be subject to general risks associated with Private Funds, which include: the fees we pay to invest in a Private Fund may be higher than if the manager of the Private Fund managed our assets directly; incentive fees charged by certain Private Funds may incentivize its manager to make investments that are riskier and/or more speculative than those it might have made in the absence of an incentive fee; Private Funds are not publicly traded and therefore may not be as liquid as other types of investments; and Private Funds need not have independent boards, do not require shareholder approval of advisory contracts, may utilize leverage and may engage in joint transactions with affiliates, all of which present additional risks for stockholders.

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•	To the extent we invest in Private Funds structured as Delaware Series LLCs, we will be subject to the risks inherent in such structures.
•	A Private Fund may not provide us audited financials, and, in the absence of such audited financials, we will not have an independent third party verifying financial reports.
•	No market for the interests in a Private Fund exists or is expected to develop, and it may be difficult or impossible to transfer the interests in such Private Fund, even in an emergency.
•	In purchasing a Private Fund interest, we entrust all aspects of the management of the Private Fund to its manager, and are subject to the risks inherent in relying on a third party manager.
•	Each Private Fund will be subject to a variety of litigation risks.
•	A Private Fund’s assets, including any investments made by the Private Fund and the portfolio companies held by the Private Fund, are available to satisfy all liabilities and other obligations of the Private Fund and we could find our interest in the Private Fund’s assets adversely affected by a liability arising out of an investment of the Private Fund.
•	We will be subject to general risks associated with SPVs, which include: the fees we pay to invest in an SPV may be higher than if we invested in the single underlying portfolio company directly; in purchasing an SPV interest, we entrust all aspects of the management of the SPV to its manager; some SPVs may impose restrictions on when investors may withdraw their investment or limit the amounts investors may withdraw which could hamper our ability to participate in other investment opportunities or cause us to sell other investments that we otherwise may not have sold; and SPVs are not publicly traded and therefore may not be as liquid as other types of investments.

General Market and Regulatory Risks

•	Political and economic events could adversely affect our business, financial condition or results of operation.
•	Inflation may adversely affect the business, results of operations and financial condition of our portfolio companies.
•	Our portfolio company investments will be subject to legal and regulatory risks and there can be no assurance that the relevant governmental entities will not legislate, impose regulations or change applicable laws or act contrary to the law in a way that would materially and adversely affect the business of the portfolio companies in which we invest.
•	Adverse developments affecting the financial services industry, such as actual events or concerns involving liquidity, defaults, or non-performance by financial institutions, could adversely affect our and our portfolio companies’ current and projected business, financial condition and results of operations and result in a decline in the valuation of our investments.

Risks related to investing in the Company

•	We expect to hold investments that are not listed on any stock exchange and/or which may be illiquid without a readily independent market valuation.
•	We have indemnification obligations and such liabilities may be material and have an adverse effect on the returns to investors.
•	Instances may arise where the interests of the Adviser and its affiliates may potentially or actually conflict with our interests and the interests of our shareholders.

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•	The investment team of the Adviser may have access to material nonpublic information of portfolio companies in which we invest. In the event that we become subject to trading restrictions under the internal trading policies of those companies or as a result of applicable law or regulations, we could be prohibited for a period of time from purchasing or selling the securities of such companies, and this prohibition may have an adverse effect on our ability to achieve our investment objective.
•	We may be prohibited under the 1940 Act from conducting certain transactions with our affiliates without the prior approval of our Directors who are not interested persons and, in some cases, the prior approval of the SEC.

Risks related to our common stock

•	Common stock of closed-end management investment companies have in the past frequently traded at discounts to their NAVs, and we cannot assure you that the market price of our shares will not decline below our NAV per share.
•	Our common stock has traded at a premium to net asset value, however, we cannot assure that this will occur after any offering or that the common stock will not trade at a discount in the future. Our issuance of additional common stock may have an adverse effect on prices in the secondary market for our common stock by increasing the number of shares of common stock available, which may create downward pressure on the market price for our common stock.
•	If we issue preferred stock, the NAV and market value of our shares will likely become more volatile.

Risks related to leverage

•	We may borrow money, which may magnify the potential for gain or loss and may increase the risk of investing in us.
•	Regulations governing our operation as a registered closed-end management investment company affect our ability to raise additional capital and the way in which we do so. The raising of debt capital may expose us to risks, including the typical risks associated with leverage.

Risks related to U.S. Federal Income Tax

•	We will be subject to U.S. federal income tax at corporate rates if we are unable to qualify and maintain our tax treatment as a RIC under Subchapter M of the Code.
•	A portion of our income and fees may not be qualifying income for purposes of the income source requirement.
•	We cannot predict how tax reform legislation will affect us or our stockholders.

See "Risk Factors" section beginning on page 26 of this prospectus and other information included in this prospectus for additional discussion of factors you should consider before deciding to invest in our securities

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FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. The expenses shown in the table under “Annual expenses” are based on estimated amounts for our current fiscal year. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or “the Company” or that “we” will pay fees or expenses, you will indirectly bear these fees or expenses as an investor in the Company.

Annual expenses:	Percentage of net assets attributable to common stock
Management Fee payable under the Investment Advisory Agreement	2.44	%(1)
Interest payments on borrowed funds	0.00	%(2)
Acquired Fund Fees and Expenses	0.00	%(3)
Other Expenses	2.89	%(4)
Total annual expenses	5.33	%(4)

(1)	Under the Investment Advisory Agreement, following the listing of our shares of common stock on the NYSE, which occurred on March 26, 2024, we will pay the Adviser a Management Fee, payable quarterly, in an amount equal to an annualized rate of 2.50% of our average gross assets, at the end of the two most recently completed calendar quarters. For purposes of the Investment Advisory Agreement, the term “gross assets” includes assets purchased with borrowed amounts, if any. Prior to the listing of our shares on the NYSE, we paid a Management Fee, payable monthly, in an amount equal to 2.00% of the value of the invested capital. See “Management — Investment Advisory Agreement.”

The Management Fee reflected in the table is calculated by determining the ratio that the Management Fee bears to our net assets attributable to common stock (rather than our gross assets). The estimate of our Management Fee referenced in the table is based on our average gross assets of $53,065,140.

(2)	Within the first 12 months following the effectiveness of this registration statement, we do not intend to borrow money or issue debt securities or preferred shares.

(3)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The amounts under this line item are estimated to be less than 1 basis point. Therefore, any such estimated amounts are included in other expenses.

(4)	Includes accounting, legal and auditing fees of the Company, organizational and offering costs, including SEC filing fees, expenses related to the Company's dividend reinvestment plan, as well as fees paid to the Administrator, the transfer agent, the custodian and the Independent Directors. We based these expenses on amounts incurred for the fiscal year ended December 31, 2023.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no additional leverage and that our annual operating expenses would remain at the levels set forth in the table above. Transaction expenses are included in the following example.

Example	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$53	$159	$264	$525

The foregoing table is to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, if our Board authorizes and we declare a cash dividend, participants in our dividend reinvestment plan who have not otherwise elected to receive cash will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

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THE COMPANY

We are a non-diversified, closed-end management investment company registered under the 1940 Act, with limited operating history. We were formed on November 18, 2020 as a corporation under the laws of the State of Maryland. Our principal office is located at 1401 Lavaca Street, #144, Austin, Texas 78701, and our telephone number is (415) 639-9966.

The following table sets forth certain information as of March 31, 2024, for each portfolio company in which we have invested. Other than these investments, our only formal relationships with our portfolio companies are any board observation or participation rights we may receive.

Portfolio Company	Nature of Principal Business	Underlying Security Type	Cost of Investment	Fair Value of Investment
		Class A and Class C Common Stock(1)(2)
Space Exploration Technologies Corp	Aviation/Aerospace	Series A Common Stock(2)	$14,048,553	$20,366,178
Epic Games, Inc.	Gaming/Entertainment	Common Stock(1)	$6,998,590	$2,121,834
Revolut Group Holdings Ltd.	Financial Technology	Common Stock	$5,275,185	$2,234,500
Chime Financial Inc.	Financial Technology	Series A Preferred Stock	$5,150,748	$1,180,298
Klarna Bank AB	Financial Technology	Common Stock	$4,657,660	$923,100
Brex Inc.	Financial Technology	Common Stock(1)	$4,130,298	$2,122,938
ClassDojo, Inc.	Education Services	Common Stock	$3,000,018	$1,592,040
Superhuman Labs, Inc.	Enterprise Software	Common Stock	$2,999,996	$2,099,958
CElegans Labs, Inc.	Financial Technology	Common Stock	$2,999,977	$1,251,500
Maplebear, Inc.	Mobile Commerce	Preferred Stock	$6,419,399	$1,647,509
Axiom Space, Inc.	Aviation/Aerospace	Series C Preferred Stock Series C-1 Preferred Stock	$4,679,683	$5,134,796
Automation Anywhere, Inc.	Enterprise Software	Common Stock	$2,609,219	$442,647
Impossible Foods, Inc.	Food Products	Series A Preferred Stock Series H Preferred Stock(1)	$3,371,926	$673,907
Bolt Financial, Inc.	Financial Technology	Series C Preferred Stock(1)	$2,000,020	$83,637
Boom Technology, Inc.	Aviation/Aerospace	Convertible Note (5.00% 01/09/2027)	$2,000,000	$2,416,000
Relativity Space, LLC	Aviation/Aerospace	Common Stock(1)	$1,659,996	$1,447,389
Public Holdings, Inc.	Financial Technology	Common Stock	$999,990	$777,770
Discord, Inc.	Social Media	Series G Preferred Stock Common Stock	$1,613,997	$654,500
Jeeves, Inc.	Financial Technology	Series C Preferred Stock	$749,997	$749,997
Flexport, Inc.	Supply Chain/Logistics	Common Stock	$520,000	$99,060
First American Treasury Obligation	Money Market Fund	Mutual Fund Class X, 5.28%	$4,072,175	$4,072,175
Open AI Inc.	Artificial Intelligence	Profit Participation Units(1)	$2,010,008	$2,000,008
Total			$86,556,588	$54,091,741

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(1) These securities have been purchased through SPVs in which the Fund has a direct investment of ownership units. The shares, cost basis and fair value stated are determined based on the underlying securities purchased by the SPV and the Fund’s ownership percentage.

(2) These securities have been purchased through SPVs in which the Fund has a direct investment of ownership units. The shares, cost basis and fair value stated are determined based on the underlying securities purchased by the SPV and the Fund’s ownership percentage. The SPVs have either directly invested in SpaceX or indirectly invested in SpaceX through a SPV.

Portfolio Company	Nature of Principal Business	Underlying Security Type	Cost of Investment	Fair Value of Investment
Stripe, Inc.	Financial Technology	Forward Contract(3)	$3,478,813	$1,346,618
Plaid, Inc.	Financial Technology	Forward Contract(3)	$1,110,340	$284,900
Total			$4,589,153	$1,631,518

(3) Investment held through a single-asset SPV that holds forward contracts. The Company has an ownership interest in the SPV, whose sole assets are forward contracts to acquire shares of the underlying private company. Forward contracts involve the future delivery of shares of the portfolio company upon such securities becoming freely transferable or upon the removal of legends that restrict the transfer of such securities. The counterparties to the forward contracts are the shareholders of the private company who own the restricted shares. The Company does not have information as to the identities of the specific counterparties (the shareholders of the private company); however, counterparty risk is mitigated by the fact that there is not a single counterparty on the opposite side of the forward contracts and the sole obligation of the counterparties is to transfer shares following such time as the shares become freely transferable.

Set forth below is a brief description of each of our portfolio companies:

Space Exploration Technologies Corp.

Space Exploration Technologies Corp., doing business as SpaceX, is a space launch, exploration, and services business helmed by serial entrepreneur Elon Musk. Today, the company operates the Falcon 9 - a family of two-stage reusable rockets with 150+ successful launches since 2010 - and recently released its Starlink satellite-internet service. In addition to its ongoing expansion of Starlink, SpaceX has future plans to release Starship, a fully reusable and rapidly refuellable orbital class rocket that promises to expand global launch capacity dramatically if successful.

Epic Games, Inc.

Epic Games, Inc. is a North Carolina-based gaming and entertainment company developing open ecosystems that serve to unleash the creative potential of gamers, developers, and entertainers. Through its game store, the company offers titles such as Fortnite and Rocket League alongside non-Epic titles that leverage its social graph to offer in-game player interaction. Many of these games are powered by the company’s 3D Engine – Unreal Engine – which is today also used in film, engineering, and architecture. These businesses, together with others such as publishing and online services, have positioned the company as a leader in the global move to the metaverse, offering best-in-class identification and entertainment across immersive worlds.

Maplebear, Inc.

Maplebear, Inc., doing business as Instacart, operates North America’s largest two-sided marketplace for groceries, connecting individuals to local supermarkets and grocery stores through its online and mobile platform. The company’s full-service offering includes an extensive network of in-store shoppers and drivers, enabling same-day and – in select locations – one-hour delivery of essential goods. In addition to its grocery business, the company offers convenience product delivery for consumers and consumer insights and digital advertising for brands.

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Revolut Group Holdings Ltd.

Revolut Ltd. is a UK-based operator of a full-service financial platform for European consumers and businesses. Since its launch in 2015 as a foreign exchange and remittances app facilitating zero-fee international transfers and multi-currency accounts, the company has leveraged its best-in-class payments product to build and scale digital financial ecosystems for both individuals and enterprises, now offering services such as payroll, corporate cards, stock trading, and teen / junior banking. The company is currently expanding its services to Southeast Asia and the United States.

Chime Financial Inc.

Chime Financial Inc., doing business as Chime, is a California-based operator of a financial services platform focused on broadening access to banking services to those who are underserved by legacy institutions. The company’s mobile application and website are built to minimize cost – eliminating overdraft fees, monthly service fees, ATM fees, and more – and maximize convenience – through products such as salary advances and round-ups –in managing one’s finances.

Klarna Bank AB

Klarna Bank AB is a Swedish e-commerce company that helps merchants offer convenient payment solutions to online shoppers. While the company was one of the progenitors of the payment offering of “buy now, pay later” installment loans, it now offers an interest-free credit card and global direct-to-consumer (D2C) shopping app among other ancillary products.

Brex Inc.

Brex Inc. is a California-based financial technology company building a next-generation B2B financial stack, starting with corporate card issuance and spend management. Initially a card offering focused on startups – with 20x higher limits and a suite of automations – the company is now executing on a broader vision, supporting venture-backed and middle-market companies by providing a full suite of financial services products that includes accounting, cash management, borrowing, and payment automation and reconciliation.

Stripe, Inc.

Stripe, Inc. is a California-based payments processing company creating the financial infrastructure for the internet economy. Millions of companies use Stripe’s API and comprehensive suite of ecommerce services as an operating system for accepting, reconciling, and sending payments. As it reduces the complexity of business creation and streamlines payment processes for established businesses, the company has established itself as a foundational part of the payments infrastructure powering online commerce.

Axiom Space, Inc.

Axiom Space, Inc. is a Texas-based space exploration service provider and future operator of Axiom Station, the natural successor to the International Space Station (ISS). Led by former NASA ISS Program Manager Michael Suffredini and serial entrepreneur Kam Ghaffarian, the company intends to become the leading provider of destinations in space, unlocking demand in areas such as microgravity research, LEO astronaut training, deep space exploration, and national security.

CElegan Labs Inc.

CElegans Labs, Inc., doing business as AtoB, is a California-based operator of a financial technology platform servicing the fleet management industry. Operating in an industry in which market share is concentrated in legacy service providers with low customer satisfaction scores, the company intends to use its transparent, fee-free fleet card and follow-on offerings for trucking companies, fuel merchants, and drivers to become the leading payments infrastructure provider for transportation.

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ClassDojo, Inc.

ClassDojo, Inc. is a California-based operator of a social application that connects primary school teachers, students, and families through its messaging and learning platform. Using the application, teachers can leave feedback on students' progress, parents can check in, and students can learn in fun and unique ways. In building out this product offering, the company has also built one of the largest and most engaged K-8 social networks in the United States.

Superhuman Labs, Inc.

Superhuman Labs, Inc., doing business as Superhuman, is a California-based company offering an email client that optimizes daily online communication. The company’s application uses features such as keyboard shortcuts for standard functions, augmented insights, and AI-powered triage to enable speed and simplicity in the inbox and ensure that important emails go answered.

Automation Anywhere, Inc.

Automation Anywhere, Inc. is a California-based enterprise software solutions provider focused on robotic process automation (RPA). Using the company’s Automation 360 platform and focused products such as IQ Bot, Bot Store, Bot Insight, and FortressIQ, enterprises in industries such as financial services, healthcare, and insurance can build and deploy intelligent digital workforces that automate business processes from end-to-end.

Impossible Foods, Inc.

Impossible Foods, Inc. is a California-based consumer goods producer, operating an extensive research and development platform that creates food products from scalable, sustainable plant ingredients. As global agricultural resource use continues to expand at the expense of biodiversity, the company has built out the technological infrastructure – buffeted by a world-class team of scientists and experts – necessary to counter this dynamic and produce mainstream meat alternatives that consumers prefer to animal-derived meat.

Boom Technology, Inc.

Boom Technology, Inc., doing business as Boom Supersonic, is a Colorado-based aviation manufacturing business building the Overture: the first supersonic airliner ready for large-scale adoption. Leveraging technological advances that enable efficient, sustainable speed without sacrificing comfort, the company intends to disrupt the market for premium international travel by offering leading airlines better margins, compelling time savings, and brand differentiation as means of early adoption.

Bolt Financial, Inc.

Bolt Financial, Inc. is a California-based embedded financial technology solution for checkout, offering a microservices architecture for products across the ecommerce stack. Initially a checkout optimization tool for SMBs, the solution’s malleability and uplift have opened the door to partners who are pivoting away from walled garden approaches to payments in order to retain merchants and large portfolio groups that are looking to remediate models in which enterprise resource planning, tax, payments, and other solutions lack a coherent framework across brands.

Discord, Inc.

Discord, Inc. is a California-based operator of a social chat and audio and video platform. The company’s application, conceived to help gamers communicate lag-free in real time, consists of channels for messaging and chat that are nested within interest-based servers. This organizational hierarchy has helped Discord grow beyond its initial community and become the leading infrastructure and engagement mechanism for anyone looking to create new communities for any particular interest.

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Jeeves, Inc.

Jeeves, Inc. is a Florida-based provider of an all-in-one expense management platform for global SMBs and startups. In serving as a single source of truth for international spend, the company has quickly positioned itself as a leading corporate card in Latin America.

Relativity Space, LLC

Relativity Space, LLC, doing business as Relativity, is a California-based aerospace manufacturing company building the Terran 1: the world’s first 3D printed commercial space launch vehicle. Currently the most pre-sold rocket in history before launch, the Terran 1 and its sister vehicle – the fully-reusable Terran R – are intended to validate the company’s ability to use software-driven 3D printing factories to accelerate production timelines, reduce materials usage, and modularize space mobility manufacturing.

Open AI Global, LLC

OpenAI Global, LLC, doing business as OpenAI, is a U.S. based artificial intelligence (AI) research and deployment organization, researching artificial intelligence with the goal of developing "safe and beneficial" artificial general intelligence.

Plaid, Inc.

Plaid, Inc. is a California-based financial technology platform that serves as the identity layer for consumer banking, payments, and other financial services. The company’s technology helps individuals easily share high-fidelity, standardized financial and personal account data with partner sites, authorizing accounts and authenticating bank data such as balances in real-time. These solutions serve to expedite processes for developers and the end user without sacrificing security.

Public Holdings, Inc.

Public Holdings, Inc., doing business as Public, is a New York-based operator of a social investment application. By combining the ease-of-use of a retail-oriented stock trading platform – incorporating features such as fractional shares and zero-commission trading – and the education and engagement of a social media platform, Public intends to help the everyday investor invest with context. In addition to these services, the company offers exclusive educational content from a curated set of investors and influencers and an option to tip on transactions.

Flexport, Inc.

Flexport, Inc. is a California-based operator of a digital freight forwarding and customs brokerage platform that intends to serve as a supply chain and logistics source of truth. Using the company’s cloud-native, web-based solution for shippers and vendors, clients can experience unprecedented visibility and interactivity across their supply chain and logistics value chains.

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FINANCIAL HIGHLIGHTS

Information regarding our financial highlights is incorporated by reference herein from our most recent Annual  Report on Form N-CSR for the fiscal year ended December 31, 2023, filed with the SEC on March 8, 2024.

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SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus, including the documents we incorporate by reference herein, contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about the Fund, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements.

The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

•	our future operating results, including our ability to achieve objectives;

•	our business prospects and the prospects of our portfolio companies;

•	the impact of investments that we expect to make;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	market conditions and our ability to access alternative debt markets and additional debt and equity capital;

•	the ability of our portfolio companies to achieve their objectives;

•	the valuation of our portfolio companies, particularly those having no liquid trading market;

•	our expected financings and investments;

•	the adequacy of our cash resources and working capital; and

•	the timing of cash flows, if any, from our investments.

These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

•	a contraction of available credit and/or an inability to access the equity markets could impair our investment activities;

•	interest rate volatility could adversely affect our results, particularly if we elect to use leverage as part of our investment strategy;

•	currency fluctuations could adversely affect the results of our investments in foreign companies, particularly to the extent that we receive payments denominated in foreign currency rather than U.S. dollars;

•	the impact of information technology system failures, data security breaches, data privacy compliance, network disruptions and cybersecurity attacks; and

•	the risks, uncertainties and other factors we identify in “Risk Factors” and elsewhere in this prospectus and in our filings with the SEC.

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USE OF PROCEEDS

Unless otherwise specified in any applicable prospectus supplement or in any free writing prospectus we have authorized for use in connection with a specific offering, we intend to use the net proceeds from the sale of our common stock pursuant to this prospectus for general corporate purposes, which may include, among other things, investing in accordance with our investment objective and strategy, repayment of any outstanding indebtedness, paying operating expenses and other general corporate purposes.

We anticipate that substantially all of the net proceeds of an offering of common stock pursuant to this prospectus and any applicable prospectus supplement or free writing prospectus will be used for the above purposes within three months of any such offering, depending on the availability of appropriate investment opportunities consistent with our investment objective, but no longer than within six months of any such offerings. However, we can offer no assurance that we will be able to achieve this goal.

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RISK FACTORS

Investing in our common stock involves a number of significant risks. Before you invest in our common stock, you should be aware of various risks associated with the investment, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus, before you decide whether to make an investment in our common stock. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, you may lose all or part of your investment.

General Risks

Limited operating history as a closed-end investment company

We are a non-diversified, closed-end management investment company with limited operating history. As a result, we are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially or become worthless.

No assurance of investment return

The types of investments that we make involve a high degree of risk. In general, financial and operating risks confronting our portfolio companies can be significant. We cannot provide assurance that we will be able to choose, make or realize investments in any particular company or portfolio of companies. Moreover, while the type of investments that we make offers the possibility of substantial returns, such investments also involve a high degree of financial risk and can result in substantial or total capital losses.

In addition, there can be no assurance that we will be able to generate returns for our investors or that the returns will be commensurate with the risks of investing in the type of companies and transactions described in this prospectus. The performance and appreciation of the investments that comprise our portfolio will depend on the successful operation of the companies in which we invest, prevailing interest rates, and other market conditions over which we and the Adviser will have no control. Returns generated from our investments may not adequately compensate investors for the business and financial risks assumed, and an investor may lose all or a part of its investment in our shares.

Reliance on the Adviser

The Adviser has no prior experience managing a registered closed-end investment company. The Adviser provides us with management and advisory services and makes investment decisions on our behalf. Investors will have no role in making decisions with respect to the management, disposition or other realization of any investment, or decisions regarding our business and affairs. Consequently, our success will depend, in large part, upon the skill and expertise of the Adviser and its investment professionals. Furthermore, the investment professionals will not focus exclusively on our operations and may have responsibility for other managed investment funds.

The Adviser’s team of investment professionals will evaluate, negotiate, structure, close and monitor our investments in accordance with the terms of this prospectus. The Adviser’s team of investment professionals is currently composed of Sohail Prasad and Christine Healey, both of whom serve on the Investment Committee. There can be no assurance that the investment and other professionals upon which the Adviser relies will continue to be associated with the Adviser while the Adviser serves as our investment adviser. Our future success will depend to a significant extent on the continued service and coordination of the Adviser’s team of investment professionals. If the Adviser’s team of investment professionals does not maintain their existing relationships with sources of investment opportunities and does not develop new relationships with other sources of investment opportunities available to us, we may not be able to grow our investment portfolio. In addition, individuals with whom the Adviser’s team of investment professionals has relationships are not obligated to provide us with investment opportunities. Therefore, the Adviser can offer no assurance that such relationships will generate investment opportunities for us. Furthermore, the Adviser cannot assure investors that the Adviser will remain our investment adviser or that we will continue to have access to its investment professionals or its information and deal flow.

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Investment due diligence and investment research may not reveal all relevant facts regarding investment opportunities

When conducting due diligence and investment research, we may be required to evaluate important and complex business, financial, tax, accounting, environmental, social, governance and legal metrics. Outside consultants, legal advisors, accountants and investment banks may be involved in the due diligence and investment research process in varying degrees depending on the type of investment. When conducting due diligence and investment research and making an assessment regarding an investment, the Adviser may rely on information provided by such persons, or by the management of the target of the investment or their advisors. The due diligence investigation and investment research that the Adviser carries out with respect to any investment opportunity may not reveal or highlight all relevant facts that may be necessary or helpful in evaluating such investment opportunity, may lead to inaccurate or incomplete conclusions, or may be manipulated by fraud. Moreover, such an investigation will not necessarily result in the investment being successful.

Competition for investment opportunities; difficulty of locating suitable investments and meeting investment objective

A large number of entities compete with us to make the types of direct equity investments that we target as part of our business strategy. We compete for such investments with a large number of private equity and venture capital funds, other equity and non-equity based investment funds, investment banks and other sources of financing, including traditional financial services companies such as commercial banks and specialty finance companies. Many of our competitors are substantially larger than us and have considerably greater financial, technical and marketing resources than we do. We may be at a competitive disadvantage with our competitors in a particular sector or investment, as some of them have greater capital, lower targeted returns, a greater willingness to take on risk, more personnel or greater sector or investment strategy specific expertise. We may be unable to find a sufficient number of attractive opportunities to meet our investment objective and there is no assurance as to the timing of investments. The Adviser expects us to benefit from its relationships and experience making investments; however, there can be no assurance that the Adviser will be able to maintain or draw upon such relationships, which could have an adverse effect on our ability to find suitable investments and otherwise achieve our investment objective. Furthermore, the Adviser will emphasize or de-emphasize different aspects of its investment strategy from time to time, and refine or add to our investment strategy, to respond to changes in market conditions, and there can be no assurance that the Adviser will follow the investment strategy and process described herein for every investment.

Non-U.S. Investments Risk.

Non-U.S. securities involve certain factors not typically associated with investing in U.S. securities, including risks relating to: (i) currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar and the various foreign currencies in which foreign investments are denominated, and costs associated with conversion of investment principal and income from one currency into another; (ii) inflation matters, including rapid fluctuations in inflation rates; (iii) differences between the U.S. and foreign securities markets, including potential price volatility in and relative liquidity of some foreign securities markets, the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and the potential of less government supervision and regulation; (iv) economic, social and political risks, including potential exchange control regulations and restrictions on foreign investment and repatriation of capital, the risks of political, economic or social instability and the possibility of expropriation or confiscatory taxation; (v) the possible imposition of foreign taxes on income and gains recognized with respect to such securities; and (vi) difficulties in enforcing legal judgements in foreign courts. Laws and regulations of foreign countries may impose restrictions that would not exist in the United States and may require financing and structuring alternatives that differ significantly from those customarily used in the United States. No assurance can be given that a change in political or economic climate, or particular legal or regulatory risks, including changes in regulations regarding foreign ownership of assets or repatriation of funds or changes in taxation might not adversely affect an investment by us.”

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Our investment portfolio will be recorded at fair value as determined in good faith in accordance with procedures established by our Board and, as a result, there is and will be uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined in accordance with procedures established by our Board. There may not be a public market or active secondary market for certain of the types of investments that we hold and intend to make. Our investments may not be publicly traded or actively traded on a secondary market but, instead, may be traded on a privately negotiated over-the-counter secondary market for institutional investors, if at all. As a result, we will value these investments quarterly at fair value as determined in good faith in accordance with valuation policies and procedures approved by our Board.

The determination of fair value, and thus the amount of unrealized appreciation or depreciation we may recognize in any reporting period, is to a degree subjective, and our Adviser has a conflict of interest in making recommendations of fair value. We will value our investments quarterly at fair value in accordance with valuation policies and procedures approved by our Board, based on, among other things, input of the Adviser and independent third-party valuation firm(s) engaged at the direction of the Board. The types of factors that may be considered in determining the fair values of our investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow, current market interest rates and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, the valuations may fluctuate significantly over short periods of time due to changes in current market conditions. The determinations of fair value in accordance with procedures established by our Board may differ materially from the values that would have been used if an active market and market quotations existed for such investments. Our net asset value could be adversely affected if the determinations regarding the fair value of the investments were materially higher than the values that we ultimately realize upon the disposal of such investments.

Any unrealized losses we experience on our portfolio may be an indication of future realized losses.

As a registered closed-end management investment company, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by the Adviser as the valuation designee pursuant to policies and procedures approved by our board of directors. Decreases in the market values or fair values of our investments are recorded as unrealized depreciation. Any unrealized losses in our portfolio could be an indication of an issuer’s inability to meet its repayment obligations. This could result in realized losses in the future.

Efforts to comply with the Sarbanes-Oxley Act will involve significant expenditures, and non-compliance with such regulations may adversely affect us.

We are subject to the Sarbanes-Oxley Act and the related rules and regulations promulgated by the SEC. We are required to periodically review our internal control over financial reporting, and evaluate and disclose changes in our internal control over financial reporting. Developing and maintaining an effective system of internal controls may require significant expenditures, which may negatively impact our financial performance. This process will also result in a diversion of management's time and attention. We cannot be certain as to the timing of the completion of our evaluation, testing and remediation actions or the impact of the same on our operations and we may not be able to ensure that the process is effective or that our internal control over financial reporting will be effective in a timely manner. In the event that we are unable to develop or maintain an effective system of internal controls and maintain or achieve compliance with the Sarbanes-Oxley Act and related rules, we may be adversely affected.

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If we fail to maintain an effective system of internal control over financial reporting, we may not be able to accurately report our financial results or prevent fraud. As a result, stockholders could lose confidence in our financial and other public reporting, which would harm our business.

Effective internal control over financial reporting is necessary for us to provide reliable financial reports and, together with adequate disclosure controls and procedures, are designed to prevent fraud. Any failure to implement required new or improved controls, or difficulties encountered in their implementation, could cause us to fail to meet our reporting obligations. Inferior internal controls could also cause investors and lenders to lose confidence in our reported financial information, which could have a negative effect on our ability to continue the offering.

Risks Associated with Our Investment Strategy

Investment methodology

We may employ certain strategies that depend upon the reliability and accuracy of the Adviser’s analytical investment processes. To the extent such investment processes (or the assumptions underlying them) do not prove to be correct, we may not perform as anticipated, which could result in substantial losses.

Identification of appropriate investments

Our success as a whole depends on the identification and availability of suitable investment opportunities and terms. The availability and terms of investment opportunities will be subject to market conditions, prevailing regulatory conditions in regions where we may invest, and other factors outside our control. In addition, we may find ourselves in competition with other funds that have entered or may enter its markets or with private equity funds and financial institutions that may be willing to extend financing on terms that are more favorable to the portfolio company than the Adviser believes are appropriate in light of the risk of the investment. Therefore, there can be no assurance that appropriate investments will be available to, or identified or selected by, us.

Concentration of investments

Many of our investments will be in U.S. private companies in the technology sector, and therefore will be particularly exposed to the risks attendant to investments in that sector. Except as otherwise described herein, investors generally have no assurance as to the degree of diversification of our investments, either by geographic region, asset type or sector. Accordingly, a significant portion of our investments may be made in relatively few geographic regions, asset types, security types or industry sectors. For example, as of March 31, 2024, approximately [52.7]% of our investment portfolio is invested in private technology companies in the aerospace/aviation industry. Any such concentration of risk may increase losses suffered by us, which could have a material adverse effect on our overall financial condition. Even when the Adviser attempts to control risks and diversify the portfolio, risks associated with different assets may be correlated in unexpected ways, with the result that we face concentrated exposure to certain risks. Conversely, the Adviser may encounter unexpected changes in the correlation of assets or markets, which confound their attempts to hedge or limit risk and result in investment losses. Many risk management techniques are based on observed historical market behavior, but future market behavior may be entirely different. Although the Adviser attempts to identify, monitor and manage significant risks, these efforts may not necessarily take all risks into account and there can be no assurance that these efforts will be effective. Any inadequacy or failure in the Adviser’s risk management efforts could result in material losses for us.

Inability to make follow-on investments

Following our initial investment in portfolio companies or assets, we may be called upon to provide additional investments in that portfolio company as follow-on investments, in order to: (1) increase or maintain in whole or in part our equity ownership percentage; (2) exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or (3) attempt to preserve or enhance the value of our investment.

We may elect not to make follow-on investments, or may otherwise lack sufficient funds to make those investments or lack access to desired follow-on investment opportunities. We have the discretion to make any follow-on investments, subject to the availability of capital resources and of the investment opportunity. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our concentration of risk, because we prefer other opportunities, or we lack access to the desired follow-on investment opportunity.

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In addition, we may be unable to complete follow-on investments in our portfolio companies that have conducted an IPO as a result of regulatory or financial restrictions.

Litigation and regulatory investigations

The Adviser anticipates that, from time to time, the Adviser and its affiliates may be named as defendants in civil proceedings. Litigation or threats of litigation consume time and resources and jeopardize the successful closing of transactions. Moreover, the outcome of such proceedings may materially adversely affect the value of portfolio positions, may be impossible to predict, and may continue unresolved for long periods of time. The expense of prosecuting claims, for which there is no guarantee of success, and/or the expense of defending against claims by third parties and paying any amounts pursuant to settlements or judgments would generally be borne by us and would reduce net assets.

As an investment adviser, the Adviser expects to have interactions with and inquiries from regulators from time to time, including but not limited to matters related to us, the Adviser and its affiliates.

Risks Associated with Our Investments

Risks associated with investments in rapidly growing venture-capital-backed emerging companies

Investments in the rapidly growing venture-capital-backed emerging companies that we target involves a number of significant risks, including the following:

•	these portfolio companies may have limited financial resources and may be unable to meet their obligations under their existing debt, which may lead to equity financings, possibly at discounted valuations, in which we could be substantially diluted if we do not or cannot participate, bankruptcy or liquidation and the reduction or loss of our equity investment;

•	they typically have limited operating histories, narrower, less established product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions, market conditions and consumer sentiment in respect of their products or services, as well as general economic downturns;

•	they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position;

•	because they are privately owned, there is generally little publicly available information about these businesses; therefore, although we will perform due diligence investigations on these portfolio companies, their operations and their prospects, we may not learn all of the material information we need to know regarding these businesses and, in the case of investments we acquire on private secondary transactions, we may be unable to obtain financial or other information regarding the companies with respect to which we invest. Furthermore, there can be no assurance that the information that we do obtain with respect to any investment is reliable; • they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the portfolio company and, in turn, on us; and

•	such private companies frequently have much more complex capital structures than traditional publicly traded companies, and may have multiple classes of equity securities with differing rights, including with respect to voting and distributions. In addition, it is often difficult to obtain financial and other information with respect to private companies, and even where we are able to obtain such information, there can be no assurance that it is complete or accurate. In certain cases, such private companies may also have senior or pari passu preferred stock or senior debt outstanding, which may heighten the risk of investing in the underlying equity of such private companies, particularly in circumstances when we have limited information with respect to such capital structures. Although we believe that our investment professionals have extensive experience evaluating and investing in private companies with such complex capital structures, there can be no assurance that we will be able to adequately evaluate the relative risks and benefits of investing in a particular class of a portfolio company’s equity securities. Any failure on our part to properly evaluate the relative rights and value of a class of securities in which we invest could cause us to lose part or all of our investment, which in turn could have a material and adverse effect on our net asset value and results of operations.

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A portfolio company’s failure to satisfy financial or operating covenants imposed by its lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets, which could trigger cross-defaults under other agreements and jeopardize our equity investment in such portfolio company. We may incur expenses to the extent necessary to seek recovery of our equity investment or to negotiate new terms with a financially distressed portfolio company.

The securities of our portfolio companies are illiquid

The securities of our portfolio companies are illiquid, and the inability of these portfolio companies to complete an IPO or consummate another liquidity event within our targeted time frame for that investment will extend the holding period of our investments, may adversely affect the value of these investments, and will delay the distribution of gains, if any. The IPO market is, by its very nature, unpredictable. A lack of IPO opportunities for venture capital-backed companies could lead to companies staying longer in our portfolio as private entities still requiring funding. This situation may adversely affect the amount of available venture capital funding to late-stage companies that cannot complete an IPO. Such stagnation could dampen returns or could lead to unrealized depreciation and realized losses as some companies run short of cash and have to accept lower valuations in private fundings or are not able to access additional capital at all. A lack of IPO opportunities for venture capital-backed companies may also cause some venture capital firms to change their strategies, leading some of them to reduce funding of their portfolio companies and making it more difficult for such companies to access capital. This might result in unrealized depreciation and realized losses in such companies by other investment funds, like us, who are co-investors in such companies. There can be no assurance that we will be able to achieve our targeted return on our portfolio company investments if, as and when they go public.

The equity securities we acquire in a portfolio company are generally subject to contractual transfer limitations imposed on the portfolio company’s stockholders as well as other contractual obligations, such as rights of first refusal and co-sale rights. These obligations generally expire only upon an IPO by the portfolio company or the occurrence of another liquidity/exit event. As a result, prior to an IPO or other liquidity/exit event, our ability to liquidate our private portfolio company positions may be constrained. Transfer restrictions could limit our ability to liquidate our positions in these securities if we are unable to find buyers acceptable to our portfolio companies, or where applicable, their stockholders. Such buyers may not be willing to purchase our investments at adequate prices or in volumes sufficient to liquidate our position, and even where they are willing, other stockholders could exercise their co-sale rights to participate in the sale, thereby reducing the number of shares available to sell by us. Furthermore, prospective buyers may be deterred from entering into purchase transactions with us due to the delay and uncertainty that these transfer and other limitations create.

If the portfolio companies in which we invest do not perform as planned, they may be unable to successfully complete an IPO or consummate another liquidity event within our targeted time frame, or they may decide to abandon their plans for an IPO. In such cases, we will likely exceed our targeted holding period and the value of these investments may decline substantially if an IPO or other exit is no longer viable. We may also be forced to take other steps to exit these investments.

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The illiquidity of our portfolio company investments, including those that are traded on the trading platforms of private secondary marketplaces, may make it difficult for us to sell such investments should the need arise. Also, if we were required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. We will have no limitation on the portion of our portfolio that may be invested in illiquid securities, and we anticipate that all or a substantial portion of our portfolio may be invested in such illiquid securities at all times.

In addition, even if a portfolio company completes an IPO, we will typically not be able to sell our position until any applicable post-IPO lockup restriction expires. As a result of lockup restrictions, the market price of securities that we hold may decline substantially before we are able to sell them following an IPO. There is also no assurance that a meaningful trading market will develop for our publicly traded portfolio companies following an IPO to allow us to liquidate our position when we desire.

Risks related to investing in securities traded on private secondary marketplaces.

We will utilize private secondary marketplaces, such as Forge, SharesPost and CartaX, to acquire investments for our portfolio. When we purchase secondary shares, we may have little or no direct access to financial or other information from these portfolio companies. As a result, we will be dependent upon the relationships of our investment professionals to obtain the information necessary to perform research and due diligence, and to monitor our investments after they are made. There can be no assurance that our management team and investment professionals will be able to acquire adequate information on which to make its investment decision with respect to any private secondary marketplace purchases, or that the information it is able to obtain is accurate or complete. Any failure to obtain full and complete information regarding the portfolio companies with respect to which we invest through private secondary marketplaces could cause us to lose part or all of our investment in such companies, which would have a material and adverse effect on our net asset value and results of operations.

In addition, while we believe the ability to trade on private secondary marketplaces provides valuable opportunities for liquidity, there can be no assurance that the portfolio companies with respect to which we invest through private secondary marketplaces will have or maintain active trading markets, and the prices of those securities may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may result in an inability for us to realize full value on our investment. In addition, wide swings in market prices, which are typical of irregularly traded securities, could cause significant and unexpected declines in the value of our portfolio investments. Further, prices in private secondary marketplaces, where limited information is available, may not accurately reflect the true value of a portfolio company, and may overstate a portfolio company’s actual value, which may cause us to realize future capital losses on our investment in that portfolio company. If any of the foregoing were to occur, it would likely have a material and adverse effect on our net asset value and results of operations.

Investments in private companies, including through private secondary marketplaces, also entail additional legal and regulatory risks, which expose participants to the risk of liability due to the imbalance of information among participants and participant qualification and other transactional requirements applicable to private securities transactions, the non-compliance with which could result in rescission rights and monetary and other sanctions. The application of these laws within the context of private secondary marketplaces and related market practices are still evolving, and, despite our efforts to comply with applicable laws, we could be exposed to liability. The regulation of private secondary marketplaces is also evolving. Additional state or federal regulation of these markets could result in limits on the operation of or activity on those markets. Conversely, deregulation of these markets could make it easier for investors to invest directly in private companies and affect the attractiveness of the Company as an access vehicle for investment in private shares. Private companies may also increasingly seek to limit secondary trading in their stock, such as through contractual transfer restrictions, and provisions in company charter documents, investor rights of first refusal and co-sale and/or employment and trading policies further restricting trading. To the extent that these or other developments result in reduced trading activity and/or availability of private company shares, our ability to find investment opportunities and to liquidate our investments could be adversely affected.

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We may not realize gains from our equity investments

We invest principally in the equity and equity-related securities of what we believe to be rapidly growing venture-capital-backed emerging companies. However, the equity interests we acquire may not appreciate in value and, in fact, may decline in value.

In addition, the private company securities we acquire may be subject to drag-along rights, which could permit other stockholders, under certain circumstances, to force us to liquidate our position in a subject company at a specified price, which could be, in our opinion, inadequate or undesirable or even below our cost basis. In this event, we could realize a loss or fail to realize gain in an amount that we deem appropriate on our investment. Further, capital market volatility and the overall market environment may preclude our portfolio companies from realizing liquidity events and impede our exit from these investments. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We will generally have little, if any, control over the timing of any gains we may realize from our equity investments unless and until the portfolio companies in which we invest become publicly traded. In addition, the portfolio companies in which we invest may have substantial debt loads. In such cases, we would typically be last in line behind any creditors in a bankruptcy or liquidation and would likely experience a complete loss on our investment.

The lack of liquidity in, and potentially extended holding period of, many of our investments may adversely affect our business and will delay any distributions of gains, if any.

Our investments will generally not be in publicly traded securities. Although we expect that some of our equity investments will trade on private secondary marketplaces, certain of the securities we hold will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. In addition, while some portfolio companies may trade on private secondary marketplaces, we can provide no assurance that such a trading market will continue or remain active, or that we will be able to sell our position in any portfolio company at the time we desire to do so and at the price we anticipate. The illiquidity of our investments, including those that are traded on private secondary marketplaces, will make it difficult for us to sell such investments if the need arises. Also, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. We have no limitation on the portion of our portfolio that may be invested in illiquid securities, and a substantial portion or all of our portfolio may be invested in such illiquid securities from time to time.

In addition, because we generally invest in equity and equity-related securities, with respect to the majority of our portfolio companies, we do not expect regular realization events, if any, to occur in the near term. We expect that our holdings of equity securities may require several years to appreciate in value, and we can offer no assurance that such appreciation will occur.

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Technology-related industries in which we invest are subject to risks

Technology-related industries in which we invest are subject to risks, including volatility, intense competition, decreasing life cycles, product obsolescence, changing consumer preferences, periodic downturns, regulatory concerns and litigation risks. The revenue, income (or losses) and valuations of technology-related companies can and often do fluctuate suddenly and dramatically. In addition, because of rapid technological change, the average selling prices of products and some services provided by companies in technology-related sectors have historically decreased over their productive lives.

In addition, we expect our portfolio companies will face intense competition since their businesses are rapidly evolving, intensely competitive and subject to changing technology, shifting user needs and frequent introductions of new products and services. Potential competitors to our portfolio companies in the technology industry range from large and established companies to emerging start-ups. Further, such portfolio companies are, in many cases, subject to laws that were adopted prior to the advent of the Internet and related technologies and, as a result, may not contemplate or address the unique issues of the Internet and related technologies. The laws that do reference the Internet are being interpreted by the courts, but their applicability and scope remain uncertain. Claims have been threatened and filed under both U.S. and foreign laws for defamation, invasion of privacy and other tort claims, unlawful activity, copyright and trademark infringement, or other theories based on the nature and content of the materials searched and the ads posted by a company’s users, a company’s products and services, or content generated by a company’s users. Further, the growth of technology-related companies into a variety of new fields implicate a variety of new regulatory issues and may subject such companies to increased regulatory scrutiny, particularly in the United States and Europe. Any of these factors could materially and adversely affect the business and operations of a portfolio company in the technology industry and, in turn, adversely affect the value of these portfolio companies and the value of any securities that we may hold.

We will generally not hold controlling equity interests in our portfolio companies

Generally, we will not take controlling equity positions in our portfolio companies. As a result, we will be subject to the risk that a portfolio company may make business decisions with which we disagree, and the stockholders and management of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. In addition, other stockholders, such as venture capital and private equity sponsors, that have substantial investments in our portfolio companies may have interests that differ from that of the portfolio company or its minority stockholders, which may lead them to take actions that could materially and adversely affect the value of our investment in the portfolio company. Due to the lack of liquidity for the equity and equity-related investments that we will typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company or its substantial stockholders, and may therefore suffer a decrease in the value of our investments.

Reliance on portfolio company management

The day-to-day operations of the portfolio companies in which we will invest will be the responsibility of such portfolio company’s management team. We do not intend to seek representation on the board of directors of portfolio companies or otherwise provide management or strategic planning assistance, and will not have an active role in the day-to-day management of the companies in which we invest. Although the Adviser will be responsible for monitoring the performance of each investment, there can be no assurance that the existing management team, or any successor, will be able to operate the company successfully, or in a way that is consistent with our investment objective. To the extent that the senior management of a portfolio company performs poorly, or if a key manager of a portfolio company terminates employment, our investment in such company could be adversely affected. There are many challenges faced by leaders of venture-funded private companies, including resignations or dismissals of senior executive officers and other top managers, disputes among investors and board members, regulatory hurdles, bad press, allegedly unethical or illegal business practices, competition from larger companies with better resources and experience, and management complicity in discrimination and hostile workplace environments on account of race or gender. Our returns will depend in large part on the performance of these unrelated individuals and could be substantially adversely affected by the unfavorable performance of a small number of such individuals.

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In addition, we will generally participate in the capital structure of the portfolio companies on the basis of financial projections for such portfolio companies. Projected operating results will normally be based in part on the judgment of the management of the portfolio company. In all cases, projections are only estimates of future results that are based upon assumptions made at the time that the projections are developed. There can be no assurance that the projected results will be obtained, and actual results may vary significantly from the projections. In circumstances in which the Adviser relies on information from corporate management, the Company may be subject to the risk of dysfunctional or fraudulent management and/or accounting irregularities.

Limited information

Only limited information may be made available to us regarding our investments in potential portfolio companies. There generally will be little or no publicly available information regarding the status and prospects of the portfolio company. Investment decisions may depend on the ability to obtain relevant information from non-public sources, and we may be required to make decisions without complete information or in reliance upon information provided by third parties that is impossible or impracticable to verify. There is a risk that: (i) there are facts or circumstances pertaining to a portfolio company that the public (including us) are not aware of; and (ii) publicly available information concerning the a portfolio company upon which we rely may prove to be inaccurate, and, as a result of (i) or (ii), the investor may suffer a partial or complete loss on its investment.

No guarantee of future access to information

Each portfolio company is under no obligation to furnish, or may generally resist providing, information to us with respect to any securities of the portfolio company, and we may waive or have contractual limitations with respect to such securities. Exercise and use of any information rights with respect to the portfolio company shall be at our sole discretion.

Environmental Liability

We may be exposed to substantial risk of loss from environmental claims arising from investments made in companies with undisclosed or unknown environmental problems or with inadequate reserves, as well as from occupational safety issues and concerns. Under various laws, ordinances and regulations, an owner of assets may be liable for the costs of removal or remediation of certain hazardous or toxic substances on or in such property. Such laws often impose such liability without regard to whether the owner knew of, or was responsible for, the presence of such hazardous or toxic substances. The cost of any required remediation and the owner’s liability, therefore, as to any property are generally not limited under such laws and could exceed the value of the property and/or the aggregate assets of the owner. The presence of such substances, or the failure to properly remediate contamination from such substances, may adversely affect the owner’s ability to sell the assets or to borrow funds using such assets as collateral, which could have an adverse effect on our return from such investments. Environmental claims with respect to a specific investment may exceed the value of such investment, and under certain circumstances, subject our other assets to such liabilities.

Contingent Liabilities

Our investments will be in private securities. In connection with the disposition of an investment in private securities, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to potential liabilities. These arrangements may result in contingent liabilities that ultimately result in funding obligations that we must satisfy through our return of distributions previously made to us.

Risks Associated with the Transaction Structures in which we Invest

We may use a variety of structures to gain exposure to the economic benefits of stock ownership in underlying portfolio companies. The following sets out some of the risk factors associated with the structures of our investments.

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Risks associated with forward security transactions

Forward shareholder performance

We may invest in “forward contracts” that involve shareholders (each a “counterparty”) of a potential portfolio company whereby such counterparties promise future delivery of such securities upon transferability or other removal of restrictions.

These may involve counterparty promises of future performances, including among other things, transferring shares to us in the future, paying costs and fees associated with maintaining and transferring the shares, not transferring or encumbering their shares, and participating in further acts required of shareholders by the counterparty and their agreement with us. Should counterparties breach their agreement inadvertently, by operation of law, intentionally, or fraudulently, it could affect our performance. Our ability and right to enforce transfer and payment obligations, and other obligations, against counterparties could be limited by acts of fraud or breach on the part of counterparties, operation of law, or actions of third parties. Measures we take to mitigate these risks, including powers of attorney, specific performance and damages provisions, any insurance policy, and legal enforcement steps, may prove ineffective, unenforceable, or economically impractical to enact.

No direct relationship

In cases where we purchase a forward contract through a secondary marketplace, we may have no direct relationship with, or right to contact, enforce rights against, or obtain personal information or contact information concerning the counterparty(ies). In such cases, we will not be direct beneficiaries of the portfolio company’s securities or related instruments. Instead, we would rely on a third party to collect, settle, and enforce its rights with respect to the portfolio company’s securities. There is no guarantee that said party will be successful or effective in doing so.

Portfolio company may not be a party

In cases where we purchase a forward contract, because each underlying portfolio company may not have necessarily approved or endorsed the transaction, it offers no warranties or other promises as to the validity or value of thereof, and no promise that it will agree with, approve, or facilitate transfer of shares to us.

Complications may arise with respect to a corporate event

In cases where we purchase a forward contract, in the event of a public offering, sale, or other corporate event affecting a portfolio company, it could be complicated, uncertain, and require further legal review, negotiation, and other acts for us to work with brokers, transfer agents, and representatives of the portfolio company, its potential acquirer, and other parties.

Portfolio company may object

The portfolio company may not be a party to and may not have approved or been informed of the counterparty’s transactions with us, unless otherwise disclosed. The portfolio company may, upon learning of the counterparty’s transactions, take steps to invalidate or frustrate them, demand that we stop purchasing portfolio company’s securities, or seek redress or retaliation against counterparties, us, or others. Should the portfolio company object to the existence of the forward contract, it may take any number of steps to discourage or obstruct the transactions, including claiming that the counterparty transactions violate the portfolio company’s agreements, claiming causes of action against counterparties or us, defensive measures intended to discourage counterparties from selling the portfolio company’s securities to us, refusing to accept or process securities transfers, or claiming rights to rescind our transactions or trigger rights of refusal to purchase the portfolio company’s securities involved in our transactions. Should a portfolio company wish to prospectively discourage secondary transactions by us, it may adopt policies or securities-related documents that makes such transactions impractical. A portfolio company may also object to use of its name, intellectual property, or public or non-public information about it. A portfolio company may be under no obligation to approve or recognize transactions involving the portfolio company’s securities that occur as a result of forward transactions. Conversely, a portfolio company that does wish to endorse, approve, or participate in the transactions may face complex and costly regulatory requirements and exposure to risk for doing so, which could discourage it from approving or participating in the transaction.

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Forward shareholder death, bankruptcy, or incapacity

Should a counterparty to a forward transaction die, become bankrupt, disabled, or no longer have legal capacity, it may not honor its contractual obligations with respect to its shares, and in some cases, may be relieved of such obligations.

Operation of law

Due to divorce, bankruptcy, or for other reasons, counterparties may be subject to court orders or other legal requirements affecting their shares that are inconsistent with their obligations to us.

Insurance

To mitigate some of the risks inherent in purchasing forward contracts, we may purchase insurance (at additional cost to us). To the extent we purchase insurance for a given forward transaction, such insurance may be inadequate, and coverage may be limited or denied due to (among other things) liability limits, exclusions, the scope and limitations of coverage, the good faith and compliance of the insurer in honoring claims, the performance of the pool in making claims, among other things. If transacting through a secondary market intermediary, we may not be direct beneficiaries of such insurance policy, and in those cases will have no direct right to make claims or enforce policy provisions. Instead, the third party itself would be the insured, and will pass along a share of any insurance proceeds to us. In the event any insurance policy expires, is terminated, or reaches its policy limits, we or the third party may or may not be able to secure a new underwriter on a commercially reasonable basis, even if we or the third party attempts to do so. The SPVs that the Company has invested in that hold forward contracts are beneficiaries of insurance policies purchased by the managers of such SPVs. There is no guarantee that this will be the case with respect to SPVs that the Company invests in going forward.

 Risks associated with investments in Private Funds

We may purchase units or shares of Private Funds or acquire shares in SPVs to gain economic exposure to private companies in the technology sector. Investing through such structure carries additional risk, as detailed below.

General Private Fund risks

Our investments in Private Funds will require us to bear a pro rata share of the vehicles’ expenses, including management and performance fees. The fees we pay to invest in a Private Fund may be higher than if the manager of the Private Fund managed our assets directly. The incentive fees charged by certain Private Funds may create an incentive for its manager to make investments that are riskier and/or more speculative than those it might have made in the absence of an incentive fee. Private Funds are not publicly traded and therefore may not be as liquid as other types of investments. Furthermore, Private Funds are subject to specific risks, depending on the nature of the vehicle and also may employ leverage such that their returns are more than one times that of their benchmark which will amplify losses suffered by us when compared to unleveraged investments. For example, Private Funds need not have independent boards, do not require shareholder approval of advisory contracts, may utilize leverage and may engage in joint transactions with affiliates. These characteristics present additional risks for stockholders.

Risk inherent in investing through a Delaware Series LLC

Under Delaware law, an LLC may be composed of individual series of membership interests. This type of entity is referred to as a Series LLC. Each series effectively is treated as a separate entity, meaning the debts; liabilities, obligations and expenses of one series cannot be enforced against another series of the LLC or against the LLC as a whole. Each series can hold its own assets, have its own members, conduct its own operations and pursue different business objectives, but remain insulated from claims of members, creditors or litigants pursuing the assets of or asserting claims against another series. There is a certain degree of uncertainty surrounding the Series LLC form. For example, although Delaware law clearly provides for legal separation of series, it is unclear whether courts in other states and/or jurisdictions would recognize a legal separation of assets and liabilities within what is technically a single entity. Federal courts, and those of different states, may not have significant experience or legal precedent in resolving the associated legal issues. Therefore, even if a Delaware Series LLC were properly operated with distinct records relating to the assets and liabilities of each series, a court in another jurisdiction could determine not to recognize the legal separation afforded under Delaware law. As a further concern, in July 2017 the Uniform Law Commission approved the Uniform Limited Liability Company Protected Series Act that, if adopted by the various states, would establish new, uniform state laws concerning Series LLCs.

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No audited financials

A Private Fund may not provide audited financials to us. In the absence of audited financials, we will not have an independent third party verifying financial reports.

Limited liquidity of Fund interests

No market for the interests in a Private Fund exists or is expected to develop, and it may be difficult or impossible to transfer the interests in such Private Fund, even in an emergency. In addition, we will not have the right to withdraw or transfer any amount of our investment in a Private Fund without the prior consent of its manager, which consent may be withheld for any or no reason. As a result, we may need to hold the Private Fund interest indefinitely.

Management of a Private Fund

We will have no right or power to take part in the management of a Private Fund. Accordingly, we will have no opportunity to control the day-to-day operations, including investment and disposition decisions, of the underlying Private Fund. We will not receive the detailed financial information issued by the underlying portfolio company(ies) that may be available to the manager of the Private Fund. Accordingly, in purchasing a Private Fund interest, we entrust all aspects of the management of the Private Fund to its manager.

Risk inherent in reliance on a third party manager

The manager of a Private Fund may make decisions, which result in a loss for the Private Fund. There can be no assurance that a Private Fund’s manager will make decisions that improve the Private Fund’s performance or lead to a profitable outcome for us.

Litigation risks

Each Private Fund will be subject to a variety of litigation risks. In the event of a dispute arising from any activities relating to the operation of the Private Fund it is possible that the Private Fund, its manager, the Private Fund’s members, and persons associated or affiliated with such parties may be named as defendants. Under most circumstances, the Private Fund will indemnify its manager and their personnel against any costs they incur in connection with such disputes. Beyond direct costs, such disputes may adversely affect a Private Fund in a variety of ways, including by distracting the manager and harming relationships between the Private Fund and its portfolio company or other investors in the portfolio company.

Recourse to the Private Fund’s assets

A Private Fund’s assets, including any investments made by the Private Fund and the portfolio companies held by the Private Fund, are available to satisfy all liabilities and other obligations of the Private Fund. If the Private Fund becomes subject to a liability, parties seeking to have the liability satisfied may have recourse to the Private Fund’s assets generally and will not be limited to any particular assets, such as the asset representing the investment giving rise to the liability. Accordingly, we could find our interest in the Private Fund’s assets adversely affected by a liability arising out of an investment of the Private Fund.

General SPV Risks

Our investments in SPVs will typically require us to bear a pro rata share of the vehicles’ expenses, including operating and offering-related costs, which could result in higher expenses than if we invested in the single underlying portfolio company directly. Because SPVs are organized by managers unaffiliated with us and we will typically be one of many investors in the SPV, in purchasing an SPV interest, we entrust all aspects of the management of the SPV to its manager. SPVs are generally organized as limited liability companies, and to the extent an SPV is organized as a Delaware Series LLC, we would be subject to the risks inherent in investing in a Delaware Series LLC discussed above. Some SPVs in which we invest may impose restrictions on when investors may withdraw their investment or limit the amounts investors may withdraw. To the extent we seek to reduce or sell out our investment at a time or in an amount that is prohibited, we may not have the liquidity necessary to participate in other investment opportunities or may need to sell other investments that we may not have otherwise sold. Additionally, SPVs are not publicly traded and therefore may not be as liquid as other types of investments. These characteristics present additional risks for stockholders.

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General Market and Regulatory Risks

Political and economic risks

Downgrades by rating agencies to the U.S. government’s credit rating or concerns about its credit and deficit levels in general could cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms. In addition, a decreased U.S. government credit rating could create broader financial turmoil and uncertainty, which may weigh heavily on our financial performance and the value of our common stock.

Deterioration in the economic conditions in the Eurozone and other regions or countries globally and the resulting instability in global financial markets may pose a risk to our business. Financial markets have been affected at times by a number of global macroeconomic events, including the following: large sovereign debts and fiscal deficits of several countries in Europe and in emerging markets jurisdictions, levels of non-performing loans on the balance sheets of European banks, the effect of the United Kingdom (the “U.K.”) leaving the European Union (the “EU”), instability in the Chinese capital markets and the COVID-19 pandemic. Global market and economic disruptions have affected, and may in the future affect, the U.S. capital markets, which could adversely affect our business, financial condition or results of operations. We cannot assure you that market disruptions in Europe and other regions or countries, including the increased cost of funding for certain governments and financial institutions, will not impact the global economy, and we cannot assure you that assistance packages will be available, or if available, be sufficient to stabilize countries and markets in Europe or elsewhere affected by a financial crisis. To the extent uncertainty regarding any economic recovery in Europe or elsewhere negatively impacts consumer confidence and consumer credit factors, our and our portfolio companies’ business, financial condition and results of operations could be significantly and adversely affected. Moreover, there is a risk of both sector-specific and broad-based corrections and/or downturns in the equity and credit markets. Any of the foregoing could have a significant impact on the markets in which we operate and could have a material adverse impact on our business prospects and financial condition.

Various social and political circumstances in the United States and around the world (including wars and other forms of conflict, terrorist acts, security operations and catastrophic events such as fires, floods, earthquakes, tornadoes, hurricanes and global health epidemics), may also contribute to increased market volatility and economic uncertainties or deterioration in the United States and worldwide. Such events, including rising trade tensions between the United States and China, other uncertainties regarding actual and potential shifts in U.S. and foreign, trade, economic and other policies with other countries, the war between Russia and Ukraine, conflicts in the Middle East, and the COVID-19 pandemic, could adversely affect our business, financial condition or results of operations. These market and economic disruptions could negatively impact the operating results of our portfolio companies.

Additionally, the Federal Reserve has raised interest rates multiple times throughout 2022 and 2023, and may maintain or cut rates in 2024. These developments, along with the United States government’s credit and deficit concerns, global economic uncertainties and market volatility, could cause interest rates to be volatile, which may negatively impact our performance.

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Inflation may adversely affect the business, results of operations and financial condition of our portfolio companies.

Certain of our portfolio companies may be impacted by inflation. If such portfolio companies are unable to pass any increases in their costs along to their customers, it could adversely affect their results, which could in turn adversely impact our results of operations. In addition, any projected future decreases in our portfolio companies’ operating results due to inflation could adversely impact the fair value of our investments. Any decreases in the fair value of our investments could result in future unrealized losses and therefore reduce our net assets resulting from operations. Additionally, the Federal Reserve has raised, and has indicated its intent to continue raising, certain benchmark interest rates in an effort to combat inflation. There is no guarantee that the actions taken by the Federal Reserve will reduce or eliminate inflation.

Legal and regulatory risks

Government counterparties may have the discretion to change or increase regulation of a portfolio company’s operations, or implement laws or regulations affecting the portfolio company’s operations, separate from any contractual rights it may have. A portfolio company also could be materially and adversely affected as a result of statutory or regulatory changes or judicial or administrative interpretations of existing laws and regulations that impose more comprehensive or stringent requirements on such company. Governments have considerable discretion in implementing regulations that could impact a portfolio company’s business, and because its business may provide basic, everyday services, and face limited competition, governments may be influenced by political considerations and may make decisions that adversely affect a portfolio company’s business. There can be no assurance that the relevant governmental entities will not legislate, impose regulations or change applicable laws or act contrary to the law in a way that would materially and adversely affect the business of our investments.

We may seek to acquire a significant stake in certain securities or instruments and may invest in certain sectors that are subject to special regulatory oversight. In such event, we may be required to file a notification with a governmental agency, seek regulatory approval or comply with other regulatory requirements. These requirements may result in a delay in, or prohibit, the acquisition of an investment. Compliance with regulatory requirements may result in additional costs to us. Such restrictions may also restrict or delay our ability to liquidate an investment.

Investment and trading risks

All investments risk the loss of capital. No guarantee or representation is made that our investment program will be successful. There is no assurance that we will be able to generate positive returns for our investors or that the returns will be commensurate with the risks of investing in companies, securities and instruments and strategies described herein. There can be no assurance that our returns will not be correlated with a traditional portfolio of stocks or bonds. Our investment program may utilize such investment techniques as leverage, limited diversification and forward contracts, which practices can, in certain circumstances, magnify the adverse impact of market moves to which we may be subject or cause our net assets to appreciate or depreciate at a greater rate. We may invest in highly volatile securities or markets, which could impair our profitability or result in losses.

Adverse developments affecting the financial services industry, such as actual events or concerns involving liquidity, defaults, or non-performance by financial institutions, could adversely affect our portfolio companies’ current and projected business, financial condition and results of operations and result in a decline in the valuation of our investments.

Actual events involving limited liquidity, defaults, non-performance or other adverse developments that affect financial institutions or other companies in the financial services industry or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, have in the past and may in the future lead to market-wide liquidity problems. For example, on March 10, 2023, Silicon Valley Bank (SVB) was closed by the California Department of Financial Protection and Innovation, which appointed the Federal Deposit Insurance Corporation (FDIC) as receiver. Similarly, on March 12, 2023, Signature Bank and Silvergate Capital Corp. were each swept into receivership. Although a statement by the Department of the Treasury, the Federal Reserve and the FDIC indicated that all depositors of SVB would have access to all of their money after only one business day of closure, including funds held in uninsured deposit accounts, borrowers under credit agreements, letters of credit and certain other financial instruments with SVB, Signature Bank or any other financial institution that is placed into receivership by the FDIC may be unable to access undrawn amounts thereunder. Although we are not a borrower or party to any such instruments with SVB, Signature Bank or any other financial institution currently in receivership, if any of our portfolio companies are parties to such instruments and are unable to access funds pursuant to such instruments or lending arrangements with such a financial institution, such portfolio companies’ business, financial condition and results of operations could be adversely affected, which could, in turn, result in a decline in the valuation of our investments.

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Risks Related to Investing in the Company

Difficulty of asset valuations or appraisals

We hold investments that are not listed on any stock exchange and/or which may be illiquid without a readily independent market valuation. We are required to fair value such investments and expect to conduct our own fair valuations consistent with valuation policies and procedures adopted by the Board. The Adviser also utilizes alternative valuation methods, such as engaging third-party valuation providers or pricing services, as it determines is necessary in order to fair value such investments. All valuation methods necessarily involve a level of subjectivity for which objective support is unavailable. If a third party is used to assist with asset valuations, we will ultimately be responsible for the valuation of such assets notwithstanding the assistance from an independent third party provider.

Indemnification

We have indemnification obligations. Such liabilities may be material and have an adverse effect on the returns to investors. Our indemnification obligations would be payable from our assets, and such indemnification obligations will survive the winding-up and dissolution of the Company.

Potential conflicts of interest

Instances may arise where the interests of the Adviser and its affiliates may potentially or actually conflict with our interests and the interests of our shareholders. The following discussion enumerates certain potential conflicts of interest that should be carefully evaluated before making an investment in our shares. The discussion below does not seek to exhaustively describe all potential conflicts of interest.

The Adviser’s team of investment professionals will have substantial responsibilities in connection with the management of other investment funds, accounts and investment vehicles. Certain members of the Adviser’s investment team serve, or may serve, as officers, directors, members, or principals of entities that operate in the same or a related line of business as we do, or of investment funds, accounts, or investment vehicles managed by the Adviser. Similarly, the principals of Destiny XYZ Inc., our sponsor, and their respective affiliates may have other funds with similar, different or competing investment objectives, and such funds may not all be affiliated. For example, Mr. Prasad co-founded S2 Capital, which has invested in early stage technology companies and, subject to the Adviser’s conflicts of interest procedures, we may seek to invest in the same companies. In serving in these multiple capacities, they may have obligations to other investors in those entities, the fulfillment of which may not be in the best interests of us or our shareholders. These activities also may distract them from sourcing or servicing new investment opportunities for us or slow our rate of investment. Any failure to manage our business and our future growth effectively could have a material adverse effect on our business, financial condition, results of operations and cash flows.

The principals of the Adviser, employees of Destiny XYZ Inc., and other funds sponsored by Destiny XYZ Inc., as passive investors in venture funds or other investment vehicles, may receive opportunities to invest in funds comprised of securities of late-stage private companies, that we may not have access to or which may not be appropriate for us to consider.

In addition, Mr. Prasad is a shareholder of Forge and SharesPost, preeminent private securities marketplaces, which we may utilize as a means to acquire equity and equity-related interests, subject to our best execution policy.

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Possession of Material Non-Public Information

The investment team of the Adviser may have access to material nonpublic information of portfolio companies in which we invest. In the event that we become subject to trading restrictions under the internal trading policies of those companies or as a result of applicable law or regulations, we could be prohibited for a period of time from purchasing or selling the securities of such companies, and this prohibition may have an adverse effect on our ability to achieve our investment objective.

Exemptive Relief

We may be prohibited under the 1940 Act from conducting certain transactions with our affiliates without the prior approval of our Directors who are not interested persons and, in some cases, the prior approval of the SEC. We may co-invest with our Adviser or our officers and directors in a manner consistent with guidance promulgated under the no-action position of the SEC set forth in Mass Mutual Life Ins. Co. (SEC No-Action Letter, June 7, 2000), on which similarly situated funds like us rely in order to co-invest in a single class of privately placed securities so long as certain conditions are met, including that our investment adviser or an affiliate, acting on our behalf and on behalf of other clients, negotiates no term other than price. The Adviser’s allocation policy will seek to ensure equitable allocation of investment opportunities between us and/or other funds managed by the Adviser or its affiliates over time.

Risks Related to Our Common Stock

Common stock of closed-end management investment companies have in the past frequently traded at discounts to their NAVs, and we cannot assure you that the market price of our shares will not decline below our NAV per share.

Common stock of closed-end management investment companies have in the past frequently traded at discounts to their respective NAVs and our common stock may also be discounted in the market. This characteristic of closed-end management investment companies is separate and distinct from the risk that our NAV per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our NAV per share. In addition, if our common stock trades below our NAV per share, we will generally not be able to sell additional common stock to the public at market price except (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the majority of our common stockholders, (3) upon the conversion of a convertible security in accordance with its terms or (4) under such circumstances as the SEC may permit.

Our common stock has traded at a premium to net asset value, however, we cannot assure that this will occur after any offering.

Our common stock has traded at a premium to net asset value, however, we cannot assure that this will occur after any offering or that the common stock will not trade at a discount in the future. Our issuance of additional common stock may have an adverse effect on prices in the secondary market for our common stock by increasing the number of shares of common stock available, which may create downward pressure on the market price for our common stock. Our issuance of additional common stock may have an adverse effect on prices in the secondary market for our common stock by increasing the number of shares of common stock available, which may create downward pressure on the market price for our common stock. It is not possible to predict whether the shares offered hereby will trade at, above, or below net asset value.

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If we issue preferred stock, the NAV and market value of our common stock will likely become more volatile.

We cannot assure you that the issuance of preferred stock would result in a higher yield or return to our stockholders. The issuance of preferred stock would likely cause the NAV and market value of our common stock to become more volatile. If the dividend rate on the preferred stock were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of our common stock would be reduced. If the dividend rate on the preferred stock were to exceed the net rate of return on our portfolio, the leverage would result in a lower rate of return to the holders of our common stock than if we had not issued preferred stock. Any decline in the NAV of our investments would be borne entirely by the holders of our common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in NAV to the holders of our common stock than if we were not leveraged through the issuance of preferred stock. This greater NAV decrease would also tend to cause a greater decline in the market price for our common stock. We might be in danger of failing to maintain the required asset coverage of the preferred stock or of losing our ratings, if any, on the preferred stock or, in an extreme case, our current investment income might not be sufficient to meet the dividend requirements on the preferred stock. In order to counteract such an event, we might need to liquidate investments in order to fund a redemption of some or all of the preferred stock. In addition, we would pay (and the holders of our common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, including higher advisory fees if our total return exceeds the dividend rate on the preferred stock.

Risks Related to Leverage

We may borrow money, which may magnify the potential for gain or loss and may increase the risk of investing in us.

As part of our business strategy, we may borrow from and issue senior debt securities to banks, insurance companies and other lenders or investors. Holders of these senior securities will have fixed-dollar claims on our assets that are superior to the claims of our shareholders. If the value of our assets decreases, leverage would cause our net asset value to decline more sharply than it otherwise would have if we did not employ leverage. Similarly, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock dividend payments.

Our ability to service any borrowings that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. Moreover, the Management Fee will be payable based on our average gross assets including assets purchased with borrowed amounts, if any, which may give our Adviser an incentive to use leverage to make additional investments. The amount of leverage that we employ will depend on our Adviser’s and our Board’s assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us, which could affect our return on capital.

In addition to having fixed-dollar claims on our assets that are superior to the claims of our common shareholders, obligations to lenders may be secured by a first priority security interest in our portfolio of investments and cash.

Regulations governing our operation as a registered closed-end management investment company affect our ability to raise additional capital and the way in which we do so. The raising of debt capital may expose us to risks, including the typical risks associated with leverage.

We may in the future issue debt securities or additional preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we are permitted, as a registered closed-end management investment company, to issue senior securities provided we meet certain asset coverage ratios (i.e., 300% for senior securities representing indebtedness and 200% in the case of the issuance of preferred stock under current law). If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Also, any amounts that we use to service our indebtedness would not be available for distributions to our stockholders. Furthermore, if we issue senior securities, we will be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred stock, such stock would rank “senior” to our shares of common stock, preferred stockholders would have separate voting rights on certain matters and have other rights, preferences and privileges more favorable than those of our stockholders, and we could be required to delay, defer or prevent a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest.

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We are not generally able to issue and sell our common stock at a price below the then current NAV per share (exclusive of any distributing commission or discount). We may, however, sell our common stock at a price below the then current NAV per share if the Board determines that such sale is in our best interests and a majority of our stockholders approves such sale. In addition, we may generally issue additional shares of common stock at a price below NAV in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances. If we raise additional funds by issuing more common stock, then the percentage ownership of our stockholders at that time will decrease, and you may experience dilution.

Risks Related to U.S. Federal Income Tax

We will be subject to U.S. federal income tax at corporate rates if we are unable to qualify and maintain our tax treatment as a RIC under Subchapter M of the Code

To maintain RIC tax treatment under the Code, we must meet the following minimum annual distribution, income source and asset diversification requirements. See “Certain U.S. Federal Income Tax Considerations.”

The Annual Distribution Requirement for a RIC will be satisfied if we timely distribute to our shareholders on an annual basis at least the sum of (i) 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess, if any, of realized net short term capital gains over realized net long term capital losses, and (ii) 90% of our net tax-exempt income for that taxable year. In addition, a RIC may, in certain cases, satisfy the 90% distribution requirement by distributing dividends relating to a taxable year after the close of such taxable year under the “spillback dividend” provisions of Subchapter M. We would be taxed, at U.S. federal corporate rates, on retained income and/or gains, including any short term capital gains or long term capital gains. Because we may use debt financing, we are subject to (i) an asset coverage ratio requirement under the 1940 Act and may, in the future, be subject to (ii) certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirements. If we are unable to obtain cash from other sources, or choose or are required to retain a portion of our taxable income or gains, we could (1) be required to pay excise taxes and (2) fail to qualify for RIC tax treatment, and thus become subject to U.S. federal income tax at corporate rates on our taxable income (including gains).

The income source requirement will be satisfied if we obtain at least 90% of our annual income from dividends, interest, payments with respect to securities loans, gains from the sale of stock or securities, net income from an interest in a qualified publicly traded partnership, or other income derived from the business of investing in stock or securities.

The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. Specifically, at least 50% of the value of our assets must consist of cash, cash equivalents (including receivables), U.S. government securities, securities of other RICs, and other acceptable securities if such securities or any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and no more than 25% of the value of our assets can be invested in (i) the securities, other than U.S. government securities or securities of other RICs, of one issuer, (ii) the securities, other than securities of other RICs, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses, or (iii) the securities of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. If we are unable to dispose of investments quickly enough to meet the asset diversification requirement at the end of a quarter or obtain cash from other sources in order to meet the annual distribution requirement, we may fail to qualify for special tax treatment accorded to RICs and, thus, be subject to U.S. federal income tax at corporate rates.

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If we fail to qualify for or maintain RIC tax treatment for any reason and are subject to U.S. federal income tax at corporate rates, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution, and the amount of our distributions.

We may invest in certain foreign debt and equity investments that could be subject to foreign taxes (such as income tax, withholding, and value added taxes).

A portion of our income and fees may not be qualifying income for purposes of the income source requirement

Some of the income and fees that we may recognize will not satisfy the qualifying income requirement applicable to RICs. In order to ensure that such income and fees do not disqualify us as a RIC for a failure to satisfy such requirement, we may be required to recognize such income and fees indirectly through one or more entities classified as corporations for U.S. federal income tax purposes. Such corporations will be required to pay U.S. corporate income tax on their earnings, which ultimately will reduce our return on such income and fees.

We cannot predict how tax reform legislation will affect us or our stockholders

Legislative or other actions relating to taxes could have a negative effect on us. The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Treasury Department. We cannot predict with certainty how any changes in the tax laws might affect us or our stockholders. New legislation and any U.S. Treasury regulations, administrative interpretations or court decisions interpreting such legislation could significantly and negatively affect us and our stockholders. Stockholders are urged to consult with their tax advisor regarding tax legislative, regulatory, or administrative developments and proposals.

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PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Market Information

Beginning March 26, 2024, our common stock is traded on the New York Stock Exchange (“NYSE”) under the symbol “DXYZ”. Shares of closed-end funds frequently trade at prices lower than their NAV. The possibility that our shares of common stock will trade at a discount from NAV per share or at premiums that are unsustainable over the long term are separate and distinct from the risk that our NAV per share will decrease. We cannot predict whether shares of our common stock will trade at, above or below NAV. In addition to NAV, the market price of shares of our common stock may be affected by such factors as our dividend stability and dividend levels, which are in turn affected by expenses, and market supply and demand. On June 21, 2024, the last reported closing price of our common stock on the NYSE was $12.60 per share, which represented a premium of approximately 249% to our NAV per share of $5.07 as of March 31, 2024.

The following table sets forth for the first quarter ended March 31, 2024 and the partial quarter ending June 30, 2024, the NAV per share of our common stock, the high and low closing sales prices of our common stock and such sales prices as a percentage of NAV per share.

				High	Low
				Sales Price	Sales Price
				Premium	Premium
				(Discount)	(Discount)
	Net Asset	Price Range		to Net Asset	to Net Asset
Class and Period	Value(1)	High	Low	Value(2)	Value(2)
Year ending December 31, 2024
First Quarter (March 26, 2024 – March 28, 2024)	5.07	$25.00	$9.00	*	*
Second Quarter (April 1, 2024 – June 21, 2024)	$ *	$99.79	$12.50	*	*

*	Not determinable at the time of filing.

(1)	NAV per share is generally determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.

(2)	Calculated as the respective high or low closing sales price less net asset value, divided by net asset value (in each case, as of the applicable quarter).

Distribution Policy

The timing and amount of our dividends, if any, will be determined by our Board. Any dividends to our shareholders will be declared out of assets legally available for distribution. We intend to focus on making capital gains-based investments from which we will derive primarily capital gains. As a consequence, we do not anticipate that we will pay distributions on a quarterly basis or become a predictable distributor of distributions, and we expect that our distributions, if any, will be much less consistent than the distributions of other registered investment companies that primarily make debt investments. The specific tax characteristics of our distributions will be reported to shareholders after the end of the calendar year. Future dividends, if any, will be determined by our Board.

To qualify as a RIC, we must timely distribute (or be treated as distributing) in each taxable year dividends of an amount equal to at least the sum of (i) 90% of our investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gains over net long-term capital losses, as well as other taxable income, excluding any net capital gains reduced by deductible expenses) and (ii) 90% of our net tax-exempt income for that taxable year. As a RIC, we generally will not be subject to U.S. federal income tax on our investment company taxable income and net capital gains that we distribute to shareholders. In addition, to avoid the imposition of a nondeductible 4% U.S. federal excise tax, we must distribute (or be treated as distributing) in each calendar year an amount at least equal to the sum of:

•	98% of our net ordinary income, excluding certain ordinary gains and losses, recognized during a calendar year;

•	98.2% of our capital gain net income, adjusted for certain ordinary gains and losses, recognized for the twelve-month period ending on October 31 of such calendar year; and

•	100% of any ordinary income and capital gain net income that we recognized in preceding years, but were not distributed in such years, and on which we paid no U.S. federal income tax.

We may incur in the future such excise tax on a portion of our income and gains. While we intend to distribute income and capital gains to minimize exposure to the 4% U.S. federal excise tax, we may not be able to, or may not choose to, distribute amounts sufficient to avoid the imposition of the tax entirely. In that event, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

Dividend Reinvestment Plan

We have adopted an “opt out” dividend reinvestment plan for our shareholders. See “Dividend Reinvestment Plan.”

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THE COMPANY’S INVESTMENTS

Investment Objective and Investment Strategy

We intend to invest in a portfolio of what we believe to be 100 of the top venture-backed private technology companies. Our investment objective is to maximize our portfolio’s total return, principally by seeking capital gains on our equity and equity-related investments. Under normal market conditions, we will invest at least 80% of our total assets in equity and equity-linked securities of companies principally engaged in the technology sector. Equity-linked securities mean any debt or equity securities that are convertible, exercisable or exchangeable for equity securities of the issuer, or that provide us with economic exposure to the equity securities of such issuer. We will invest principally in the equity and equity-linked securities of what we believe to be rapidly growing venture-capital-backed emerging companies, located primarily in the United States. We may also invest on an opportunistic basis in select U.S. publicly traded equity securities or certain non-U.S. companies that otherwise meet our investment criteria. There can be no assurance that our investment objectives will be achieved or that our investment program will be successful. Our investment objective may be changed by our Board of Directors without prior shareholder approval.

To achieve our investment objective, we will leverage the Adviser’s extensive network of relationships with other sophisticated institutions to source and evaluate investments.

We will seek to deploy capital primarily in the form of non-controlling equity and equity-related investments, including common stock, warrants, preferred stock and similar forms of senior equity, which may or may not be convertible into a portfolio company’s common equity, and convertible debt securities with a significant equity component. In addition, we may purchase units or shares of Private Funds to gain economic exposure to private companies in the technology sector. We will limit our investments in such Private Funds to no more than 15% of our net assets. Nevertheless, as of the date of this prospectus, we have not invested in any Private Funds, and will provide notice to investors 60 days before making any such investments.

To maximize our portfolio’s total return, we will take a structure-agnostic approach to investing and also will deploy capital into equity-related and equity-linked investments such as forward contracts for future delivery of stock, swaps or other synthetic equity agreements, and purchases of units or other ownership of limited liability companies, limited partnerships, or other special purpose vehicles that serve to provide us with financial exposure to the equity of a single issuer or portfolio company.

We intend to achieve our investment objective by adopting the following investment strategies:

•	Identify high quality growth companies. Based on our experience in analyzing technology trends and markets, we have identified growth-stage and mid-stage venture-backed companies as opportunities where we believe companies are capable of producing substantial growth.

We will further rely on our collective industry knowledge as well as an understanding of where leading venture capitalists and other institutional investors are investing. We will leverage a combination of our relationships throughout Silicon Valley and our independent research to identify companies that we believe are differentiated and best positioned for sustained growth. We will continue to expand our sourcing network in order to evaluate a wide range of investment opportunities in companies that demonstrate strong operating fundamentals. We will be targeting businesses that have been shown to provide scaled valuation growth before a potential IPO or strategic exit.

•	Acquire positions in targeted investments. We will seek to selectively add to our portfolio by sourcing investments at an acceptable price through our disciplined investing strategy. To this end, we will utilize multiple methods to acquire equity stakes in private companies that are not available to most individual investors.

•	Create access to a varied investment portfolio. We will seek to hold a varied portfolio of non-controlling equity investments, which we believe will minimize the impact on our portfolio of a negative downturn at any one specific company or industry. We believe that our relatively varied portfolio will provide a convenient means for accredited and non-accredited individual investors to obtain access to an asset class that has generally been limited to venture capital, private equity and similar large institutional investors.

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Direct equity investments. We will seek direct investments in private companies. There is a large market among emerging private companies for equity capital investments. Many of these companies, particularly within the technology sector, lack the necessary cash flows to sustain substantial amounts of debt, and therefore have viewed equity capital as a more attractive long-term financing tool. We will seek to be a source of such equity capital as a means of investing in these companies and look for opportunities to invest alongside other venture capital and private equity investors with whom we have established relationships.

Private secondary marketplaces and direct share purchases. We also will utilize private secondary marketplaces, such as Forge, SharesPost and CartaX, as a means to acquire equity and equity-related interests in privately held companies that meet our investment criteria. We believe that such markets offer new channels for access to equity investments in private companies and provide a potential source of liquidity should we decide to exit an investment. In addition, we also will purchase shares directly from stockholders, including current or former employees, of privately-held companies that meet our investment criteria. As certain companies grow and experience significant increased value while remaining private, employees and other stockholders may seek liquidity by selling shares directly to a third party or to a third party via a secondary marketplace. Sales of shares in private companies are typically restricted by contractual transfer restrictions and may be further restricted by provisions in company charter documents, investor rights of first refusal and co-sale and company employment and trading policies, which may impose strict limits on transfer. We believe that the reputation of our investment professionals within the industry and established history of investing affords us a favorable position to the extent we are required, pursuant to the underlying agreements with shareholders of a portfolio company, to seek approval from such portfolio company for a purchase of shares. See “Risks Associated with the Transaction Structures in which we Invest—Risks Associated with Forward Security Transactions”.

Some of our investments may be held through SPVs which are private investment vehicles formed to invest in a particular portfolio company. Investments in SPVs are common in the venture capital industry and are an efficient way to pool capital with other investors in order to invest in a single issuer. SPVs that we may invest in are not controlled by us and are not subsidiaries.

Investment Process

Concentrated Technology-related Focus

We believe that the world is in the midst of a revolution driven by technology. Technology’s impact today has extended into every sector, market, and geography. Thus, the opportunity for high-growth venture-backed technology companies extends across a broad spectrum. These broad markets have the potential to produce disruptive technologies, reach a large addressable market, and provide significant commercial opportunities. Thus, the Adviser will actively seek out promising investments across a diverse selection of new technology subsectors.

Investment Targeting and Screening

We will identify prospective portfolio companies by ranking venture-backed private technology companies worth approximately $750 million or more (“unicorns”) by market capitalization, then filtering and weighting by a set of growth and health metrics.

We will look at the following key growth and health metrics for prospective portfolio companies:

•	company must have recently raised over $50 million in capital from what we believe to be reputable U.S. institutional investors;

•	any outstanding preferred stock liquidation preference must be strong relative to market capitalization;

•	company’s financial structure must not overly complex (e.g. ratchets with significant penalties, heavy debt loads) that would create undue risk of impending financial distress;

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•	company’s corporate structure and governance must be transparent and comparable with standard corporate structures; and

•	company’s executive team must not have had relatively high turnover over the past 18 months.

We will further identify prospective portfolio companies through an extensive network of relationships developed by the Adviser. Investment opportunities that meet our key health criteria will be validated against the observed behavior of leading venture capitalists and institutional investors, as well as through our own internal and external research.

Based on our key growth and health criteria, we will identify a select set of companies that we evaluate in greater depth.

Research and Due Diligence Process

Once we identify those companies that we believe warrant more in-depth analysis, we will focus on evaluating potential portfolio companies across a spectrum of metrics that assess key indicators of each company’s health and growth among several other factors, which collectively characterize our proprietary investment process.

Indicators that will be used include the company’s total addressable market, market growth rate, recent financing rounds, company growth rate, competitive positioning, asset-light software and platform business models, network effects and economies of scale, any regulatory and legal concerns, as well as other indicators that may be strongly correlated with higher or lower valuations.

We also will look at indicators of company culture, including healthy diversity metrics, strong cultural health and employee reviews, and positive environmental, social, corporate governance impact.

As part of the due diligence process, we will also look at the transparency of financial disclosures, structure of contemplated transactions (including class of stock being purchased), recent and historical secondary market transaction pricing, and other investment-specific due diligence.

Each prospective portfolio company that will pass our initial due diligence review is given a qualitative ranking to allow us to evaluate it against others in our pipeline, and we will review and update these companies on a regular basis.

Our due diligence process will vary depending on whether we are investing through a private secondary transaction on a marketplace or by a direct equity investment. We will access information on our potential investments through a variety of sources, including information made available on secondary marketplaces, publications by private company research firms, industry publications, commissioned analysis by third-party research firms, and, to a limited extent, directly from the company or financial sponsor. We will utilize a combination of each of these sources to help us set a target price and valuation for the companies we ultimately select for investment.

Portfolio Construction and Sourcing

Upon completion of our research and due diligence process, we will select investments for inclusion in our portfolio based on their value proposition, addressable market, fundamentals and valuation. We will seek to create a relatively varied portfolio that we expect will include investments in companies representing a broad range of investment themes. We generally will choose to pursue specific investments based on the availability of shares and valuation expectations. We will utilize a combination of secondary marketplaces, direct purchases from stockholders and direct equity investments in order to make investments in our portfolio companies. Once we have established an initial position in a portfolio company, we may choose to increase our stake through subsequent purchases. Maintaining a balanced portfolio is a key to our success, and as a result we constantly will evaluate the composition of our investments and our pipeline to ensure we are exposed to a diverse set of companies within our target segments.

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Transaction Execution

We will enter into purchase agreements for substantially all of our private company portfolio investments. Private company securities are typically subject to contractual transfer limitations, which may, among other things, give the issuer, its assignees and/or its stockholders a particular period of time, often 30 days or more, in which to exercise a veto right, or a right of first refusal over, the sale of such securities. Accordingly, the purchase agreements that we enter into for secondary transactions typically will require the lapse or satisfaction of these rights as a condition to closing. Under these circumstances, we may be required to deposit the purchase price into escrow upon signing, with the funds released to the seller at closing or returned to us if the closing conditions are not met.

Risk Management and Monitoring

We will monitor the financial trends of each portfolio company to assess our exposure to individual companies as well as to evaluate overall portfolio quality. We will establish valuation targets at the portfolio level and for gross and net exposures with respect to specific companies and industries within our overall portfolio. In cases where we make a direct investment in a portfolio company, we may also obtain board positions, board observation rights and/or information rights from that portfolio company in connection with our equity investment.

Portfolio Contents and Techniques

Our portfolio will be composed principally of the following investments.

Equity Securities

We invest in equity securities, including common stocks, preferred stocks, convertible securities, warrants and depositary receipts. Common stock represents an equity ownership interest in a company. We may hold or have exposure to common stocks of issuers of any size, including small and medium capitalization stocks. Because we will ordinarily have exposure to common stocks, historical trends would indicate that our portfolio and investment returns will be subject at times, and over time, to higher levels of volatility and market and issuer-specific risk than if it invested exclusively in debt securities.

Some of our investments in equity securities may be held through SPVs, which are private investment vehicles designed to provide investors access to securities of private companies. SPVs are organized by managers unaffiliated with us and offer investors the opportunity to pool their collective capital to invest in a single private company’s securities. SPVs are generally organized as limited liability companies, and the investors are members of the limited liability company, and, for that reason, the rights of SPV investors are documented in the individual SPV’s operating agreement, subject to the terms of any side letters entered into between an SPV investor and the manager.

SPV offerings are private placements conducted pursuant to Regulation D under the Securities Act to a limited number of accredited investors. In connection with an investment in an SPV, we would be one of many investors and not privy to the identity of other investors. The underlying assets of an SPV are the securities of the single private company the SPV was formed to invest in, and, consequently, the value of an SPV investment generally equals the fair value of those underlying securities, after discounting to take into account any fees paid to the SPV. SPV investors typically pay fees to the SPV manager to cover necessary operating and offering-related costs; however, as a result of our Adviser’s relationships with a number of SPV sponsors, we have often been able to negotiate favorable fee terms in side letters, which, in some cases, entirely eliminates the fees that we would otherwise pay.

Restricted and Illiquid Investments

We may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. Liquidity of an investment relates to the ability to dispose easily of the investment and the price to be obtained upon disposition of the investment, which may be less than would be obtained for a comparable more liquid investment.

Illiquid investments may trade at a discount from comparable, more liquid investments. Illiquid investments are subject to legal or contractual restrictions on disposition or lack an established secondary trading market. Investment of our assets in illiquid investments may restrict our ability to dispose of our investments in a timely fashion and for a fair price as well as our ability to take advantage of market opportunities.

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Private Company Investments

At any given time we anticipate making significant investments in private companies that we may need to hold for several years or longer. We expect certain of such investments to be in “late-stage private securities,” which are securities of private companies that have demonstrated sustainable business operations and generally have a well-known product or service with a strong market presence. Late-stage private companies have generally had large cash flows from their core business operations and are expanding into new markets with their products or services. Late-stage private companies may also be referred to as “pre-IPO companies.” We may invest in equity securities or debt securities, including debt securities issued with warrants to purchase equity securities or that are convertible into equity securities, of private companies. We may enter into private company investments identified by the Adviser or may co-invest in private company investment opportunities owned or identified by other third party investors, such as private equity firms, with which neither we nor the Adviser is affiliated.

Preferred Equity

We may invest in preferred securities. There are two basic types of preferred securities. The first type, sometimes referred to as traditional preferred securities, consists of preferred stock issued by an entity taxable as a corporation. The second type, sometimes referred to as trust preferred securities, are usually issued by a trust or limited partnership and represent preferred interests in deeply subordinated debt instruments issued by the corporation for whose benefit the trust or partnership was established.

Traditional Preferred Securities. Traditional preferred securities generally pay fixed or adjustable rate dividends to investors and generally have a “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case all accumulated dividends must be paid before any dividend on the common stock can be paid. However, some traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred stock held by us determine not to pay dividends on such stock, the amount of dividends we pay may be adversely affected. There is no assurance that dividends or distributions on the preferred securities in which we invest will be declared or otherwise made payable.

Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates or the “Dividends Received Deduction.” Because the claim on an issuer’s earnings represented by preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, our holdings, if any, of higher rate-paying fixed rate preferred securities may be reduced and we may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Trust Preferred Securities. Trust preferred securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred security characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Trust preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the deferral period is five years or more. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Trust preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

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Warrants

Warrants are instruments issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Warrants normally have a short life span to expiration. The purchase of warrants involves the risk that we could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrants’ expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Private Investment Companies

Investments in private investment companies are subject to additional risks beyond the securities held by such funds. For example, no market for the interests in a Private Fund exists or is expected to develop, and it may be difficult or impossible to transfer the interests in such Private Fund, even in an emergency. In addition, we will not have the right to withdraw or transfer any amount of our investment in a Private Fund without the prior consent of its manager, which consent may be withheld for any or no reason. As a result, we may need to hold the Private Fund interest indefinitely.

A Private Fund may also not provide audited financials to us. In the absence of audited financials, we will not have an independent third party verifying financial reports. We will have no right or power to take part in the management of a Private Fund. Accordingly, we will have no opportunity to control the day-to-day operations, including investment and disposition decisions, of the underlying Private Fund. We will not receive the detailed financial information issued by the portfolio company that may be available to the manager of the fund. Accordingly, in purchasing a Private Fund interest, we entrust all aspects of the management of the Private Fund to its manager.

In addition, the manager of a Private Fund may make decisions, which result in a loss for the Private Fund. There can be no assurance that a Private Fund’s manager will make decisions that improve the Private Fund’s performance or lead to a profitable outcome for us.

Each Private Fund will be subject to a variety of litigation risks. In the event of a dispute arising from any activities relating to the operation of the Private Fund, it is possible that the Private Fund, its manager, the Private Fund’s members, and persons associated or affiliated with such parties may be named as defendants. Under most circumstances, the Private Fund will indemnify its manager and their personnel against any costs they incur in connection with such disputes. Beyond direct costs, such disputes may adversely affect a Private Fund in a variety of ways, including by distracting the manager and harming relationships between the Private Fund and its portfolio company or other investors in the portfolio company.

A Private Fund’s assets, including any investments made by the Private Fund and the portfolio companies held by the Private Fund, are available to satisfy all liabilities and other obligations of the Private Fund. If the Private Fund becomes subject to a liability, parties seeking to have the liability satisfied may have recourse to the Private Fund’s assets generally and will not be limited to any particular assets, such as the asset representing the investment giving rise to the liability. Accordingly, we could find our interest in the Private Fund’s assets adversely affected by a liability arising out of an investment of the Private Fund.

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We will limit our investments in such Private Funds to no more than 15% of our net assets. Nevertheless, as of the date of this prospectus, we have not invested in any Private Funds, and will provide notice to investors 60 days before making any such investments.

Forward contracts

We may invest in “forward contracts” that involve shareholders (each a “counterparty”) of a potential portfolio company, whereby such counterparties promise future delivery of equity securities upon transferability or other removal of restrictions. These may involve counterparty promises of future performances, including among other things transferring shares to us in the future, paying costs and fees associated with maintaining and transferring the shares, not transferring or encumbering their shares, and participating in further acts required of shareholders by the counterparty and their agreement with us. Should counterparties breach their agreement inadvertently, by operation of law, intentionally, or fraudulently, it could affect our performance. Our ability and right to enforce transfer and payment obligations, and other obligations, against counterparties could be limited by acts of fraud or breach on the part of counterparties, operation of law, or actions of third parties. Measures we take to mitigate these risks, including powers of attorney, specific performance and damages provisions, any insurance policy, and legal enforcement steps, may prove ineffective, unenforceable, or economically impractical to enact.

In cases where we purchase a forward contract through a secondary marketplace, we may have no direct relationship with, or right to contact, enforce rights against, or obtain personal information or contact information concerning a counterparty. In such cases, we will not be direct beneficiaries of the portfolio company’s securities or related instruments. Instead, we would rely on a third party to collect, settle, and enforce its rights with respect to the portfolio company’s securities. There is no guarantee that said party will be successful or effective in doing so.

In cases where we purchase a forward contract, because each underlying portfolio company may not have necessarily approved or endorsed the transaction, it offers no warranties or other promises as to the validity or value thereof, and no promise that it will agree with, approve, or facilitate transfer of shares to us.

In cases where we purchase a forward contract, in the event of a public offering, sale, or other corporate event affecting a portfolio company, it could be complicated, uncertain, and require further legal review, negotiation, and other acts for us to work with brokers, transfer agents, and representatives of the portfolio company, its potential acquirer, and other parties.

Swaps

Swaps are a type of derivative. Swap agreements involve the risk that the party with which we have entered into the swap will default on its obligation to pay us and the risk that we will not be able to meet our obligations to pay the other party to the agreement. In order to seek to hedge the value of our portfolio, to hedge against increases in our cost associated with interest payments on any outstanding borrowings or to seek to increase our return, we may enter into swaps, including interest rate swap, total return swap (sometimes referred to as a “contract for difference”) and/or credit default swap transactions. In interest rate swap transactions, there is a risk that yields will move in the direction opposite of the direction anticipated by us, which would cause us to make payments to our counterparty in the transaction that could adversely affect our performance. In addition to the risks applicable to swaps generally (including counterparty risk, high volatility, illiquidity risk and credit risk), credit default swap transactions involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Historically, swap transactions have been individually negotiated non-standardized transactions entered into in OTC markets and have not been subject to the same type of government regulation as exchange-traded instruments. However, since the global financial crisis, the OTC derivatives markets have become subject to comprehensive statutes and regulations. In particular, in the United States, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), signed into law by President Obama on July 21, 2010, requires that certain derivatives with U.S. persons must be executed on a regulated market and a substantial portion of OTC derivatives must be submitted for clearing to regulated clearinghouses. As a result, swap transactions entered into by us may become subject to various requirements applicable to swaps under the Dodd-Frank Act, including clearing, exchange-execution, reporting and recordkeeping requirements, which may make it more difficult and costly for us to enter into swap transactions, and may also render certain strategies in which we might otherwise engage impossible or so costly that they will no longer be economical to implement. Furthermore, the number of counterparties that may be willing to enter into swap transactions with us may also be limited if the swap transactions with us are subject to the swap regulation under the Dodd-Frank Act.

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Credit default and total return swap agreements may effectively add leverage to our portfolio because, in addition to our portfolio, we would be subject to investment exposure on the notional amount of the swap. Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to us thereunder. We are not required to enter into swap transactions for hedging purposes or to enhance income or gain and may choose not to do so. In addition, the swaps market is subject to a changing regulatory environment. It is possible that regulatory or other developments in the swaps market could adversely affect our ability to successfully use swaps.

We rely on the "limited derivatives user" exception in Rule 18f-4 under the 1940 Act to enter into derivatives transactions, such as forward contracts and swaps, and certain other transactions, notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. To maintain our qualification as a limited derivatives user, our “derivatives exposure” is limited to 10% of our net assets subject to exclusions for certain currency or interest rate hedging transactions (as calculated in accordance with Rule 18f-4). If we fail to maintain our qualification as a “limited derivatives user” as defined in Rule 18f-4 and seek to enter into derivatives transactions, we will be required to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding our derivatives positions.

Convertible Securities

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

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MANAGEMENT

We are managed by the Adviser. The Adviser is registered with the SEC as an investment adviser under the Advisers Act. Subject to the overall supervision of our Board, the Adviser manages our day-to-day operations, and provides investment advisory and management services to us. The Adviser or its affiliates may engage in certain origination activities, including sourcing investment opportunities, conducting research, performing diligence on potential investments, structuring our investments, and monitoring our portfolio companies on an ongoing basis through a team of investment professionals.

Portfolio Managers

The management of our investment portfolio is the responsibility of the Adviser and the Investment Committee. We consider the members of the Investment Committee to be our portfolio managers. The Investment Committee is currently comprised of Sohail Prasad and Christine Healey. The Investment Team, under the Investment Committee’s supervision, sources investment opportunities, conducts research, performs due diligence on potential investments, structures our investments and will monitor our portfolio companies on an ongoing basis. The Investment Committee meets regularly to consider investment opportunities, direct its strategic initiatives and supervise the actions taken by the Adviser on our behalf. In addition, the Investment Committee reviews and determines whether to make prospective investments and monitors the performance of our investment portfolio. Each investment opportunity requires the unanimous approval of the members of the Investment Committee. Follow-on investments in existing portfolio companies may require the Investment Committee’s approval beyond that obtained when the initial investment in the portfolio company was made. In addition, temporary investments, such as those in cash equivalents, U. S. government securities and other high quality debt investments that mature in one year or less, may require approval by the Investment Committee. The Investment Committee’s members may change from time to time as designated by the Adviser.

None of the Adviser’s investment professionals receive any direct compensation from us in connection with the management of our portfolio. Certain members of the Investment Committee, through their financial interests in the Adviser, are entitled to a portion of the profits earned by the Adviser, which includes any fees payable to the Adviser under the terms of the Investment Advisory Agreement, less expenses incurred by the Adviser in performing its services under the Investment Advisory Agreement.

Our portfolio managers who are primarily responsible for the day-to-day management of our portfolio are as follows:

Sohail Prasad. Mr. Prasad is our Chairman of the Board and Chief Executive Officer and is Founder, Chairman, & Chief Executive Officer of Destiny XYZ Inc. Prior to founding Destiny, Mr. Prasad founded and served as Co-CEO of Forge (NYSE:FRGE), a global private securities marketplace building trading, custody, and data infrastructure to meet the needs of high-growth unicorn companies, employees, and investors. In March 2022, Forge became the first dedicated trading platform for private shares to become a public company. As an eighteen-year-old, Mr. Prasad was among the youngest founders to go through Y Combinator, a start-up accelerator, and was later named a Thiel Fellow by the Thiel Foundation. Over the years, Mr. Prasad has advised and invested in over 200 startups, including as seed investor in notable startups such as Rippling, Rappi, Notion, Retool, Vise, Mercury, and Superhuman. He continues to invest in early stage technology companies through S2 Capital and serves as its Founding Partner. Prior to founding Forge, Mr. Prasad held roles in product management at Zynga, as an early engineer at mobile advertising firm Chartboost, and various other roles at Google and the MIT Media Lab. Mr. Prasad attended Carnegie Mellon University where he studied Electrical & Computer Engineering before dropping out.

Christine Healey. Ms. Healey is Head of Private Markets of the Adviser and is a member of our Investment Committee. She has extensive multifunctional experience in pre-IPO investments, having previously worked at Forge for more than three years. Christine worked at Forge in San Francisco and Hong Kong in roles across Business Development & Marketplace, Operations and APAC Expansion. Before Forge, Ms. Healey worked in Investment Banking at Jefferies and Credit Suisse, spending time in New York and San Francisco across Technology & Energy verticals. Ms. Healey is a University of Chicago alumnus.

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Our Adviser

The Adviser serves as our investment adviser pursuant to the Investment Advisory Agreement between us and the Adviser. The Adviser is registered with the SEC as an investment adviser under the Advisers Act.. The Adviser has no operating history as a registered investment adviser. Subject to the overall supervision of the Board, the Adviser manages our day-to-day operations, and provides investment advisory and management services to us.

The Adviser and its affiliates may in the future provide management or investment advisory services to entities that have overlapping objectives with us. The Adviser and its affiliates may face conflicts in the allocation of investment opportunities to us and others. In order to address these conflicts, the Adviser intends to put in place an investment allocation policy that addresses the allocation of investment opportunities as well as co-investment restrictions under the 1940 Act. As a registered investment company, we are subject to certain regulatory restrictions in co-investing with individuals or entities with which we may be restricted from doing so under the 1940 Act unless we obtain an exemptive order from the SEC. We may co-invest with our Adviser or our officers and directors in a manner consistent with guidance promulgated under the no-action position of the SEC set forth in Mass Mutual Life Ins. Co. (SEC No-Action Letter, June 7, 2000), on which similarly situated funds like us rely in order to co-invest in a single class of privately placed securities so long as certain conditions are met, including that our investment adviser or an affiliate, acting on our behalf and on behalf of other clients, negotiates no term other than price. The Adviser’s allocation policy will seek to ensure equitable allocation of investment opportunities between us and/or other funds managed by the Adviser or its affiliates over time.

The Adviser’s address is 1401 Lavaca Street, #144, Austin, TX 78701.

Investment Advisory Agreement

The description below of the Investment Advisory Agreement is only a summary and is not necessarily complete. The description set forth below is qualified in its entirety by reference to the Investment Advisory Agreement.

Under the terms of the Investment Advisory Agreement, the Adviser is responsible for the following:

•	managing our assets in accordance with our investment objective, policies and restrictions;

•	determining the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	making investment decisions for us, including negotiating the terms of investments in, and dispositions of, portfolio securities and other instruments on its behalf;

•	monitoring our investments;

•	performing due diligence on prospective portfolio companies;

•	exercising voting rights in respect of portfolio securities and other investments for us;

•	serving on, and exercising observer rights for, boards of directors and similar committees of our portfolio companies; and

•	providing us with such other investment advisory and related services as we may, from time to time, reasonably require for the investment of capital.

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The Adviser’s services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

Term

The Investment Advisory Agreement was initially approved by the Board on April 29, 2022 for a term of two years and subsequently renewed for an additional 12-month period on April 4, 2024, effective April 29, 2024. Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect from year-to-year if approved annually by a majority of the Board or by the holders of a majority of our outstanding voting securities and, in each case, a majority of the independent directors.

The Investment Advisory Agreement will automatically terminate within the meaning of the 1940 Act and related SEC guidance and interpretations in the event of its assignment. In accordance with the 1940 Act, without payment of penalty, we may terminate the Investment Advisory Agreement with the Adviser upon 60 days’ written notice. The decision to terminate the agreement may be made by a majority of the Board or the shareholders holding a Majority of the Outstanding Shares of our common stock. In addition, without payment of penalty, the Adviser may generally terminate the Investment Advisory Agreement upon 60 days’ written notice.

A discussion regarding the basis for the renewal of the Investment Advisory Agreement by the Board will be included in the Company’s semi-annual report to stockholders for the period ending June 30, 2024.

Removal of Adviser

The Adviser may be removed by the Board or by the affirmative vote of a majority of the outstanding shares.

Compensation of the Adviser

Under the Investment Advisory Agreement, prior to the listing of our shares of common stock on the NYSE, that occurred on March 26, 2024, the Adviser was entitled to a Management Fee equal to 2.00% per annum, payable monthly, calculated based on the value of the invested capital. Following the listing of our shares of common stock on NYSE, we will pay the Adviser a Management Fee, payable quarterly, in an amount equal to 2.50% of our average gross assets, at the end of the two most recently completed calendar quarters. For purposes of the Investment Advisory Agreement, the term “gross assets” includes assets purchased with borrowed amounts.

Limitations of Liability and Indemnification

The Adviser and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Adviser, including without limitation its sole member, are not liable to us for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under the Investment Advisory Agreement or otherwise as our investment adviser (except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services).

We will indemnify the Adviser and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Adviser, including without limitation its general partner or managing member (collectively, the “Indemnified Parties”) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of us or our security holders) arising out of or otherwise based upon the performance of any of the Adviser’s duties or obligations under the Investment Advisory Agreement or otherwise as our investment adviser. However, the Indemnified Parties shall not be entitled to indemnification in respect of, any liability to us or our shareholders to which the Indemnified Parties would otherwise be subject by reason of criminal conduct, willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties or by reason of the reckless disregard of the Adviser’s duties and obligations under the Investment Advisory Agreement.

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Payment of Our Expenses under the Investment Advisory Agreement

Except as specifically provided below, we anticipate that all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory and management services to us, and the base compensation, bonus and benefits, and the routine overhead expenses, of such personnel allocable to such services, will be provided and paid for by the Adviser. We incurred all organization and offering expenses in connection with our private offering of SAFEs. We will reimburse an affiliate of the Adviser for organizational and offering costs borne on our behalf. We bear all other costs and expenses of our operations, administration and transactions, including, but not limited to (i) investment advisory fees, including Management Fees, to the Adviser, pursuant to the Investment Advisory Agreement; (ii) our allocable portion of overhead and other expenses incurred by the Adviser or its affiliates in performing its administrative obligations under the Investment Advisory Agreement, and (iii) all other expenses of our operations and transactions including, without limitation, those relating to:

•	all expenses incurred in connection with our operations, including the purchase, holding, sale or proposed sale of any of our investments (including legal and accounting fees) unless paid for by the company which is the subject of the investment;

•	the cost of calculating our net asset value, including the cost of any third-party valuation services;

•	costs and fees relating to the preparation of our financial and tax reports, portfolio valuations and tax returns;

•	the costs of prosecuting or defending any legal action for or against us or our affiliates;

•	all costs related to our indemnification of the Adviser and our officers and any affiliates of the Adviser;

•	the costs of any litigation, director and officer liability or other insurance and indemnification or extraordinary expense or liability relating to our affairs;

•	all unreimbursed out-of-pocket costs relating to investment transactions that are not consummated, including legal, accounting and consulting fees, and all extraordinary professional fees incurred in connection with our business or management;

•	all expenses associated with our liquidation;

•	any taxes, fees or other governmental charges levied against us and all expenses incurred in connection with any tax audit, investigation, settlement or review of us;

•	fees paid to consultants, custodians, outside counsel, accountants, agents, investment bankers and other similar outside advisors;

•	calculating our net asset value (including the cost and expenses of any independent valuation firm);

•	expenses, including travel, entertainment, lodging and meal expenses, incurred by members of our Investment Team, or payable to third parties, in evaluating, developing, negotiating, structuring and performing due diligence on prospective portfolio companies, including such expenses related to potential investments that were not consummated, and, if necessary, enforcing our rights;

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•	any and all fees, costs and expenses incurred in connection with the incurrence of leverage and indebtedness of the Company, including borrowings, dollar rolls, reverse purchase agreements, credit facilities, securitizations, margin financing and derivatives and swaps, and including any principal or interest on our borrowings and indebtedness (including, without limitation, any fees, costs, and expenses incurred in obtaining lines of credit, loan commitments, and letters of credit for our account and in making, carrying, funding and/or otherwise resolving investment guarantees);

•	offerings, sales, and repurchases of our common stock and other securities;

•	fees and expenses payable under any underwriting, dealer manager or placement agent agreements, if any;

•	Management Fees under the investment advisory agreement, by and between the Company and the Adviser;

•	any applicable administrative agent fees or loan arranging fees incurred with respect to our portfolio investments;

•	any and all fees, costs and expenses incurred in implementing or maintaining third-party or proprietary software tools, programs or other technology for our benefit (including, without limitation, any and all fees, costs and expenses of any investment, books and records, portfolio compliance and reporting systems, general ledger or portfolio accounting systems and similar systems and services, including, without limitation, consultant, software licensing, data management and recovery services fees and expenses);

•	costs incurred in connection with investor relations, board of directors relations, and with preparing for and effectuating a listing of our securities on any securities exchange;

•	transfer agent, dividend agent and custodial fees and expenses;

•	federal and state registration fees;

•	U.S. federal, state and local taxes;

•	fees and expenses of the independent directors, including reasonable travel, entertainment, lodging and meal expenses, and any legal counsel or other advisors retained by, or at the discretion or for the benefit of, the Independent Directors;

•	costs of preparing and filing reports or other documents required by the SEC or other regulators, and all fees, costs and expenses related to compliance-related matters (such as developing and implementing specific policies and procedures in order to comply with certain regulatory requirements) and regulatory filings related to our activities and/or other regulatory filings, notices or disclosures of the Adviser and its affiliates relating to our activities;

•	costs of any reports, proxy statements or other notices to shareholders, including printing costs;

•	fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums;

•	direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors, tax preparers and outside legal costs;

•	proxy voting expenses;

•	all expenses relating to payments of dividends or interest or distributions in cash or any other form made or caused to be made by the Board to or on account of holders of our securities, including in connection with any dividend reinvestment plan or direct stock purchase plan;

•	costs incurred in connection with the formation or maintenance of entities or vehicles to hold our assets for tax or other purposes;

•	allocable fees and expenses associated with marketing efforts on our behalf;

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•	all fees, costs and expenses of any litigation involving us or our portfolio companies and the amount of any judgments or settlements paid in connection therewith, directors and officers, liability or other insurance (including costs of title insurance) and indemnification (including advancement of any fees, costs or expenses to persons entitled to indemnification) or extraordinary expense or liability relating to our affairs;

•	any government or regulatory filings, returns or reports, including fees and expenses for annual reports and foreign qualification certificates; and

•	all other expenses incurred by us or the Adviser or its affiliates in connection with administering our business.

License Agreement

We entered into a license agreement (the “License Agreement”) with the Adviser, pursuant to which we were granted a non-exclusive license to use the name “Destiny.” Under the License Agreement, we will have a right to use the Destiny name for so long as the Adviser or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the “Destiny” name or logo.

Administrator

U.S. Bancorp Fund Services, LLC doing business as U.S. Bancorp Global Fund Services, LLC (the “Administrator”) serves as our administrator. Pursuant to the Fund Administration Servicing Agreement and the Fund Accounting Servicing Agreement, the Administrator maintains our general ledger and is responsible for calculating the NAV of our shares, and generally for managing our other administrative affairs. We pay the Administrator an administrative fee, computed and payable monthly at an annual rate based on our aggregate monthly total assets.

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DETERMINATION OF NET ASSET VALUE

The NAV of our shares of common stock will be computed based upon the value of our portfolio securities and other assets on a quarterly basis. We calculate NAV per share by subtracting our liabilities (including accrued expenses, dividends payable and any borrowings) from our total assets (the value of the securities we hold plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of shares of our common stock outstanding.

Valuation of our securities is as follows:

Equity Investments. Equity securities traded on a recognized securities exchange (e.g., NYSE), separate trading boards of a securities exchange or through a market system that provides contemporaneous transaction pricing information (an “Exchange”) are valued via independent pricing services generally at an Exchange closing price or if an Exchange closing price is not available, the last traded price on that Exchange prior to the time as of which the assets or liabilities are valued; however, under certain circumstances other means of determining current market value may be used. If an equity security is traded on more than one Exchange, the current market value of the security where it is primarily traded generally will be used. In the event that there are no sales involving an equity security held by us on a day on which we value such security, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such security. If we hold both long and short positions in the same security, the last bid price will be applied to securities held long and the last ask price will be applied to securities sold short. If no bid or ask price is available on a day on which we value such security, the prior day’s price will be used, unless the Adviser determines that such prior day’s price no longer reflects the fair value of the security, in which case such asset would be treated as a fair value asset.

Fixed-Income Investments. Fixed-income securities for which market quotations are readily available are generally valued using such securities’ current market value. We value fixed-income portfolio securities and non-exchange traded derivatives using the last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by our approved independent third-party pricing services, each in accordance with valuation procedures approved by the Board. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and other factors and assumptions. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but we may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Adviser determines such method does not represent fair value. Loan participation notes are generally valued at the mean of the last available bid prices from one or more brokers or dealers as obtained from independent third-party pricing services. Certain fixed-income investments including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche.

Options, Futures, Swaps and Other Derivatives. Exchange-traded equity options for which market quotations are readily available are valued at the mean of the last bid and ask prices as quoted on an Exchange or the board of trade on which such options are traded. In the event that there is no mean price available for an exchange traded equity option held by us on a day on which we value such option, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such option. If no bid or ask price is available on a day on which we value such option, the prior day’s price will be used, unless the Adviser determines that such prior day’s price no longer reflects the fair value of the option in which case such option will be treated as a fair value asset. OTC derivatives may be valued using a mathematical model, which may incorporate a number of market data factors. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price or settle price as of the close of such exchanges. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the valuation procedures approved by the Board.

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Investments for which market quotations are readily available are typically valued at the bid price of those market quotations. To validate market quotations, we will utilize a number of factors to determine if the quotations are representative of fair value, including the source and number of the quotations. Securities that are publicly-traded are generally valued at the close price on the valuation date; however, if they remain subject to lock-up restrictions, they are discounted accordingly. Securities that are not publicly-traded or whose market quotations are not readily available are valued at fair value as determined in good faith by the Board, based on, among other things, the input of the Adviser, the Audit Committee and independent third-party valuation firm(s) engaged at the direction of the Board.

In determining the market value of portfolio investments, we may employ independent third party pricing services, which may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on our books at their face value. The price we could receive upon the sale of any particular portfolio investment may differ from our valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by us, and we could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Our ability to value our investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Prices obtained from independent third party pricing services, broker-dealers or market makers to value our securities and other assets and liabilities are based on information available at the time we value our assets and liabilities. In the event that a pricing service quotation is revised or updated subsequent to the day on which we valued such security, the revised pricing service quotation generally will be applied prospectively. Such determination shall be made considering pertinent facts and circumstances surrounding such revision.

In the event that application of the methods of valuation discussed above result in a price for a security which is deemed not to be representative of the fair market value of such security, the security will be valued by, under the direction of or in accordance with a method specified by the Board as reflecting fair value. All other assets and liabilities (including securities for which market quotations are not readily available) held by us (including restricted securities) are valued at fair value as determined in good faith by the Board or by the Adviser (its delegate). Any assets and liabilities that are denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange.

Certain of the securities that we acquire may be traded on foreign exchanges or OTC markets on days on which our NAV is not calculated and our shares are not traded. In such cases, the NAV of our shares may be significantly affected on days when investors can neither purchase nor sell our shares.

Fair Value. When market quotations are not readily available or are believed by the Adviser to be unreliable, our investments are valued at fair value (“Fair Value Assets”) in accordance with ASC 820 and Rule 2a-5 under the 1940 Act. Fair Value Assets are valued by the Adviser in accordance with procedures approved by the Board. The Adviser may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its complete lack of trading, if the Adviser believes a market quotation from a broker-dealer or other source is unreliable (e.g., where it varies significantly from a recent trade, or no longer reflects the fair value of the security or other asset or liability subsequent to the most recent market quotation), where the security or other asset or liability is only thinly traded or due to the occurrence of a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if the Adviser determines, in its business judgment prior to or at the time of pricing our assets or liabilities, that it is likely that the event will cause a material change to the last exchange closing price or closing market price of one or more assets or liabilities held by us. On any date the NYSE is open and the primary exchange on which a foreign asset or liability is traded is closed, such asset or liability will be valued using the prior day’s price, provided that the Adviser is not aware of any significant event or other information that would cause such price to no longer reflect the fair value of the asset or liability, in which case such asset or liability would be treated as a Fair Value Asset. The fair value of forward contracts are based, in part, on recently observed transactions in the issuer's securities, adjusted for a number of factors, which may include credit risk of the underlying issuer, the share ratio and fees associated with the SPV, if any. For certain foreign securities, a third-party vendor supplies evaluated, systematic fair value pricing based upon the movement of a proprietary multi-factor model after the relevant foreign markets have closed. This systematic fair value pricing methodology is designed to correlate the prices of foreign securities following the close of the local markets to the price that might have prevailed as of our pricing time.

Fair value represents a good faith approximation of the value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining our NAV. As a result, our sale or repurchase of our shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Our annual audited financial statements, which are prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”), follow the requirements for valuation set forth in Financial Accounting Standards Board Accounting Standards Codification Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”), which defines and establishes a framework for measuring fair value under US GAAP and expands financial statement disclosure requirements relating to fair value measurements.

Generally, ASC 820 and other accounting rules applicable to investment companies and various assets in which they invest are evolving. Such changes may adversely affect us. For example, the evolution of rules governing the determination of the fair market value of assets or liabilities to the extent such rules become more stringent would tend to increase the cost and/or reduce the availability of third-party determinations of fair market value.

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DIVIDEND REINVESTMENT PLAN

Unless the registered owner of our shares of common stock elects to receive cash by contacting U.S. Bancorp Fund Services, LLC, d/b/a US Bank Global Fund Services (the “Plan Administrator”), all dividends, capital gain distributions and returns of capital, if any, declared on our shares will be automatically reinvested by the Plan Administrator for stockholders in the Company’s Dividend Reinvestment Plan (the “Plan”), in additional shares of common stock. Stockholders who elect not to participate in the Plan will receive all dividends and other distributions payable in cash directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by providing notice in writing to the Plan Administrator at least 5 days prior to the dividend/distribution record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

Whenever we declare a dividend payable either in shares or cash, non-participants in the Plan will receive cash and participants in the Plan will receive a number of our shares of common stock, determined in accordance with the following provisions. The shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of our common stock (“Newly Issued Common Shares”) or (ii) by purchase of outstanding shares of our common stock on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any dividend, the market price per share plus estimated brokerage trading fees is equal to or greater than the NAV per share (such condition is referred to here as “market premium”), the Plan Administrator shall receive Newly Issued Common Shares, including fractions of shares from the Company for each Plan participant’s account. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV per share on the date of issuance; provided that, if the NAV per share is less than or equal to 95% of the current market value on the date of issuance, the dollar amount of the dividend will be divided by 95% of the market price per share on the date of issuance for purposes of determining the number of shares issuable under the Plan. If, on the payment date for any dividend, the NAV per share is greater than the market value plus estimated brokerage trading fees (such condition being referred to here as a “market discount”), the Plan Administrator will seek to invest the dividend amount in our shares of common stock acquired on behalf of the Plan participants in Open-Market Purchases.

In the event of a market discount on the payment date for any dividend, the Plan Administrator will have until the last business day before the next date on which our shares trade on an “ex-dividend” basis or in no event more than 30 days after the record date for such dividend, whichever is sooner (the “Last Purchase Date”), to invest the dividend amount in our shares of common stock acquired in Open-Market Purchases. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per share exceeds the NAV per share, the average per share purchase price paid by the Plan Administrator may exceed the NAV of the shares, resulting in the acquisition of fewer shares than if the dividend had been paid in Newly Issued Common Shares on the dividend payment date. The Plan provides that if the Plan Administrator is unable to invest the full dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may instead receive the Newly Issued Common Shares from the Company for each participant’s account, in respect of the uninvested portion of the dividend, at the NAV per share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per share, the dollar amount of the dividend will be divided by 95% of the market price on the date of issuance for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all registered stockholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Shares of our common stock in the account of each Plan participant will be held by the Plan Administrator in non-certificated form in the name of the Plan participant, and each stockholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of our shares of common stock owned by a beneficial owner but registered with the Plan Administrator in the name of a nominee, such as a bank, a broker or other financial intermediary (each, a “Nominee”), the Plan Administrator will administer the Plan on the basis of the number of our shares certified from time to time by the Nominee as participating in the Plan. The Plan Administrator will not take instructions or elections from a beneficial owner whose shares are registered with the Plan Administrator in the name of a Nominee. If a beneficial owner’s shares are held through a Nominee and are not registered with the Plan Administrator as participating in the Plan, neither the beneficial owner nor the Nominee will be participants in or have distributions reinvested under the Plan with respect to those shares. If a beneficial owner of our shares of common stock held in the name of a Nominee wishes to participate in the Plan, and the Stockholder’s Nominee is unable or unwilling to become a registered stockholder and a Plan participant with respect to those shares on the beneficial owner’s behalf, the beneficial owner may request that the Nominee arrange to have all or a portion of his or her shares registered with the Plan Administrator in the beneficial owner’s name so that the beneficial owner may be enrolled as a participant in the Plan with respect to those shares. Please contact your Nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Administrator in the name of one Nominee may not be able to transfer the shares to another firm or Nominee and continue to participate in the Plan.

There will be no brokerage charges with respect to our shares of common stock issued directly by us as a result of dividends payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage trading fees incurred in connection with Open-Market Purchases. The automatic reinvestment of dividends will not relieve Plan participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. For additional discussion regarding the tax implications of participation in the Plan, see “Certain U.S. Federal Income Tax Considerations.” Participants that request a sale of our shares of common stock through the Plan Administrator are subject to brokerage commissions.

The Company reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Company reserves the right to amend the Plan to include a service charge payable by the participants by written notice provided directly or in the next report to stockholders.

All correspondence, questions, or requests for additional information concerning the Plan should be directed to the Plan Administrator by calling toll-free (855) 862-6092 or by writing to U.S. Bancorp Fund Services, LLC at P.O. Box 701, Milwaukee, WI 53201. Be sure to include your name, address, daytime phone number, Social Security or tax I.D. number and a reference to Destiny Tech100 Inc. on all correspondence.

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CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of certain U.S. federal income tax considerations applicable to us and to an investment in our common stock. This discussion does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, this discussion does not describe tax consequences that we have assumed to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including persons who hold our common stock as part of a straddle or a hedging, integrated or constructive sale transaction, persons subject to the alternative minimum tax, tax-exempt organizations, insurance companies, brokers or dealers in securities, pension plans and trusts, persons whose functional currency is not the U.S. dollar, U.S. expatriates, regulated investment companies, real estate investment trusts, personal holding companies, persons who acquire an interest in the Company in connection with the performance of services, persons required to accelerate the recognition of any item of gross income as a result of such income being taken into account on an applicable financial statement, and financial institutions. Such persons should consult with their own tax advisers as to the U.S. federal income tax consequences of an investment in our common stock, which may differ substantially from those described herein. This discussion assumes that shareholders hold our common stock as capital assets (within the meaning of the Code).

The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this Registration Statement and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service (“IRS”) regarding any matter discussed herein. Prospective investors should be aware that, although we intend to adopt positions we believe are in accord with current interpretations of the U.S. federal income tax laws, the IRS may not agree with the tax positions taken by us and that, if challenged by the IRS, our tax positions might not be sustained by the courts. This summary does not discuss any aspects of U.S. estate, alternative minimum, or gift tax or foreign, state or local tax. It also does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

For purposes of this discussion, a “U.S. Shareholder” generally is a beneficial owner of our common stock that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•	a corporation (or other entity treated as a corporation) organized in or under the laws of the United States, any state thereof, or the District of Columbia;

•	a trust that (i) is subject to the primary supervision of a court within the U.S. and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (ii) has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. Shareholder” is a beneficial owner of our common stock that is neither a U.S. Shareholder nor a partnership for U.S. tax purposes.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. Any partner of a partnership holding our common stock should consult its tax advisers with respect to the purchase, ownership and disposition of such shares.

In addition, we intend to take the position that transfers by Destiny XYZ Inc. of our shares to a limited number of individuals for no consideration constitutes taxable income to the recipient for U.S. federal income tax purposes. A shareholder receiving such shares should consult his, her or its tax advisor with respect to the receipt of such shares.

Tax matters are very complicated and the tax consequences to an investor of an investment in our common stock will depend on the facts of his, her or its particular situation.

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Taxation as a Regulated Investment Company

We have elected to be treated, and intend to qualify each year, as a RIC beginning with our taxable year ended December 31, 2023. As a RIC, we generally will not be subject to U.S. federal income tax on any ordinary income or capital gains that we timely distribute to our shareholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain RIC tax benefits, we must timely distribute to our shareholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).

If we:

•	qualify as a RIC; and

•	satisfy the Annual Distribution Requirement,

then we will not be subject to U.S. federal income tax on the portion of our income and capital gains that we timely distribute (or are deemed to distribute) to our shareholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our shareholders.

We will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (i) 98% of our net ordinary income for each calendar year, (ii) 98.2% of the amount by which our capital gains exceed our capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 in that calendar year and (iii) any ordinary income and net capital gain income that we recognized in preceding years, but were not distributed during such years, and on which we paid no corporate-level U.S. federal income tax (the “Excise Tax Avoidance Requirement”). While we intend to distribute any income and capital gains in order to avoid imposition of this 4% U.S. federal excise tax, we may not be successful in avoiding entirely the imposition of this tax. In that case, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities or foreign currencies, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

•	no more than 25% of the value of our assets is invested in the (i) securities, other than U.S. government securities or securities of other RICs, of one issuer, (ii) securities, other than securities of other RICs, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) securities of one or more “qualified publicly traded partnerships” (the “Diversification Tests”).

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as PIK interest and deferred loan origination fees that are paid after origination of the loan. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our shareholders in order to satisfy the Annual Distribution Requirement, even though we will not have received the corresponding cash amount.

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Although we do not presently expect to do so, we are authorized to borrow funds, to sell assets and to make taxable distributions of our stock and debt securities in order to satisfy distribution requirements. Our ability to dispose of assets to meet our distribution requirements may be limited by (i) the illiquid nature of our portfolio and/or (ii) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous. If we are unable to obtain cash from other sources to satisfy the Annual Distribution Requirement, we may fail to qualify for tax treatment as a RIC and become subject to U.S. federal income tax at corporate rates.

Under the 1940 Act, we are not permitted to make distributions to our shareholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. If we are prohibited from making distributions, we may fail to qualify for tax treatment as a RIC and become subject to tax as an ordinary corporation.

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause us to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of securities is deemed to occur; (vi) adversely alter the characterization of certain complex financial transactions; and (vii) produce income that will not be qualifying income for purposes of the 90% Income Test described above. We will monitor our transactions and may make certain tax decisions in order to mitigate the potential adverse effect of these provisions.

A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus the excess of net short-term capital gains over net long-term capital losses). If our expenses in a given year exceed investment company taxable income, we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. Due to these limits on the deductibility of expenses, we may, for tax purposes, have aggregate taxable income for several years that we are required to distribute and that is taxable to our shareholders even if such income is greater than the aggregate net income we actually earned during those years. Such required distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, a shareholder may receive a larger capital gain distribution than it would have received in the absence of such transactions.

Investment income received from sources within foreign countries, or capital gains earned by investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty can be as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle us to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of our assets to be invested within various countries is not now known. We do not anticipate being eligible for the special election that allows a RIC to treat foreign income taxes paid by such RIC as paid by its shareholders.

If we purchase shares in a “passive foreign investment company,” or PFIC, we may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from such distributions or gains. This additional tax and interest may apply even if we make a distribution in an amount equal to any “excess distribution” or gain from the disposition of such shares as a taxable dividend by us to our shareholders. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, or QEF, in lieu of the foregoing requirements, we will be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to us. Alternatively, we can elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Under either election, we may be required to recognize in a year income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% U.S. federal excise tax. We intend to limit and/or manage our holdings in PFICs to minimize our liability for any taxes and related interest charges.

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If we hold more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation (“CFC”), we may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to our pro rata share of the corporation's income for the tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such year. This deemed distribution is required to be included in the income of a U.S. Shareholder (as defined below) of a CFC. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power of all classes of shares of a corporation or 10% or more of the total value of shares of all classes of shares of such corporation. If we are treated as receiving a deemed distribution from a CFC, we will be required to include such distribution in our investment company taxable income regardless of whether we receive any actual distributions from such CFC, and we must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement.

Income inclusions from a QEF or CFC will be “good income” for purposes of the 90% Income Test provided that they are derived in connection with our business of investing in stocks and securities or the QEF or the CFC distributes such income to us in the same taxable year to which the income is included in our income.

Foreign exchange gains and losses realized by us in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to our shareholders. Any such transactions that are not directly related to our investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which a RIC must derive at least 90% of its annual gross income.

In accordance with certain applicable Treasury regulations and guidance published by the IRS, a RIC may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each shareholder may elect to receive his or her entire distribution in either cash or stock of the RIC, subject to a limitation that the aggregate amount of cash to be distributed to all shareholders must be at least 20% of the aggregate declared distribution. If too many shareholders elect to receive cash, the cash available for distribution must be allocated among shareholders electing to receive cash (with the balance of the distribution paid in stock). In no event will any shareholder, electing to receive cash, receive less than the lesser of (a) the portion of the distribution such shareholder elected to receive in cash, or (b) an amount equal to his or her entire distribution times the percentage limitation on cash available for distribution. If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock. We have no current intention of paying dividends in shares of our stock in accordance with these Treasury regulations or published guidance.

Failure to Continue to Qualify as a RIC

If we fail to continue to qualify for treatment as a RIC, and certain amelioration provisions are not applicable, we would be subject to U.S. federal tax on all of our taxable income (including our net capital gains) at corporate rates. We would not be able to deduct distributions to our shareholders, nor would they be required to be made. Distributions, including distributions of net long-term capital gain, would generally be taxable to our shareholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, our corporate shareholders would be eligible to claim a dividend received deduction with respect to such dividend; our non-corporate shareholders would generally be able to treat such dividends as “qualified dividend income,” which is subject to reduced rates of U.S. federal income tax. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder’s adjusted tax basis, and any remaining distributions would be treated as a capital gain. In order to requalify as a RIC, in addition to the other requirements discussed above, we would be required to distribute all of our previously undistributed earnings attributable to the period we failed to qualify as a RIC by the end of the first year that we intend to requalify as a RIC. If we fail to requalify as a RIC for a period greater than two taxable years, we may be subject to regular corporate tax on any net built-in gains with respect to certain of our assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that we elect to recognize on requalification or when recognized over the next five years.

The remainder of this discussion assumes that we qualify for RIC tax treatment for each taxable year.

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Taxation of U.S. Shareholders

Distributions by us generally are taxable to U.S. Shareholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. Shareholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares of our common stock. To the extent such distributions paid by us to our shareholders taxed at individual rates are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) may be eligible for a current maximum tax rate of 20%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 20% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which are generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. Shareholder as long-term capital gains that are currently taxable at a maximum rate of 20% in the case of our shareholders taxed at individual rates, regardless of the U.S. Shareholder’s holding period for his, her or its shares of our common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. Shareholder’s adjusted tax basis in such shareholder’s shares of our common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. Shareholder.

We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. Shareholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. Shareholder, and the U.S. Shareholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. If the amount of tax that a U.S. Shareholder is treated as having paid exceeds the tax such shareholder owes on the capital gain distribution, such excess generally may be refunded or claimed as a credit against the U.S. Shareholder’s other U.S. federal income tax obligations. The amount of the deemed distribution net of such tax will be added to the U.S. Shareholder’s adjusted tax basis for his, her or its shares of our common stock. In order to utilize the deemed distribution approach, we must provide written notice to our shareholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a deemed distribution.

For purposes of determining (i) whether the Annual Distribution Requirement is satisfied for any year and (ii) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. Shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to our shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. Shareholders on December 31 of the year in which the dividend was declared.

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With respect to the reinvestment of dividends, if a U.S. Shareholder owns shares of our common stock registered in its own name, the U.S. Shareholder will have all cash distributions automatically reinvested in additional shares of our common stock unless the U.S. Shareholder opts out of the reinvestment of dividends by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. Any distributions reinvested will nevertheless remain taxable to the U.S. Shareholder. The U.S. Shareholder will have an adjusted tax basis in the additional shares of our common stock purchased through the reinvestment equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. Shareholder’s account.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution. However, the shareholder will be taxed on the distribution as described above, despite the fact that, economically, it may represent a return of his, her or its investment.

A U.S. Shareholder generally will recognize taxable gain or loss if the U.S. Shareholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such U.S. Shareholder’s adjusted tax basis in our common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. Shareholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short -term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, U.S. Shareholders taxed at individual rates currently are subject to a maximum U.S. federal income tax rate of 20% on their recognized net capital gain (i.e., the excess of recognized net long-term capital gains over recognized net short-term capital losses, subject to certain adjustments), including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by such U.S. Shareholders. In addition, individuals with modified adjusted gross incomes in excess of $200,000 ($250,000 in the case of married individuals filing jointly and $125,000 in the case of married individuals filing separately) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes gross income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses), reduced by certain deductions allocable to such income. Corporate U.S. Shareholders currently are subject to U.S. federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income. Non-corporate U.S. Shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year. Any net capital losses of a non-corporate U.S. Shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U. S. Shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

Under applicable Treasury regulations, if a U.S. Shareholder recognizes a loss with respect to shares of $2 million or more for a non-corporate U.S. Shareholder or $10 million or more for a corporate U.S. Shareholder in any single taxable year (or a greater loss over a combination of years), the U.S. Shareholder must file with the IRS a disclosure statement on Form 8886. Direct U.S. Shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, U.S. Shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to U.S. Shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. U.S. Shareholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

We (or the applicable withholding agent) will send to each of our U.S. Shareholders, as promptly as possible after the end of each calendar year, a notice reporting the amounts includible in such U.S. Shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the 20% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. Shareholder’s particular situation.

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We may be required to withhold U.S. federal income tax (“backup withholding”) from all distributions to certain U.S. Shareholders (i) who fail to furnish us with a correct taxpayer identification number or a certificate that such shareholder is exempt from backup withholding or (ii) with respect to whom the IRS notifies us that such shareholder furnished an incorrect taxpayer identification number or failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number generally is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. Shareholder’s federal income tax liability, provided that proper information is provided to the IRS.

U.S. Shareholders that hold their common stock through foreign accounts or intermediaries will be subject to U.S. withholding tax at a rate of 30% on dividends if certain disclosure requirements related to U.S. accounts are not satisfied.

A U.S. Shareholder that is a tax-exempt organization for U.S. federal income tax purposes and therefore generally exempt from U.S. federal income taxation may nevertheless be subject to taxation to the extent that it is considered to derive unrelated business taxable income (“UBTI”).

The direct conduct by a tax-exempt U.S. Shareholder of the activities we propose to conduct could give rise to UBTI. However, a RIC is a corporation for U.S. federal income tax purposes and its business activities generally will not be attributed to its shareholders for purposes of determining their treatment under current law. Therefore, a tax-exempt U.S. Shareholder generally should not be subject to U.S. taxation solely as a result of the shareholder’s ownership of our common stock and receipt of dividends with respect to such common stock. Moreover, under current law, if we incur indebtedness, such indebtedness will not be attributed to a tax-exempt U.S. Shareholder. Therefore, a tax-exempt U.S. Shareholder should not be treated as earning income from “debt-financed property” and dividends we pay should not be treated as “unrelated debt-financed income” solely as a result of indebtedness that we incur. Legislation has been introduced in Congress in the past, and may be introduced again in the future, which would change the treatment of “blocker” investment vehicles interposed between tax-exempt investors and non-qualifying investments if enacted. In the event that any such proposals were to be adopted and applied to RICs, the treatment of dividends payable to tax-exempt investors could be adversely affected. In addition, special rules would apply if we were to invest in certain real estate mortgage investment conduits or taxable mortgage pools, which we do not currently plan to do, that could result in a tax-exempt U.S. Shareholder recognizing income that would be treated as UBTI.

Taxation of Non-U.S. Shareholders

The following discussion only applies to certain Non-U.S. Shareholders. Whether an investment in the shares is appropriate for a Non-U.S. Shareholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. Shareholder may have adverse tax consequences. Non-U.S. Shareholders should consult their tax advisers before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. Shareholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. No withholding is required with respect to certain distributions if (i) the distributions are properly reported as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. No assurance can be provided as to whether any of our distributions will be reported as eligible for this exemption. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. Shareholder, we will not be required to withhold federal tax if the Non-U.S. Shareholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. Shareholder that is a foreign trust, and to a foreign partnership and such entities are urged to consult their own tax advisers.)

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Actual or deemed distributions of our net capital gains to a Non-U.S. Shareholder, and gains realized by a Non-U.S. Shareholder upon the sale of our common stock, will generally not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U. S. Shareholder.

Under our reinvestment of dividends policy, if a Non-U.S. Shareholder owns shares of our common stock registered in its own name, the Non-U.S. Shareholder will have all cash distributions automatically reinvested in additional shares of our common stock unless the Non-U.S. Shareholder opts out of the reinvestment of dividends by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. If the distribution is a distribution of our investment company taxable income, is not reported by us as a short-term capital gains dividend or interest-related dividend and it is not effectively connected with a U.S. trade or business of the Non-U.S. Shareholder (or, if required by an applicable income tax treaty, is not attributable to a U.S. permanent establishment of the Non-U.S. Shareholder), the amount distributed (to the extent of our current or accumulated earnings and profits) will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in our common stock. The Non-U.S. Shareholder will have an adjusted tax basis in the additional shares of common stock purchased through the reinvestment equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the Non-U.S. Shareholder’s account.

The tax consequences to Non-U.S. Shareholders entitled to claim the benefits of an applicable tax treaty or that are individuals that are present in the U.S. for 183 days or more during a taxable year may be different from those described herein. Non-U.S. Shareholders are urged to consult their tax advisers with respect to the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. Shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the shareholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. Shareholder must obtain a U.S. taxpayer identification number and file a refund claim even if the Non-U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. Shareholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be advisable for a Non-U.S. Shareholder.

We must generally report to our Non-U. S. Shareholders and the IRS the amount of dividends paid during each calendar year and the amount of any tax withheld. Information reporting requirements may apply even if no withholding was required because the distributions were effectively connected with the Non-U.S. Shareholder’s conduct of a United States trade or business or withholding was reduced or eliminated by an applicable income tax treaty. This information also may be made available under a specific treaty or agreement with the tax authorities in the country in which the Non-U.S. Shareholder resides or is established. Under U.S. federal income tax law, interest, dividends and other reportable payments may, under certain circumstances, be subject to “backup withholding” at the then applicable rate (currently 24%). Backup withholding, however, generally will not apply to distributions to a Non-U.S. Shareholder of our common stock, provided the Non-U.S. Shareholder furnishes to us the required certification as to its non-U.S. status, such as by providing a valid IRS Form W-8BEN, IRS Form W-8BEN-E, or IRS Form W-8ECI, or certain other requirements are met. Backup withholding is not an additional tax but can be credited against a Non-U.S. Shareholder’s federal income tax, and may be refunded to the extent it results in an overpayment of tax and the appropriate information is timely supplied to the IRS.

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by certain specified U.S. persons (or held by foreign entities that have certain specified U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the United States to collect and share such information and are in compliance with the terms of such IGA and any related laws or regulations implementing such IGA. The types of income subject to the tax include U.S. source interest and dividends. While the Code would also require withholding on payments of the gross proceeds from the sale of any property that could produce U.S. source interest or dividends, the U.S. Treasury Department has indicated its intent to eliminate this requirement in subsequent proposed regulations, which state that taxpayers may rely on the proposed regulations until final regulations on issued. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and certain transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on certain payments to certain foreign entities that are not FFIs unless the foreign entity certifies that it does not have a greater than 10% that is a specified U.S. person owner or provides the withholding agent with identifying information on each greater than 10% owner that is a specified U.S. person. Depending on the status of a Non-U.S. Shareholder and the status of the intermediaries through which they hold their shares, Non-U.S. Shareholders could be subject to this 30% withholding tax with respect to distributions on their shares. Under certain circumstances, a Non-U.S. Shareholder might be eligible for refunds or credits of such taxes.

Non-U.S. Shareholders should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

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PLAN OF DISTRIBUTION

We may offer, from time to time, up to $1,000,000,000 of our common stock in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts or a combination of these methods.

An at-the-market offering refers to any method permitted by law deemed to be an “at-the-market” offering as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), including, without limitation, sales made (i) directly on the NYSE, (ii) on any other existing trading market for our common stock, or (iii) in block trades (large trades by institutional investors that would be impractical or disruptive to the trading market if made through buy orders) through or to a market maker or an electronic communications network. Sales agents in an at-the-market offering will use their “best efforts” to sell securities but will not be required to sell any specific number or dollar amount of shares of common stock. In an at-the-market offering, the Company will submit placement notices to the sales agents regarding the amount of shares and the prices at which the sales agents are permitted to make sales.

We may sell securities directly or through agents we designate from time to time. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds, if any, we will receive from the sale; any overallotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the securities offered by such prospectus supplement.

The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices; provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the NAV per share of our common stock at the time of the offering except (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the majority of our common stockholders, or (3) under such circumstances as the SEC may permit. The price at which securities may be distributed may represent a discount from prevailing market prices. Sales made at prices related to the prevailing market price refers to sales made at prices that are similar to, but not equal to, the then-current market price. The reference to “negotiated transactions” or sales made at “negotiated prices” reflects the ability to sell shares directly to one or more purchasers or sell shares through a financial intermediary at prices that do not equal the closing price on the NYSE but are agreed to by the purchaser(s), the Company and the financial intermediary, if applicable.

In connection with the sale of the securities, underwriters or agents may receive compensation from us or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Our common stockholders will indirectly bear such fees and expenses as well as any other fees and expenses incurred by us in connection with any sale of securities. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum aggregate commission or discount to be received by any member of the Financial Industry Regulatory Authority or independent broker-dealer will not be greater than 8% of the gross proceeds of the sale of securities offered pursuant to this prospectus and any applicable prospectus supplement. We may also reimburse the underwriter or agent for certain fees and legal expenses incurred by it.

Any underwriter may engage in overallotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Overallotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the overallotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

Any underwriters that are qualified market makers on the NYSE may engage in passive market making transactions in our common stock on NYSE in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the applicable prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of shares of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

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DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law (the “MGCL”) and on our Articles of Amendment and Restatement (the “Charter”) and our Second Amended and Restated Bylaws (“Bylaws”). This summary may not contain all of the information that is important to you, and we refer you to our Charter and Bylaws for a more detailed description of the provisions summarized below.

General

Under the terms of our Charter, our authorized capital stock consists of 500,000,000 shares of common stock, par value $0.00001 per share, and no shares of preferred stock, par value $0.00001 per share. There are no outstanding options or warrants to purchase our stock. Under Maryland law, our shareholders generally are not personally liable for our debts or obligations. Under our Charter, the Board is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of the shares of stock without obtaining shareholder approval. As permitted by the MGCL, our Charter provides that the Board, without any action by our shareholders, may amend the Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

The following presents our outstanding classes of securities as of June 21, 2024:

Title of Class	Amount Authorized	Amount Held by Us or for Our Account	Amount Outstanding Exclusive of Amount Held by Us or for Our Account
Common Stock	500,000,000	—	10,879,905

Common Stock

All shares of our common stock will have equal rights as to earnings, assets, voting, and distributions and other distributions and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by the Board and declared by us out of funds legally available therefor. The shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of shareholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock possess exclusive voting power.

Preferred Stock

Our charter authorizes our Board to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be borne by our existing common stockholders. Prior to issuance of shares of each class or series, our Board is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, our Board could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our gross assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. However, we do not currently have any plans to issue preferred stock.

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Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our Charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our Bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. Our Bylaws also provide that, to the maximum extent permitted by Maryland law, with the approval of the Board and provided that certain conditions described in our Bylaws are met, we may pay certain expenses incurred by any such indemnified person in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of such indemnified person to repay amounts we have so paid if it is ultimately determined that indemnification of such expenses is not authorized under our Bylaws. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which our Charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either, case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

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Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that our present or former directors or officers have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request our present or former directors or officers to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

Certain Provisions of the MGCL and Our Charter and Bylaws; Anti-Takeover Measures

The MGCL and our Charter and Bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with the Board. These measures may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our shareholders. These provisions could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over us. Such attempts could have the effect of increasing our expenses and disrupting our normal operations. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms. Our Board has considered these provisions and has determined that the provisions are in the best interests of us and our shareholders generally.

Classified Board of Directors

The Board is divided into three classes of directors serving staggered three-year terms. Directors of each class are elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors is elected by the shareholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board will help to ensure the continuity and stability of our management and policies.

Election of Directors

Our Bylaws provide that, subject to the special rights of the holders of any class or series of preferred stock to elect directors, each director is elected by a plurality of the votes cast with respect to such director’s election. There is no cumulative voting in the election of directors. Pursuant to our Charter, the Board may amend the Bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our Charter provides that the number of directors will be set by the Board in accordance with our Bylaws. Our Bylaws provide that a majority of our entire Board may at any time increase or decrease the number of directors, provided however, that the number of directors may never be less than one nor more than nine. Our Bylaws provide that, except as may be provided by the Board in setting the terms of any class or series of preferred stock, any and all vacancies on the Board may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the class in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our Charter provides that a director may be removed only for cause, as defined in our Charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

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Action by Shareholders

Under the MGCL, shareholder action can be taken only at an annual or special meeting of shareholders or by unanimous written consent in lieu of a meeting (unless the charter provides for shareholder action by less than unanimous written consent, which our Charter does not). These provisions, combined with the requirements of our Bylaws regarding the calling of a shareholder-requested special meeting of shareholders discussed below, may have the effect of delaying consideration of a shareholder proposal indefinitely.

Advance Notice Provisions for Shareholder Nominations and Shareholder Proposals

Our Bylaws provide that with respect to an annual meeting of shareholders, nominations of persons for election to the Board and the proposal of business to be considered by shareholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board or (3) by a shareholder who is entitled to vote at the meeting, who has complied with the advance notice procedures of our Bylaws and who is a shareholder of record at the time of the annual meeting and at the time of giving notice pursuant to the advance notice procedures of our Bylaws. With respect to special meetings of shareholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board or (3) provided that the Board has determined that directors will be elected at the meeting, by a shareholder who is entitled to vote at the meeting, who has complied with the advance notice provisions of the Bylaws and who is a shareholder of record at the time of the special meeting and at the time of giving notice pursuant to the advance notice procedures of our Bylaws.

The purpose of requiring shareholders to give us advance notice of nominations and other business is to afford the Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by the Board, to inform shareholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of shareholders. Although our Bylaws do not give the Board any power to disapprove shareholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of shareholder proposals if proper procedures are not followed and of discouraging or deterring a third-party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our shareholders.

Calling of Special Meetings of Shareholders

Our Bylaws provide that special meetings of shareholders may be called by the Board and certain of our officers. Additionally, our Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the shareholders requesting the meeting, a special meeting of shareholders will be called by the secretary of the corporation upon the written request of shareholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our Charter generally provides for approval of charter amendments and extraordinary transactions by the shareholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our Charter also provides that certain charter amendments, any proposal for our conversion, whether by charter amendment, merger or otherwise, from a closed-end company to an open-end company and any proposal for our liquidation or dissolution requires the approval of the shareholders entitled to cast at least 80% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by a majority or more of our continuing directors (in addition to approval by the Board), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our Charter as (1) our current directors, (2) those directors whose nomination for election by the shareholders or whose election by the directors to fill vacancies is approved by a majority of our current directors then on the Board or (3) any successor directors whose nomination for election by the shareholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office.

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Our Charter and Bylaws provide that the Board will have the exclusive power to adopt, alter, amend or repeal any provision of our Bylaws and to make new Bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Maryland Control Share Acquisition Act discussed below, as permitted by the MGCL, our Charter provides that shareholders will not be entitled to exercise appraisal rights unless a majority of the Board determines such rights apply.

Control Share Acquisitions

The MGCL provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter (the “Control Share Acquisition Act”). Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite shareholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained shareholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of shareholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any shareholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in our Bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of shareholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a shareholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other shareholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. We intend to amend our bylaws to be subject to the Control Share Acquisition Act upon our Board’s determination that it would be in our best interests, including in light of the Board’s fiduciary obligations, applicable federal and state laws, and the particular facts and circumstances surrounding the Board’s decision.

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Business Combinations

Under Maryland law, “business combinations” between a corporation and an interested shareholder or an affiliate of an interested shareholder are prohibited for five years after the most recent date on which the interested shareholder becomes an interested shareholder (the “Business Combination Act”). These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested shareholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or

•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested shareholder under this statute if the board of directors approved in advance the transaction by which the shareholder otherwise would have become an interested shareholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the corporation and an interested shareholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested shareholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested shareholder.

These super-majority vote requirements do not apply if the corporation’s common shareholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested shareholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested shareholder becomes an interested shareholder. The Board has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution may be altered or repealed in whole or in part at any time. However, the Board will adopt resolutions so as to make us subject to the provisions of the Business Combination Act only if the Board determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Business Combination Act does not conflict with the 1940 Act. If this resolution is repealed, or the Board does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with the 1940 Act

If and to the extent that any provision of the MGCL, including the Control Share Acquisition Act (if we amend our Bylaws to be subject to such Act) and the Business Combination Act, or any provision of our Charter or Bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

Exclusive Forum

Our Charter requires that, unless we consent in writing to the selection of an alternative forum, the Circuit Court for Baltimore City (or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, Northern Division) shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company (ii) any action asserting a claim of breach of any standard of conduct or legal duty owed by any of the Company’s director, officer or other agent to the Company or to its stockholders, (iii) any action asserting a claim arising pursuant to any provision of the MGCL or the Charter or the Bylaws (as either may be amended from time to time), or (iv) any action asserting a claim governed by the internal affairs doctrine. This exclusive forum selection provision in our Charter does not apply to claims arising under the federal securities laws, including the Securities Act and the Exchange Act.

There is uncertainty as to whether a court would enforce such a provision, and investors cannot waive compliance with the federal securities laws and the rules and regulations thereunder. In addition, this provision may increase costs for stockholders in bringing a claim against us or our directors, officers or other agents. Any investor purchasing or otherwise acquiring our shares is deemed to have notice of and consented to the foregoing provision.

The exclusive forum selection provision in our Charter may limit our stockholders’ ability to obtain a favorable judicial forum for disputes with us or our directors, officers or other agents, which may discourage lawsuits against us and such persons. It is also possible that, notwithstanding such exclusive forum selection provision, a court could rule that such provision is inapplicable or unenforceable.

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REGULATION AS A CLOSED-END MANAGEMENT INVESTMENT COMPANY

General

As a registered closed-end management investment company, we are subject to regulation under the 1940 Act. Under the 1940 Act, unless authorized by vote of a majority of our outstanding voting securities, we may not:

•	change our classification to an open-end management investment company;

•	alter any of our fundamental policies, which are set forth below in “— Investment Restrictions”; or

•	change the nature of our business so as to cease to be an investment company.

A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company.

As with other companies regulated by the 1940 Act, a registered closed-end management investment company must adhere to certain substantive regulatory requirements. A majority of our directors must be persons who are not “interested persons” of us, as that term is defined in the 1940 Act. We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the closed-end management investment company. Furthermore, as a registered closed-end management investment company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates absent exemptive relief or other prior approval by the SEC.

We will generally not be able to issue and sell shares of our common stock at a price below the then current NAV per share (exclusive of any distributing commission or discount). We may, however, sell shares of our common stock at a price below the then current NAV per share if our board of directors determines that such sale is in our best interests and the best interests of our stockholders, and the holders of a majority of the shares of our common stock, approves such sale. In addition, we may generally issue new shares of our common stock at a price below NAV in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.

Investment Restrictions

Our investment objective and our investment policies and strategies described in this prospectus, except for the seven investment restrictions designated as fundamental policies under this caption, are not fundamental and may be changed by the Board without stockholder approval.

As referred to above, the following seven investment restrictions are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of our outstanding voting securities:

1.	We may not borrow money, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction;

2.	We may not engage in the business of underwriting securities issued by others, except to the extent that we may be deemed to be an underwriter in connection with the disposition of portfolio securities;

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3.	We may not purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices, currency or other financial instruments;

4.	We may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that we reserve freedom of action to hold and to sell real estate acquired as a result of our ownership of securities;

5.	We may not make loans, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction;

6.	We may not issue senior securities, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, the SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction; and

7.	We may not concentrate our investments in a particular industry, as that term is used in the Investment Company Act, except that we will concentrate our investments in companies operating in one or more industries within the technology group of industries.

The latter part of certain of our fundamental investment restrictions (i.e., the references to “except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, the SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction”) provides us with flexibility to change our limitations in connection with changes in applicable law, rules, regulations or exemptive relief. The language used in these restrictions provides the necessary flexibility to allow our Board to respond efficiently to these kinds of developments without the delay and expense of a stockholder meeting.

Whenever an investment policy or investment restriction set forth in this prospectus states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of our acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating agency (or as determined by the Adviser if the security is not rated by a rating agency) will not compel us to dispose of such security or other asset. Notwithstanding the foregoing, we must always be in compliance with the borrowing policies set forth above.

Non-Fundamental Policy: We will not change our policy of investing, under normal market conditions, at least 80% of our total assets in equity and equity-linked securities of companies principally engaged in the technology sector unless we provide shareholders at least 60 days’ written notice before implementation of the change in compliance with U.S. Securities and Exchange Commission (“SEC”) rules.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to the Advisor. The Proxy Voting Policies and Procedures of the Adviser are set forth below. The guidelines will be reviewed periodically by the Adviser and our Independent Directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we,” “our” and “us” refers to Destiny Advisors LLC.

Introduction

An investment adviser registered under the Advisers Act has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

Based on the nature of our investment strategy, we do not expect to receive proxy proposals but may from time to time receive amendments, consents or resolutions applicable to investments held by us. It is our general policy to exercise our voting or consult authority in a manner that serves the interests of our stockholders. We may occasionally be subject to material conflicts of interest in voting proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. If at any time we becomes aware of a material conflict of interest relating to a particular proxy proposal, our Chief Compliance Officer will review the proposal and determine how to vote the proxy in a manner consistent with interests of our stockholders.

Proxy Voting Records

Information regarding how we voted proxies relating to portfolio securities will be available: (1) without charge, upon request, by calling collect (847) 734-2000; and (2) on the SEC’s website at http://www.sec.gov. You may also obtain information about how we voted proxies by making a written request for proxy voting information to: Destiny Advisors LLC, 1401 Lavaca Street, #144, Austin, TX 78701.

Code of Ethics

We and the Adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. Our code of ethics is available, free of charge, on our website at https://destiny.xyz/tech100. You may also read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 942-8090. In addition, the code of ethics is attached as an exhibit hereto and is available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

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CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our securities are held by U.S. Bank, N.A. pursuant to a custodian agreement. The principal business address of U.S. Bank, N.A. is U.S. Bank Tower, 425 Walnut Street, Cincinnati, OH 45202. U.S. Bancorp Fund Services, LLC serves as our transfer agent, distribution paying agent and registrar. The principal business address of U.S. Bancorp Fund Services, LLC is 615 East Michigan Street, Milwaukee, WI 53202.

LEGAL MATTERS

Eversheds Sutherland (US) LLP, located at 700 Sixth Street, N.W., Suite 700, Washington, DC 20001, serves as our legal counsel. Certain legal matters regarding the validity of the shares offered hereby will be passed upon for us by Miles & Stockbridge P.C., 100 Light Street, Baltimore, Maryland 21202.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements for the Company have been incorporated by reference in the registration statement in reliance upon the report of Marcum LLP, our independent registered public accounting firm, appearing in our Annual Report on Form N-CSR, and upon the authority of said firm as experts in accounting and auditing.

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AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the shares of our common stock offered by this prospectus. The registration statement contains additional information about us and the shares of our common stock being offered by this prospectus.

We file with or submit to the SEC annual, semi-annual, and monthly reports, proxy statements and other information meeting the informational requirements of the Exchange Act and the 1940 Act. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at http://www.sec.gov. This information will also be available free of charge by contacting us at Destiny Tech100 Inc., Attention: Mr. Sohail Prasad, by telephone at (415) 639-9966, or on our website at https://destiny.xyz/tech100.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

As noted above, this prospectus is part of a registration statement that we have filed with the SEC. We are allowed to “incorporate by reference” the information that we file with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this prospectus, and later information that we file with the SEC will automatically update and supersede this information.

We incorporate by reference any future filings (including those made after the date of the filing of the registration statement of which this prospectus is a part) we will make with the SEC under Sections 13(a), 13(c), 14, or 15(d) of the Exchange Act including any filings on or after the date of this prospectus from the date of filing (excluding any information furnished, rather than filed), until we have sold all of the offered securities to which this prospectus and any accompanying prospectus supplement relates or the offering is otherwise terminated. The information incorporated by reference is an important part of this prospectus. Any statement in a document incorporated by reference into this prospectus will be deemed to be automatically modified or superseded to the extent a statement contained in (1) this prospectus or (2) any other subsequently filed document that is incorporated by reference into this prospectus modifies or supersedes such statement. The documents incorporated by reference herein include:

•	our Annual Report on Form N-CSR for the fiscal year ended December 31, 2023, filed with the SEC on March 8, 2024;

•	our Definitive Proxy Statement on Schedule 14A for the annual meeting of the stockholders, filed with the SEC on October 20, 2023;

•	the description of our Common Stock referenced in our Registration Statement on Form 8-A, as filed with the SEC on July 25, 2023;

Our periodic reports filed pursuant to Section 30(b)(2) of the 1940 Act and Sections 13 or 15(d) of the Exchange Act, as well as this prospectus are available on our website at https://destiny.xyz/tech100. Information contained on our website is not incorporated into this prospectus and you should not consider information contained on our website to be part of this prospectus. You may also request a copy of these filings (other than exhibits, unless the exhibits are specifically incorporated by reference into these documents) at no cost by writing or calling Investor Relations at the following address and telephone number:

Destiny Tech100 Inc.

1401 Lavaca Street, #144

Austin, TX 78701

(415) 639-9966

You should rely only on the information incorporated by reference or provided in this prospectus or any prospectus supplement. We have not authorized anyone to provide you with different or additional information, and you should not rely on such information if you receive it. We are not making an offer of or soliciting an offer to buy, any securities in any state or other jurisdiction where such offer or sale is not permitted. You should not assume that the information in this prospectus or in the documents incorporated by reference herein is accurate as of any date other than the date on the front of this prospectus or those documents.

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NOTICE OF PRIVACY POLICY AND PRACTICES

FACTS	WHAT DOES DESTINY TECH100 INC. (THE “FUND”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Name, Address, Social Security number
• Proprietary information regarding your beneficiaries
• Information regarding your earned wages and other sources of income
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Destiny Tech100 Inc. chooses to share; and whether you can limit this sharing.

	Does the	Can you
	Fund	limit this
Reasons we can share your personal information	share?	sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates to support everyday business functions - information about your transactions supported by law	Yes	No
For our affiliates’ everyday business purposes – Information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

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Questions? Call us at: (415) 639-9966

Who are we
Who is providing this notice?	Destiny Tech100 Inc.
What we do
How does Destiny Tech100 Inc. protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
Why does Destiny Tech100 Inc. collect my personal information?

We collect your personal information, for example

• To know investors’ identities and thereby prevent unauthorized access to confidential information;

• Design and improve the products and services we offer to investors;

• Comply with the laws and regulations that govern us.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. • Destiny Tech100 Inc. has affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Destiny Tech100 Inc. does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Destiny Tech100 Inc. doesn’t jointly market.

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DESTINY TECH100 INC.

Up to $1,000,000,000 in Shares of Common Stock

PRELIMINARY PROSPECTUS

PART C

Other Information

ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS

(1)	Financial Statements

Part A:	None.
Part B:	Schedule of Investments for the year ended December 31, 2023
Statement of Assets and Liabilities for the year ended December 31, 2023
Statement of Operations for the year ended December 31, 2023
Statements of Changes in Net Assets for the year ended December 31, 2023
Statement of Cash Flows for the year ended December 31, 2023
Financial Highlights for the year ended December 31, 2023

(2)	Exhibits

(a)(1)	Articles of Incorporation(1)
(b)	Second Amended and Restated Bylaws(7)
(c)	Not Applicable
(d)	Not Applicable
(e)(1)	Dividend Reinvestment Plan(3)
(f)	Not Applicable
(g)	Form of Investment Advisory Agreement(1)
(i)	Not Applicable
(j)(1)	Custody Agreement(1)
(k)(1)	Fund Accounting Servicing Agreement(1)
(k)(2)	Fund Administration Servicing Agreement(1)
(k)(3)	License Agreement(2)
(k)(4)	Transfer Agency Servicing Agreement(1)
(l)	Opinion and Consent of Counsel**
(m)	Not applicable
(n)(1)	Consent of Independent Registered Public Accounting Firm*
(o)	Not applicable
(p)	Not applicable
(q)	Not applicable
(r)	Code of Ethics of the Registrant(2)
(s)	Filing Fee Table(8)
(t)	Power of Attorney(6)

*	Filed herewith.
**	to be filed by subsequent amendment.

(1)	Incorporated by reference to the Registrant's Registration Statement on Form N-2 (File Nos. 333-264909 and 811-23802) filed on May 13, 2022.

(2)	Incorporated by reference to Pre-Effective Amendment No. 3 to the Registrant's Registration Statement on Form N-2 (File Nos. 333-264909 and 811-23802) filed on February 13, 2023.

(3)	Incorporated by reference to Pre-Effective Amendment No. 4 to the Registrant's Registration Statement on Form N-2 (File Nos. 333-264909 and 811-23802) filed on June 5, 2023.

(4)	Incorporated by reference to Pre-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-2 (File Nos. 333-264909 and 811-23802) filed on June 29, 2023.

(5)	Incorporated by reference to Pre-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-2 (File Nos. 333-264909 and 811-23802) filed on July 25, 2023.

(6)	Incorporated by reference to Pre-Effective Amendment No. 7 to the Registrant's Registration Statement on Form N-2 (File Nos. 333-264909 and 811-23802) filed on September 28, 2023.

(7)	Incorporated by reference to Pre-Effective Amendment No. 8 to the Registrant's Registration Statement on Form N-2 (File Nos. 333-264909 and 811-23802) filed on December 5, 2023.

(8)	Incorporated by reference to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-278734 and 811-23802) filed on April 16, 2024.

C-1

Item 26. Marketing Arrangements

Not Applicable.

Item 27. Other Expenses of Issuance and Distribution

Amount
U.S. Securities and Exchange Commission registration fee		$147,600
FINRA Filing Fee	$	None
Exchange listing fees	$	[ ]
Printing expenses	$	[ ]
Legal fees and expenses	$	[ ]
Accounting fees and expenses	$	[ ]
Miscellaneous	$	[ ]
Total	$	[ ]

All of the expenses set forth above shall be borne by the Registrant.

Item 28. Persons Controlled by or Under Common Control

The information contained under the headings “The Company,” “Management,” “Conflicts of Interest” and “Control Persons and Principal Shareholders” in this Registration Statement is incorporated herein by reference.

Item 29. Number of Holders of Securities

The following table sets forth the approximate number of record holders of our common stock as of June 14, 2024.

Title of Class	Number of Record Holders
Common Stock	233

Item 30. Indemnification

Section 2-418 of the Maryland General Corporation Law allows for the indemnification of officers, directors and any corporate agents in terms sufficiently broad to indemnify these persons under certain circumstances for liabilities, including reimbursement for expenses, incurred arising under the Securities Act. Our certificate of incorporation and bylaws provide that we shall indemnify our directors and officers to the fullest extent authorized or permitted by law and this right to indemnification shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of his or her heirs, executors and personal and legal representatives; provided, however, that, except for proceedings to enforce rights to indemnification, we are not obligated to indemnify any director or officer (or his or her heirs, executors or personal or legal representatives) in connection with a proceeding (or part thereof) initiated by the person unless the proceeding (or part thereof) was authorized or consented to by the Board. The right to indemnification conferred includes the right to be paid by us the expenses incurred in defending or otherwise participating in any proceeding in advance of its final disposition.

So long as we are regulated under the 1940 Act, the above indemnification is limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct.

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The Adviser and its affiliates (each, an “Indemnitee”) are not liable to us for (i) mistakes of judgment or for action or inaction that such person reasonably believed to be in our best interests absent such Indemnitee’s gross negligence, knowing and willful misconduct, or fraud or (ii) losses or expenses due to mistakes of judgment, action or inaction, or the negligence, dishonesty or bad faith of any broker or other agent of the Company who is not an affiliate of such Indemnitee, provided that such person was selected, engaged or retained without gross negligence, willful misconduct, or fraud.

We will indemnify each Indemnitee against any liabilities relating to the offering of our common stock or our business, operation, administration or termination, if the Indemnitee acted in good faith and in a manner it believed to be in, or not opposed to, our interests and except to the extent arising out of the Indemnitee’s gross negligence, fraud or knowing and willful misconduct. We may pay the expenses incurred by the Indemnitee in defending an actual or threatened civil or criminal action in advance of the final disposition of such action, provided the Indemnitee agrees to repay those expenses if found by adjudication not to be entitled to indemnification.

Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Advisor.

A description of any other business, profession, vocation or employment of a substantial nature in which the Adviser, and each managing director, director or officer of the Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in this Registration Statement in the sections entitled “The Company,” “Management” and “Management of the Company.” Additional information regarding the Adviser and its officers is set forth in its Form ADV, filed with the SEC (SEC File No. 801-123048), and is incorporated herein by reference.

Item 32. Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of:

(1)	the Registrant, Destiny Tech100 Inc., 1401 Lavaca Street, #144, Austin, TX 78701;

(2)	the Transfer Agent, U.S. Bancorp Fund Services, LLC is 615 East Michigan Street, Milwaukee, WI 53202;

(3)	the Custodian, U.S. Bank, U.S. Bank Tower, 425 Walnut Street, Cincinnati, OH 45202; and

(4)	the Adviser, Destiny Advisors LLC, 1401 Lavaca Street, #144, Austin, TX 78701.

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Item 33. Management Services

Not Applicable.

Item 34. Undertakings

(1)	We undertake to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than 10% from its net asset value as of the effective date of the registration statement; or (2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus.

(2)	Not applicable.

(3)	Registrant undertakes to:

a. to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1) to include any prospectus required by Section 10(a)(3) of the Securities Act;

(2) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post- effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Filing Fee Tables” in the effective registration statement.

(3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

Provided, however, that paragraphs a(1), a(2), and a(3) of this section do not apply if the registration statement is filed pursuant to General Instruction A.2 of this Form and the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference into the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

b. that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

c. to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

d. that, for the purpose of determining liability under the Securities Act to any purchaser:

(1) if the Registrant is relying on Rule 430B [17 CFR 230.430B]:

(A) Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2) if the Registrant is subject to Rule 430C [17 CFR 230.430C]: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

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e. that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(2) free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrants;

(3) the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act [17 CFR 230.482] relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(4)	We undertake that:

(a)	For the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by us pursuant to Rule 424(b)(1) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(b)	For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(5)	Not applicable.

(6)	Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

(7)	We undertake to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Austin, and the State of Texas on June 24, 2024.

DESTINY TECH100 INC.

By:	/s/ Sohail Prasad
Name:	Sohail Prasad
Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on June 24, 2024.

Name	Title

/s/ Sohail Prasad
Sohail Prasad	President, Chief Executive Officer and Chairman of the Board (Principal Executive Officer)

/s/ Peter Sattelmair
Peter Sattelmair	Chief Financial Officer (Principal Financial and Accounting Officer)

/s/ *
Travis Mason	Independent Director

/s/ *
Lisa Nelson	Independent Director

/s/ *
Lee Daley	Independent Director

*By:	/s/ Sohail Prasad

Attorney-in-fact, Power of Attorney Granted Pursuant to the Registration Statement on Form N-2 filed on April 16, 2024

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